                                                                 EXHIBIT 10.EE.1


                               U.S. $1,230,000,000

                           SECOND AMENDED AND RESTATED
                       SPONSOR SUBSIDIARY CREDIT AGREEMENT

                      Originally dated as of June 30, 1999
                  Amended and Restated as of November 22, 1999
                       Amended as of November 17, 2000 and
                    Amended and Restated as of March 29, 2002

                                      among

                         SABINE RIVER INVESTORS, L.L.C.

                                   as borrower

                                       and

                   THE OTHER SPONSOR SUBSIDIARIES PARTY HERETO

                                 as co-obligors

                                       and

                        TRINITY RIVER ASSOCIATES, L.L.C.

                                    as lender

                                       and

                            WILMINGTON TRUST COMPANY

                     as Sponsor Subsidiary Collateral Agent


                                TABLE OF CONTENTS

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                                                                                                               Page
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                                                     ARTICLE I
                                          DEFINITIONS AND ACCOUNTING TERMS

Section 1.01.     Certain Defined Terms...........................................................................1
Section 1.02.     Computation of Time Periods.....................................................................1
Section 1.03.     No Presumption Against Any Party................................................................1
Section 1.04.     Use of Certain Terms............................................................................1
Section 1.05.     Headings and References.........................................................................1
Section 1.06.     Accounting Terms................................................................................2
Section 1.07.     Balance in Cash Reserve.........................................................................2
Section 1.08.     Face Value Amount...............................................................................2
Section 1.09.     Supplements to Schedules........................................................................2

                                                     ARTICLE II
                                         AMOUNTS AND TERMS OF THE ADVANCES

Section 2.01.     The Advances....................................................................................3
Section 2.02.     Making the Advances.............................................................................3
Section 2.03.     Interest .......................................................................................3
Section 2.04.     Repayment of Advances...........................................................................3
Section 2.05.     Prepayment of Advances..........................................................................3
Section 2.06.     Additional Financing Costs, Etc.................................................................9
Section 2.07.     Payments and Computations; Additional Amounts...................................................9
Section 2.08.     Taxes..........................................................................................10
Section 2.09.     Evidence of Indebtedness.......................................................................11
Section 2.10.     Pool II Contributed Investments - Pool II Borrowing Base Determinations........................11
Section 2.11.     Pool II Reserve Amount.........................................................................14
Section 2.12.     Adjustments to Pool I Loan Values/Aggregate Pool I Loan Value Amount...........................16

                                                    ARTICLE III
                                               CONDITIONS TO ADVANCES

Section 3.01.     Conditions Precedent to Making the Advances on the First Closing Date..........................17
Section 3.02.     Conditions Precedent to Making the Advances on the Second Closing Date.........................20
Section 3.03.     Conditions Precedent to Effectiveness of this Agreement........................................24

                                                     ARTICLE IV
                                           REPRESENTATIONS AND WARRANTIES

Section 4.01.     Representations and Warranties with Respect to Each Sponsor Subsidiary.........................27
Section 4.02.     Representations and Warranties with Respect to Intermediate Holders and Underlying
                  Businesses.....................................................................................32


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                                                     ARTICLE V
                                         COVENANTS OF SPONSOR SUBSIDIARIES

Section 5.01.     Affirmative Covenants with Respect to Sponsor Subsidiaries.....................................34
Section 5.02.     Negative Covenants with Respect to Sponsor Subsidiaries........................................36
Section 5.03.     Reporting Requirements.........................................................................40
Section 5.04.     Financial Covenants............................................................................42
Section 5.05.     [Intentionally Omitted]........................................................................44
Section 5.06.     A-Loans and Total Cash Collateral Amount.......................................................44
Section 5.07.     Appraisals.....................................................................................45
Section 5.08.     Affirmative Covenants with Respect to Controlled Businesses....................................46
Section 5.09.     Negative Covenants with Respect to Each Controlled Business....................................48

                                                     ARTICLE VI
                                                 EVENTS OF DEFAULT

Section 6.01.     Events of Default..............................................................................58

                                                    ARTICLE VII
                                     ADMINISTRATION, SETTLEMENT AND COLLECTION

Section 7.01.     Maintaining the Cash Reserve and the Sabine Operating Account..................................60
Section 7.02.     Deposit of Funds into the Cash Reserve.........................................................61
Section 7.03.     Permitted Investments and El Paso Demand Loans.................................................62
Section 7.04.     Transfers from the Cash Reserve................................................................65
Section 7.05.     Transfers from the Sabine Operating Account....................................................69
Section 7.06.     Subsisting Event of Default or Incipient Event.................................................69
Section 7.07.     Transfers from the Cash Reserve and the Sabine Operating Account in Respect of
                  Payments on the Maturity Date and Application of Proceeds of Collateral Pursuant to
                  the Sponsor Subsidiary Security Agreement......................................................69

                                                    ARTICLE VIII
                                                THE COLLATERAL AGENT

Section 8.01.     Authorization and Action.......................................................................70
Section 8.02.     Sponsor Subsidiary Collateral Agent's Reliance, Etc............................................70
Section 8.03.     Trinity Credit Decision........................................................................71
Section 8.04.     Fee............................................................................................71

                                                     ARTICLE IX
                                ASSIGNMENTS; ACQUISITIONS OF CONTRIBUTED INVESTMENTS

Section 9.01.     No Assignment by any Sponsor Subsidiary........................................................72
Section 9.02.     Additional Sponsor Subsidiaries and Acquisitions of Contributed Investments....................72
Section 9.03.     Permitted Assignment by Trinity................................................................76


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                                                     ARTICLE X
                                                  INDEMNIFICATION

Section 10.01.    Indemnities by Sponsor Subsidiaries............................................................76
Section 10.02.    Survival of Indemnification Obligations........................................................77
Section 10.03.    Limitations on Indemnification Obligations.....................................................77
Section 10.04.    Payments.......................................................................................77
Section 10.05.    Procedural Requirements........................................................................78

                                                     ARTICLE XI
                                                   MISCELLANEOUS

Section 11.01.    Amendments, Etc................................................................................79
Section 11.02.    Notices, Etc...................................................................................79
Section 11.03.    No Waiver, Remedies............................................................................80
Section 11.04.    Costs and Expenses.............................................................................80
Section 11.05.    Right of Setoff................................................................................81
Section 11.06.    Binding Effect.................................................................................81
Section 11.07.    Governing Law..................................................................................81
Section 11.08.    Execution in Counterparts......................................................................81
Section 11.09.    Non-Recourse Liability.........................................................................81
Section 11.10.    WAIVER OF JURY TRIAL...........................................................................81
Section 11.11.    Authorization of Sabine as Sponsor Subsidiaries' Agent.........................................82
Section 11.12.    Consent to Jurisdiction........................................................................82

SCHEDULES

Schedule 4.01(p)  Amendments to Assigned Agreements
Schedule 4.01(t)  A-Loans
Schedule 9.02 Documentary Conditions Precedent to Accession of Additional Sponsor Subsidiary or Acquisition of Contributed Investment

EXHIBITS

EXHIBIT A         Form of EPPC Note
EXHIBIT B         Form of Subordinated Note
EXHIBIT C-1       Form of El Paso A-Loan Note
EXHIBIT C-2       Form of El Paso Affiliate A-Loan Note
EXHIBIT D-1       Intentionally Omitted
EXHIBIT D-2       Intentionally Omitted
EXHIBIT E-1       Form of El Paso Demand Loan (El Paso)
EXHIBIT E-2       Form of El Paso Demand Loan (El Paso Affiliates)
EXHIBIT 2.10      Form of Pool II Borrowing Base Report
EXHIBIT 9.02-1    Acquisition/Accession Notice
EXHIBIT 9.02-2    El Paso Officer's Certification
EXHIBIT 9.02-3    Sponsor Subsidiary Accession Agreement
EXHIBIT 9.02-4    Sponsor Subsidiary Security Agreement Supplement

                           SECOND AMENDED AND RESTATED
                       SPONSOR SUBSIDIARY CREDIT AGREEMENT

                      Originally dated as of June 30, 1999,
                  Amended and Restated as of November 22, 1999,
                       Amended as of November 17, 2000 and
                    Amended and Restated as of March 29, 2002

                  SABINE RIVER INVESTORS, L.L.C., a Delaware limited liability company ("SABINE"), as borrower, each other Sponsor Subsidiary listed on the signature pages hereof and each other Additional Sponsor Subsidiary that executes a Sponsor Subsidiary Accession Agreement, TRINITY RIVER ASSOCIATES, L.L.C., a Delaware limited liability company ("TRINITY"), as lender, and WILMINGTON TRUST COMPANY, a Delaware banking corporation ("WILMINGTON"), as collateral agent for Trinity (the "SPONSOR SUBSIDIARY COLLATERAL AGENT"), agree as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

                  Section 1.01. Certain Defined Terms. Words and expressions defined in Exhibit A to the Third Amended and Restated Company Agreement of Trinity, dated as of the date of this Agreement, between Sabine and Red River Investors L.L.C., shall have the same meanings in this Agreement. A reference to this "AGREEMENT" is a reference to this Second Amended and Restated Sponsor Subsidiary Credit Agreement, as further amended, supplemented or modified from time to time.

                  Section 1.02. Computation of Time Periods. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "FROM" means "from and including" and the words "TO", "THROUGH" and "UNTIL" each mean "to but excluding".

                  Section 1.03. No Presumption Against Any Party. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any particular party, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each party and its counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

                  Section 1.04. Use of Certain Terms. Unless the context of this Agreement requires otherwise, the plural includes the singular, the singular includes the plural, and "INCLUDING" has the inclusive meaning of "including without limitation". The words "HEREOF", "HEREIN", "HEREBY", "HEREUNDER" and other similar terms of this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement. All pronouns and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.

                  Section 1.05. Headings and References. Section and other headings are for reference only, and shall not affect the interpretation or meaning of any provision of or to this Agreement. Unless otherwise provided, references to Articles, Sections, Schedules, and Exhibits shall be deemed to be references to Articles, Sections, Schedules, and Exhibits of or to this Agreement. Whether or not stated herein or therein, references to this Agreement and to any other Operative Document or any other agreement include this Agreement and the other Operative Documents and agreements as the same may be modified, amended, restated or supplemented from time to time pursuant to the provisions hereof or thereof as permitted by the Operative Documents. Whether or not stated herein, a reference to any law or Applicable Law shall mean that law or Applicable Law as it may be amended, modified or supplemented from time to time, and any successor law or Applicable Law. A reference to a Person includes the successors and assigns of such Person, but such reference shall not increase, decrease or otherwise modify in any way the provisions in this Agreement governing the assignment of rights and obligations under or the binding effect of any provision of this Agreement.

                  Section 1.06. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with, and certificates of compliance with covenants shall be based upon, GAAP.

                  Section 1.07. Balance in Cash Reserve. A reference in this Agreement to a "BALANCE IN" or the "BALANCE OF" the Cash Reserve at any time is a reference to the aggregate value of:

                  (a) the cash balance standing to the credit of the Cash Reserve at that time; and

                  (b) the face value amount of all Permitted Investments in the Cash Reserve at that time. Any Investments that are not Permitted Investments at such time shall be deemed to have no value.

                  Section 1.08. Face Value Amount. A reference in this Agreement to the "FACE VALUE AMOUNT" of any Permitted Investment at any time is a reference to:

                  (a) where the Permitted Investment is a Cash Equivalent, the face value of such Cash Equivalent less any unamortized discount at such time; or

                  (b) where the Permitted Investment is an El Paso Demand Loan, the outstanding principal amount of such El Paso Demand Loan at that time.

                  Section 1.09. Supplements to Schedules. The following Schedules to this Agreement and the Sponsor Subsidiary Security Agreement shall be supplemented as follows:

                  (a) Parts I, II, III, and IV of Schedule I to the Sponsor Subsidiary Security Agreement shall be automatically supplemented by Parts I, II, III, and IV, respectively, of any Exception Schedule attached to a Sponsor Subsidiary Accession Agreement or to a Sponsor Subsidiary Security Agreement Supplement on the applicable Acquisition/Accession Date; and

                  (b) Schedule 4.01(t) shall be automatically supplemented by the delivery of each supplemental Schedule 4.01(t),

whereupon, in each case, any reference in any Sponsor Subsidiary Credit Document to any such Schedule shall be a reference to each such Schedule as supplemented in accordance with this Section 1.09.

                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES

                  Section 2.01. The Advances. (a) On the terms and conditions hereinafter set forth, Trinity agrees to make available to Sabine:

                  (i) an advance on the First Closing Date in a principal amount of $625,000,000; and

                  (ii) an advance on the Second Closing Date in a principal amount of $605,000,000 (each such advance being an "ADVANCE").

                  (b) Amounts borrowed hereunder and repaid or prepaid may not be reborrowed.

                  (c) Each Sponsor Subsidiary shall be jointly and severally liable for the repayment of the principal amount of, and for the payment of interest and all other amounts in respect of, each Advance made to Sabine hereunder and each Sponsor Subsidiary shall be jointly and severally liable for all Obligations hereunder as a primary obligor and not as a surety.

                  Section 2.02. Making the Advances. (a) Subject to satisfaction of the conditions precedent set forth herein, Trinity shall make and Sabine shall borrow the Advances on the First Closing Date and the Second Closing Date (as applicable).

                  (b) Trinity shall make such Advances available to Sabine by deposit of the proceeds thereof to the Sabine Operating Account on the First Closing Date or the Second Closing Date (as applicable).

                  (c) The Sponsor Subsidiaries shall jointly and severally indemnify Trinity against any cost or expense incurred by Trinity as a result of any failure to fulfill on or before the First Closing Date or the Second Closing Date (as applicable) the applicable conditions set forth in Article III, including any Liquidation Amount. A notice by Trinity to Sabine of the amount of such cost or expense shall, in the absence of manifest error, be conclusive and binding for all purposes.

                  Section 2.03. Interest. (a) The Sponsor Subsidiaries shall jointly and severally pay interest on the unpaid principal amount of each Advance outstanding from time to time from the First Closing Date or the Second Closing Date (as applicable) until the principal amount shall be paid in full at a rate per annum at all times during each Interest Period equal to the Funding Rate for such Interest Period, payable on the Payment Date next succeeding the last day of such Interest Period.

                  (b) Trinity shall determine the Funding Rate for each Interest Period (or portion thereof) and shall notify Sabine of such Funding Rate three Business Days prior to the Payment Date for such Interest Period. A notice by Trinity to Sabine of the Funding Rate shall be binding on each Sponsor Subsidiary. A notice to Sabine pursuant to Section 7.7(a) of the Trinity Company Agreement shall be deemed to satisfy the foregoing notification requirement.

                  Section 2.04. Repayment of Advances. The Sponsor Subsidiaries shall jointly and severally repay on the Maturity Date the principal amount of all Advances then outstanding in full.

                  Section 2.05. Prepayment of Advances. (a) Voluntary. A Sponsor Subsidiary may, upon at least five Business Days' notice to Trinity stating the proposed date and the aggregate principal amount of the prepayment, and, if such notice is given, such Sponsor Subsidiary shall, prepay the outstanding principal amount of an Advance in whole or in part together with all other amounts required to be paid pursuant to Section 2.07(c) in connection with such prepayment; provided, however, that each partial prepayment shall be in an aggregate principal amount of not less than $1,000,000.

                  (b) Mandatory. (i) Disposition of Pool I Contributed Investments. (A) Upon a Disposition of any Pool I Contributed Investment by a Sponsor Subsidiary (whether to El Paso, an Affiliate of El Paso or any other Person), the Sponsor Subsidiaries shall forthwith, on receipt of the proceeds of such Disposition, prepay Advances in a principal amount equal to:

                  (1) in the case of the Disposition of a Pre-approved Pool I Contributed Investment, the Net Cash Proceeds from such Disposition; and

                  (2) in the case of the Disposition of any other Pool I Contributed Investment, an amount equal to the Pool I Loan Value of such Pool I Contributed Investment,

in each case together with all other amounts required to be paid pursuant to
Section 2.07(c) in connection with such prepayment.

                  (B) If, following a Disposition to El Paso or to an Affiliate of El Paso of any Pre-approved Pool I Contributed Investment by a Sponsor Subsidiary, such Pre-approved Pool I Contributed Investment (or part thereof) is subsequently Disposed of to a Person other than El Paso or an Affiliate of El Paso within 180 days after the initial Disposition by the relevant Sponsor Subsidiary to El Paso or an Affiliate of El Paso (as applicable) for aggregate Net Cash Proceeds in excess of the Net Cash Proceeds (or corresponding part thereof) received in connection with such initial Disposition, then the Sponsor Subsidiaries shall on the date of such subsequent Disposition prepay Advances in a principal amount equal to such excess, together with all other amounts required to be paid pursuant to Section 2.07(c) in connection with such prepayment.

                  (ii) Excess Distribution. On the date of each Distribution by a Pool I Underlying Business, the Sponsor Subsidiaries shall prepay Advances in a principal amount equal to the Excess Distribution (if any) calculated as of such date, together with all other amounts required to be paid pursuant to
Section 2.07(c) in connection with such prepayment.

                  (iii) Disposition of Assets of Pool I Underlying Businesses.
(A) If all or substantially all of the assets of, or Equity Interests in, any Intermediate Holder or Underlying Business relating to a Pool I Contributed Investment (other than a Pool I Publicly Traded Investment) are Disposed of (whether to El Paso, an Affiliate of El Paso or any other Person) at any time after the Acquisition/Accession Date of such Pool I Contributed Investment, then the Sponsor Subsidiaries shall forthwith on receipt of the proceeds of such Disposition prepay Advances in a principal amount equal to:

                  (1) in the case of the Disposition of all or substantially all of the assets of, or Equity Interests in, any Intermediate Holder or Underlying Business relating to a Pre-approved Pool I Contributed Investment (other than any Intermediate Holder or Underlying Business relating to Energy Partners), the Net Cash Proceeds from such Disposition; and

                  (2) in the case of the Disposition of all or substantially all of the assets of, or Equity Interests in, any Intermediate Holder or Underlying Business relating to any other Pool I Contributed Investment (other than a Pool I Publicly Traded Investment), the Pool I Loan Value of the Pool I Contributed Investment to which such Intermediate Holder or Underlying Business relates, in each case together with all other amounts required to be paid pursuant to
Section 2.07(c) in connection with such prepayment.

                  (B) If, following a Disposition to El Paso or an Affiliate of El Paso of all or substantially all of the assets of, or Equity Interests in, any Intermediate Holder or Underlying Business relating to a Pre-approved Pool I Contributed Investment (other than Energy Partners), such assets or Equity Interests (as applicable) (or part thereof) are subsequently Disposed of to a Person other than El Paso or an Affiliate of El Paso within 180 days after the initial Disposition to El Paso or such Affiliate of El Paso (as applicable) for aggregate Net Cash Proceeds in excess of the Net Cash Proceeds (or corresponding part thereof) received in connection with such initial Disposition, then the Sponsor Subsidiaries shall on the date of such subsequent Disposition prepay Advances in a principal amount equal to such excess, together with all other amounts required to be paid pursuant to Section 2.07(c) in connection with such prepayment.

                  (iv) A-Loans. (A) If El Paso or any Affiliate of El Paso prepays any principal under any A-Loan Note, the Sponsor Subsidiaries shall forthwith prepay Advances in a principal amount equal to the principal amount of such prepayment, together with all other amounts required to be paid pursuant to
Section 2.07(c) in connection with such prepayment.

                  (B) If the Sponsor Subsidiaries prepay the Advances (other than in accordance with clause (A) above), then El Paso or any Affiliate of El Paso that is an obligor under an A-Loan Note shall (x) be deemed to have prepaid the principal amount outstanding under such A-Loan Note in the principal amount of such prepayment of the Advances by the Sponsor Subsidiaries and (y) pay interest accrued on the principal deemed to have been so prepaid under such A-Loan Note in accordance with the terms thereof; provided that the amount described in clause (x) above shall be deemed to be Distributed to El Paso or such Affiliate of El Paso and the outstanding principal amount of the A-Loan Notes shall be reduced by the principal amount of such deemed prepayment.

                  (v) Pool II Borrowing Base Reductions. The Sponsor Subsidiaries shall prepay (including by causing any Underlying Business relating thereto to prepay on behalf of any Sponsor Subsidiary) Advances in a principal amount equal to the amount, and at the times, specified in Section 2.11(a) and
Section 5.09(j)(i) or (ii), together with all other amounts required to be paid pursuant to Section 2.07(c) in connection with such prepayment.

                  (vi) Prepayment of EPPC Notes. If the issuer of any EPPC Note prepays any principal under any EPPC Note, the Sponsor Subsidiaries shall forthwith prepay Advances in a principal amount equal to the amount of such prepayment, together with all other amounts required to be paid pursuant to
Section 2.07(c) in connection with such prepayment.

                  (vii) Minimum Unrecovered Capital. If, as a result of any voluntary or mandatory prepayment under this Section 2.05, the Unrecovered Capital of Red River in Trinity would be less than $300,000,000, then the Sponsor Subsidiaries shall on the date of such voluntary or mandatory prepayment prepay the Advances in full together with all other amounts required to be paid pursuant to Section 2.07(c) in connection with such prepayment.

                  (viii) Deemed Receipt of Disposition Proceeds. All proceeds (including any deferred proceeds) from a Disposition described in Section 2.05(b)(i), (iii) or (ix)(A) shall be deemed to have been received no later than the date of any such Disposition.

                  (ix) El Paso RA Event. If the senior unsecured long-term debt credit ratings of El Paso fall below BBB- by S&P and below Baa3 by Moody's (an "EL PASO RA EVENT"), then the Sponsor Subsidiaries shall prepay the Advances in a principal amount equal to:

                  (A) the Net Cash Proceeds from any Dispositions described in
         Section 5.09(d)(iv), (v), (vi) and (vii) and occurring during the continuance of an El Paso RA Event; provided that such prepayment of the Advances shall be made at the earlier of (x) the next Payment Date following any such Disposition and (y) any date, following the initial occurrence of such El Paso RA Event and thereafter following the making of any prepayment under this clause (A), on which the aggregate amount of Net Cash Proceeds from all such Dispositions is at least $5,000,000;

                  (B) on each Payment Date during the continuance of an El Paso RA Event, the lesser of (x) the excess of (1) the gross revenues (other than proceeds from sales of assets (other than current assets as defined under GAAP) or capital contributions) for the Fiscal Quarter in which such El Paso RA Event occurs (and in each subsequent Fiscal Quarter while such El Paso RA Event continues) of the Pool I Contributed Investments (other than any Publicly Traded Investment) over (2) the aggregate amount of all operating expenditures in the ordinary course of business and all Maintenance Capital Expenditures paid (or in respect of which an obligation to pay any such expenditure was incurred) in any such Fiscal Quarter with respect to Pool I Contributed Investments (other than any Publicly Traded Investment) (such aggregate amount not to exceed $11,000,000 in any such Fiscal Quarter solely for purposes of the calculation in this clause (B)(2)), and (y) the aggregate amount of the net income of the Pool I Contributed Investments (other than any Publicly Traded Investment) reflected in the most recent financial statements delivered pursuant to
         Section 5.03(c); provided that an amount (if any) equal to the positive value of the difference between the amount described in clause (x) above and the amount described in clause (y) above shall be deposited into the applicable Proceeds Account and held therein; and provided further that:

                  (I) if such prepayment of the Advances falls on the first Payment Date following the end of the fourth Fiscal Quarter of the immediately preceding Fiscal Year, the amount described in clause (y) above shall be the amount of such net income as reflected in the financial statements as of the end of the third Fiscal Quarter of the immediately preceding Fiscal Year, and such amount shall be (aa) increased by the absolute amount (if any) by which the amount of net income reflected in the financial statements as of the end of such third Fiscal Quarter of the immediately preceding Fiscal Year exceeds the amount of net income used to determine the required prepayment of the Advances on the first Payment Date following the end of such third Fiscal Quarter of the immediately preceding Fiscal Year or (bb) reduced by the absolute amount (if any) by which the amount of net income reflected in financial statements as of the end of the third Fiscal Quarter of the immediately preceding Fiscal Year is less than the amount of net income used to determine the required prepayment of the Advances on the first Payment Date following the end of such third Fiscal Quarter of the immediately preceding Fiscal Year;

                  (II) if such prepayment of the Advances falls on the first Payment Date following the end of the first Fiscal Quarter of the current Fiscal Year, the amount described in clause (y) above shall be the amount of such net income as reflected in the financial statements as of the end of the third Fiscal Quarter of the immediately preceding Fiscal Year;

                  (III) if such prepayment of the Advances falls on the first Payment Date following the end of the second Fiscal Quarter of the current Fiscal Year, the amount described in clause (y) above shall be the amount of such net income as reflected in the financial statements as of the end of the first Fiscal Quarter of the current Fiscal Year, and such amount shall be
                           (aa) increased by the absolute amount (if any), by which the amount of net income reflected in financial statements as of the end of the fourth Fiscal Quarter of the immediately preceding Fiscal Year and as of the end of the first Fiscal Quarter of the current Fiscal Year, respectively, exceeds the amount of net income used to determine the required prepayment of the Advances on the first Payment Date following the end of such fourth Fiscal Quarter of the immediately preceding Fiscal Year and the end of such first Fiscal Quarter of the current Fiscal Year, respectively, or (bb) reduced by the absolute amount (if any) by which the amount of net income reflected in financial statements as of the end of the fourth Fiscal Quarter of the immediately preceding Fiscal Year and as of the end of the first Fiscal Quarter of the current Fiscal Year, respectively, is less than the amount of net income used to determine the required prepayment of the Advances on the first Payment Date following the end of such fourth Fiscal Quarter of the immediately preceding Fiscal Year and the end of such first Fiscal Quarter of the current Fiscal Year, respectively; and

                  (IV) if such prepayment of the Advances falls on first the Payment Date following the end of the third Fiscal Quarter of the current Fiscal Year, the amount described in clause (y) above shall be the amount of such net income as reflected in the financial statements as of the end of the second Fiscal Quarter of the current Fiscal Year, and such amount shall be
                           (aa) increased by the absolute amount (if any) by which the amount of net income reflected in financial statements as of the end of the second Fiscal Quarter of the current Fiscal Year exceeds the amount of net income used to determine the required prepayment of the Advances on the first Payment Date following the end of such second Fiscal Quarter of the current Fiscal Year or (bb) reduced by the absolute amount (if any) by which the amount of net income reflected in financial statements as of the end of the second Fiscal Quarter of the current Fiscal Year is less than the amount of net income used to determine the required prepayment of the Advances on the first Payment Date following the end of such second Fiscal Quarter of the current Fiscal Year.

                  (C) on each Payment Date during the continuance of an El Paso RA Event, the lesser of (x) the excess of (1) the gross revenues (other than proceeds from sales of Relevant Assets or capital contributions) for the Fiscal Quarter in which such El Paso RA Event occurs (and in each subsequent Fiscal Quarter while such El Paso RA Event continues) of the Pool II Contributed Investments over (2) the aggregate amount of all operating expenditures in the ordinary course of business and all Capital Expenditures permitted by Section 5.09(h) hereof (such aggregate amount not to exceed $100,000,000 in any Fiscal Quarter solely for purposes of the calculation in this clause (C)) and (y) a good faith estimate (based on reasonable assumptions) of the amount of net income of the applicable Pool II Contributed Investment (the "NET INCOME ESTIMATE") for such Fiscal Quarter determined by the Chief Financial Officer of such Pool II Contributed Investment (or of the Underlying Businesses relating thereto, as the case may be) and set forth in a certificate of such Chief Financial Officer to be delivered to Trinity on or prior to the date of such prepayment of the Advances; provided that an amount (if any) equal to the positive value of the difference between the amount described in clause (x) and the amount described in clause (y) above shall be deposited into the applicable Proceeds Account and held therein; and provided further that:

                  (I) if such prepayment of the Advances falls on the first Payment Date following the end of the fourth Fiscal Quarter of the immediately preceding Fiscal Year, the amount described in clause (y) above shall be the Net Income Estimate for such fourth Fiscal Quarter of the immediately preceding Fiscal Year, and such amount shall be (aa) increased by the absolute amount (if any) by which the amount of net income reflected in the financial statements as of the end of the third Fiscal Quarter of the immediately preceding Fiscal Year exceeds the Net Income Estimate for such third Fiscal Quarter of the immediately preceding Fiscal Year or (bb) reduced by the absolute amount (if any) by which the amount of net income reflected in financial statements as of the end of the third Fiscal Quarter of the immediately preceding Fiscal Year is less than the Net Income Estimate for such third Fiscal Quarter of the immediately preceding Fiscal Year;

                  (II) if such prepayment of the Advances falls on the first Payment Date following the end of the first Fiscal Quarter of the current Fiscal Year, the amount described in clause (y) above shall be the Net Income Estimate for such first Fiscal Quarter of the current Fiscal Year;

                  (III) if such prepayment of the Advances falls on the first Payment Date following the end of the second Fiscal Quarter of the current Fiscal Year, the amount described in clause (y) above shall be the Net Income Estimate for such second Fiscal Quarter of the current Fiscal Year, and such amount shall be (aa) increased by the absolute amount (if any), by which the amount of net income reflected in financial statements as of the end of the fourth Fiscal Quarter of the immediately preceding Fiscal Year and as of the end of the first Fiscal Quarter of the current Fiscal Year, respectively, exceeds the Net Income Estimate for such fourth Fiscal Quarter of the immediately preceding Fiscal Year and for such first Fiscal Quarter of the current Fiscal Year, respectively, or (bb) reduced by the absolute amount (if any) by which the amount of net income reflected in financial statements as of the end of the fourth Fiscal Quarter of the immediately preceding Fiscal Year and as of the end of the first Fiscal Quarter of the current Fiscal Year, respectively, is less than the Net Income Estimate for such fourth Fiscal Quarter of the immediately preceding Fiscal Year and for such first Fiscal Quarter of the current Fiscal Year, respectively; and

                  (IV) if such prepayment of the Advances falls on the first Payment Date following the end of the third Fiscal Quarter of the current Fiscal Year, the amount described in clause (y) above shall be the Net Income Estimate for such third Fiscal Quarter of the current Fiscal Year, and such amount shall be (aa) increased by the absolute amount (if any) by which the amount of net income reflected in financial statements as of the end of the second Fiscal Quarter of the current Fiscal Year exceeds the Net Income Estimate for such second Fiscal Quarter of the current Fiscal Year or
                           (bb) reduced by the absolute amount (if any) by which the amount of net income reflected in financial statements as of the end of the second Fiscal Quarter of the current Fiscal Year is less than the Net Income Estimate for such second Fiscal Quarter of the current Fiscal Year;

         provided, however, that with respect to each of clause (B) and clause
         (C) above, if in any Fiscal Quarter (1) the amount described in clause
         (x) thereof is greater than the amount described in clause (y) thereof, and (2) the sum of all cumulative amounts described in such clause (x) for all prior Fiscal Quarters is less than the sum of all cumulative amounts described in such clause (y) for all such prior Fiscal Quarters, then the Sponsor Subsidiaries shall make an additional prepayment of Advances in a principal amount equal to the lesser of (I) the amount described in clause (x) for such current Fiscal Quarter minus the amount described in clause (y) for such current Fiscal Quarter, and (II) the sum of all cumulative amounts described in such clause (y) for all such prior Fiscal Quarters minus the sum of all cumulative amounts described in such clause (x) for all such prior Fiscal Quarters.

                  (D) any Distributions made by Energy Partners to a Sponsor Subsidiary on the date any such Distribution is received during the continuance of an El Paso RA Event, and

                  (E) the Pool II Holdback Amount then in effect on the date of an El Paso RA Event,

in each case together with all other amounts required to be paid pursuant to
Section 2.07(c) in connection with such prepayment.

                  Section 2.06. Additional Financing Costs, Etc. (a) Each Sponsor Subsidiary shall on demand by Trinity delivered to Sabine not later than 12:30 p.m. on the Business Day prior to any Payment Date pay to Trinity on such Payment Date additional amounts sufficient to pay Trinity in full (without duplication) for any Additional Financing Costs or Transaction Costs so demanded by Trinity.

                  (b) Without limiting Section 2.06(a), Trinity may at any time deliver written notice to Sabine requiring the Sponsor Subsidiaries jointly and severally to pay additional amounts sufficient to indemnify Trinity in full for any Additional Financing Costs or Transaction Costs. The Sponsor Subsidiaries shall jointly and severally pay to Trinity such Additional Financing Costs or Transaction Costs on or before the date falling five Business Days after the date of such notice; provided, however, that (x) any Additional Financing Costs arising by reason of the late payment of the Advance or (y) any Transaction Costs of the kind described in clause (b) of the definition thereof shall, in each case, be payable on demand.

                  (c) A demand under Section 2.06(a) or (b) shall be accompanied by a certificate from Trinity or Red River (or, in the case of a deemed demand under Section 2.06(d), the Claimant) which shall set out in reasonable detail the nature of and, if applicable, the method for computation of the Additional Financing Costs or Transaction Costs that are the subject of the demand. Such certificate shall be conclusive and binding for all purposes, in the absence of manifest error.

                  (d) The Sponsor Subsidiaries hereby acknowledge that the delivery to Sabine by a Claimant of a demand for Additional Financing Costs and/or Transaction Costs under Section 4.12 of the Trinity Company Agreement shall be deemed to be a demand by Trinity against the Sponsor Subsidiaries under this Section 2.06 and Section 2.07(c) (as applicable) for the payment of such Additional Financing Costs and/or Transaction Costs.

                  Section 2.07. Payments and Computations; Additional Amounts.
(a) Trinity Operating Account. Each Sponsor Subsidiary shall make each payment hereunder, irrespective of any right of setoff or counterclaim, no later than 10:00 a.m. (New York City time) on the day when due in immediately available Dollars to the Trinity Operating Account.

                  (b) Calculation. All computations of interest hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) elapsed (except that where interest is calculated by reference to the Base Rate, the computation of interest hereunder shall be made on the basis of a year of 365 days or 366 days, as applicable). Each determination by Trinity of an interest rate hereunder shall be conclusive and binding for all purposes, in the absence of manifest error.

                  (c) Additional Amounts. All payments of principal under this Agreement (whether on prepayment or otherwise) shall be made together with (without duplication) all accrued interest to the date of such payment or prepayment on the principal amount paid or prepaid, any accrued and unpaid fees to the date of such payment or prepayment, expenses, Additional Financing Costs and Transaction Costs and indemnities and other Obligations of the Sponsor Subsidiaries (including any interest on the principal amount paid or prepaid) owing hereunder (and as to which, in the case of Additional Financing Costs and Transaction Costs, demand for payment with respect to which has been received by Sabine on or before 12:30 p.m. on the Business Day immediately preceding the date on which any such payment or prepayment of principal is made).

                  (d) Notice. Each payment under this Agreement shall be accompanied by written notice by Sabine identifying the nature of the payment.

                  Section 2.08. Taxes. (a) Any and all payments by each Sponsor Subsidiary hereunder shall be made free and clear of and without deduction for any and all present or future Taxes and all liabilities with respect thereto, excluding, in the case of Trinity, taxes imposed on its net taxable income, and franchise taxes imposed on it, by the jurisdiction under the laws of which (or by a jurisdiction under the laws of a political subdivision of which) Trinity is organized or any political subdivision thereof and taxes imposed on its net taxable income, and franchise taxes imposed on it, by any jurisdiction or any political subdivision thereof out of which Trinity makes the Advances in connection with this Agreement (all such non-excluded taxes, levies, imposts, deductions, charges, fees, duties, withholdings and liabilities being hereinafter referred to as "RELEVANT TAXES"). If a Sponsor Subsidiary shall be required by Applicable Law to deduct any Relevant Taxes from or in respect of any sum payable hereunder to Trinity, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.08) Trinity receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Sponsor Subsidiary shall make such deductions, and (iii) such Sponsor Subsidiary shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with Applicable Law.

                  (b) In addition, the Sponsor Subsidiaries agree jointly and severally to pay any present or future transfer, ad valorem, registration, title, license, stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any transfer made under, from possession arising under, from any action of the Sponsor Subsidiary Collateral Agent contemplated in, or any payment made under, or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Sponsor Subsidiary Credit Document (hereinafter referred to as "OTHER TAXES").

                  (c) Each Sponsor Subsidiary, to the fullest extent permitted by Applicable Law, jointly and severally indemnifies Trinity and the Trinity Members, on an after-tax basis, for the full amount of Relevant Taxes or Other Taxes (including any Taxes, including Relevant Taxes and Other Taxes, imposed by any jurisdiction on amounts payable under this Section 2.08) paid by Trinity and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Relevant Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within two Business Days from the date Trinity makes written demand therefor.

                  (d) Within 30 days after the date of any payment of Relevant Taxes by or at the direction of any Sponsor Subsidiary, Sabine will furnish to Trinity the original or a certified copy of a receipt evidencing payment thereof.

                  Section 2.09. Evidence of Indebtedness. Trinity shall maintain an account or accounts evidencing the indebtedness of each Sponsor Subsidiary to Trinity resulting from the Advances, including the amounts of principal and interest payable and paid to Trinity from time to time hereunder.

                  Section 2.10. Pool II Contributed Investments - Pool II Borrowing Base Determinations. The Pool II Borrowing Base shall be determined from time to time in the manner described in this Section 2.10.

                  (a) Initial Pool II Borrowing Base Determination. (i) The Pool II Borrowing Base shall be $0 during the period from the Second Closing Date until the Pool II Borrowing Base is either increased or determined pursuant to clause (a)(ii) or (a)(iii), as applicable.

                  (ii) If the Pool II Contributed Investments are contributed before December 31, 1999, then the Pool II Borrowing Base shall be increased by $560,000,000 on the Acquisition/Accession Date relating to the Pool II Contributed Investments.

                  (iii) If the Pool II Contributed Investments are contributed after December 31, 1999, then the Pool II Borrowing Base shall be determined in accordance with the procedure set forth in Section 2.10(b) below; provided that the reference to "March 1" in Section 2.10(b)(i) shall be construed as the date of the Acquisition/Accession Notice relating to the contribution of Pool II Contributed Investments.

                  (b) Scheduled Pool II Borrowing Base Determinations. A determination of the Pool II Borrowing Base (each, a "POOL II BORROWING BASE DETERMINATION") shall be made once during each calendar year in accordance with this Section 2.10(b).

                           (i) No later than March 1 of each calendar year,
                  Sabine shall deliver a Reserve Report dated as of the Reserve Report Date to the Calculation Agent, with a copy to Trinity; provided that Sabine shall have the right to prepare such Reserve Report on a pro forma basis, reflecting the Proved Reserves attributable to the Oil and Gas Properties to be acquired and/or Disposed of prior to the effectiveness of the Pool II Borrowing Base to be determined based on such pro forma Reserve Report.

                           (ii) No later than 30 days after the date of delivery
                  of the Reserve Report pursuant to clause (i) above, the Calculation Agent on behalf of Trinity shall deliver to Sabine a copy of a draft Pool II Borrowing Base Report.

                           (iii) No later than 10 days after the date of
                  delivery of the draft Pool II Borrowing Base Report pursuant to clause (ii) above, Sabine shall deliver to the Calculation Agent, with a copy to Trinity, its written comments and adjustments to the draft Pool II Borrowing Base Report.

                           (iv) No later than 5 days after the date of delivery
                  of Sabine's written comments and adjustments to the draft Pool II Borrowing Base Report pursuant to clause (iii) above, the Calculation Agent on behalf of Trinity shall deliver to Sabine the final Pool II Borrowing Base Report (the date of delivery of such final report, the "FINAL BORROWING BASE REPORT DELIVERY DATE") containing the Calculation Agent's recommendation for the Pool II Borrowing Base (the "POOL II BORROWING BASE RECOMMENDATION"). The Pool II Borrowing Base Recommendation shall (A) take into account the projected cash flows from Proved Reserves only, (B) ignore any rights or benefits of any Person other than a Sponsor Subsidiary or a Controlled Business under any Hedge Agreement permitted by
                  Section 5.09(b)(ii) and (C) be determined in accordance with the Calculation Agent's normal and customary oil and gas lending criteria.

                           (v) No later than 15 days after the Final Borrowing
                  Base Report Delivery Date, the Calculation Agent with the agreement of Trinity shall furnish written notice to Sabine of the Pool II Borrowing Base Determination, which shall contain the determination of the new Pool II Borrowing Base.

                           (vi) Such new Pool II Borrowing Base shall become
                  effective, at Sabine's discretion and upon delivery by Sabine of written notice to the Calculation Agent, on any date (the "POOL II BORROWING BASE EFFECTIVE DATE") from, and including, the date of the notice to Sabine under clause (v) above to, and including, the date falling 60 days after the date of such notice (the "OUTSIDE DATE"; it being understood that if Sabine does not deliver such written notice to the Calculation Agent, the Pool II Borrowing Base Effective Date shall be the Outside
                  Date) and shall remain effective during the period from such date to the effective date of the next change to the Pool II Borrowing Base occurring thereafter pursuant to this Section
                  2.10 (such period being the "POOL II BORROWING BASE PERIOD"). The Pool II Borrowing Base in effect during a Pool II Borrowing Base Period is referred to as the "CURRENT POOL II BORROWING BASE".

                           (vii) During each Pool II Borrowing Base Period, (A)
                  the "REDETERMINATION THRESHOLD" for such Pool II Borrowing Base Period shall be an amount equal to 10% of the Current Pool II Borrowing Base, (B) the "ADJUSTED REDETERMINATION THRESHOLD" for such Pool II Borrowing Base Period shall be an amount equal to the Redetermination Threshold for such Pool II Borrowing Base Period minus the aggregate amount of Net Cash Proceeds from all Dispositions of Relevant Assets that have occurred during the Threshold Adjustment Period for such Pool II Borrowing Base Period, and (C) the "THRESHOLD ADJUSTMENT PERIOD" for such Pool II Borrowing Base Period shall be a period starting from the Reserve Report Date in respect of the Current Pool II Borrowing Base and ending on the Pool II Borrowing Base Effective Date for such Pool II Borrowing Base Period.

                           (viii) Notwithstanding anything to the contrary
                  contained herein, in the event the Reserve Report used to determine a new Pool II Borrowing Base was prepared on a pro forma basis, a new Pool II Borrowing Base shall not become effective until any proposed acquisition reflected in such Reserve Report has been completed. If a Pool II Borrowing Base shall fail to become effective due to the failure of one or more proposed acquisitions reflected in such Reserve Report to be completed prior to or on the Outside Date relating to such Pool II Borrowing Base, the Pool II Borrowing Base shall be adjusted by the Calculation Agent by subtracting therefrom the aggregate amount of the Pool II Borrowing Base attributable to the Relevant Assets in connection with each of such proposed acquisitions, and such adjusted Pool II Borrowing Base shall become effective on the Outside Date.

                  (c) Optional Redeterminations of the Pool II Borrowing Base.
         (i) In addition to the annual Pool II Borrowing Base Determination pursuant to Section 2.10(b), redeterminations of the Pool II Borrowing Base (each a "POOL II BORROWING BASE REDETERMINATION") may be made from time to time upon notice (each a "REDETERMINATION NOTICE") under Section 2.10(d) and Section 2.10(e), and subject to this Section 2.10(c).

                  (ii) A Pool II Borrowing Base Redetermination shall become effective on the Pool II Borrowing Base Effective Date applicable thereto and shall remain effective during the period from such date to the effective date of the next change to the Pool II Borrowing Base occurring thereafter pursuant to this Section 2.10.

                  (d) Pool II Borrowing Base Redeterminations - Annual Option.
         (i) Trinity may, not more than once per calendar year, deliver to Sabine and the Calculation Agent a Redetermination Notice under this
         Section 2.10(d) (and identifying this Section 2.10(d)), following which the Pool II Borrowing Base shall be determined in accordance with the procedure set forth in Section 2.10(b) above; provided that the reference to "March 1" in Section 2.10(b)(i) shall be construed as a reference to the date falling 30 days after the date of delivery of the Redetermination Notice.

                  (ii) Sabine may, not more than once per calendar year, deliver a Redetermination Notice to Trinity and the Calculation Agent under this Section 2.10(d) (and identifying this Section 2.10(d)), following which the Pool II Borrowing Base shall be determined pursuant to the procedure set forth in Section 2.10(b) above; provided that the reference to "March 1" in Section 2.10(b)(i) shall be construed as a reference to the date of delivery of the Redetermination Notice.

                  (e) Pool II Borrowing Base Redeterminations - Acquisitions and Dispositions. If:

                           (i) a Pool II Controlled Business acquires any Oil
                  and Gas Properties, as permitted by Section 5.09(d)(ii);

                           (ii) a Pool II Controlled Business makes an
                  Investment in any Person, as permitted by Section 5.09(e)(iv), and Sabine does not elect that such Investment shall be treated as a Disposition in accordance with the third sentence of the definition of "Disposition" in Exhibit A to the Trinity Company Agreement;

                           (iii) a Pool II Controlled Business Disposes of any
                  of its Oil and Gas Properties (otherwise than to another Pool II Controlled Business), as permitted by Section 5.09(d)(v); or

                           (iv) a Pool II Controlled Business Disposes of Equity
                  Interests in any Person (otherwise than to another Pool II Controlled Business), as permitted by Section 5.09(d)(v)

         (the Oil and Gas Properties so acquired, or the Oil and Gas Properties of the Person in which such Investment is made, or the Oil and Gas Properties Disposed of, or the Oil and Gas Properties of the Person in which such Equity Interests are Disposed of, the "RELEVANT ASSETS"), and:

                           (A) the aggregate amount of the purchase price of the
                  Relevant Assets acquired, together with any other Relevant Assets acquired in the circumstances described in this Section 2.10(e) during the current Pool II Borrowing Base Period; or

                           (B) the aggregate amount of Net Cash Proceeds from
                  the Relevant Assets Disposed of, together with any other Relevant Assets Disposed of in the circumstances described in this Section 2.10(e) during the current Pool II Borrowing Base Period, in either case exceeds the Adjusted Redetermination Threshold for such current Pool II Borrowing Base Period, then either Sabine or Trinity may deliver a Redetermination Notice to the other under this Section 2.10(e) (and identifying this Section 2.10(e)), following which the Pool II Borrowing Base shall be redetermined in accordance with the procedure set forth in Section 2.10(b) above; provided that Sabine may, at its discretion, prepare a new Reserve Report to be dated as of the date of delivery of such Redetermination Notice and in contemplation of the occurrence of acquisitions and/or Dispositions that will result in an option to deliver a Redetermination Notice as provided above, on a pro forma basis reflecting the Proved Reserves attributable to the Oil and Gas Properties to be acquired and/or Disposed of and deliver such Reserve Report to the Calculation Agent, with a new Pool II Borrowing Base becoming effective at the later of (x) the date on which all of such proposed acquisitions are completed and (y) the new Pool II Borrowing Base Effective Date determined in accordance with the procedure set forth in Section 2.10(b) above (it being agreed that the date referred to in this clause (y) may be contemporaneous with the date referred to in clause (x) above); and provided further that, in making such redetermination, the reference to "March 1" in Section 2.10(b)(i) shall be construed as a reference to (1) the date of delivery of the Redetermination Notice (where Sabine delivers such Redetermination Notice) and (2) the date falling 30 days after the date of delivery of the Redetermination Notice (where Trinity delivers such Redetermination Notice).

                  For the purposes of the calculation to be made pursuant to the immediately preceding paragraph, the value of the Relevant Assets acquired or Disposed of shall be determined as follows:

                           (1) for any Relevant Assets that are acquired, the
                  value of such Relevant Assets shall be deemed to be the purchase price for such Relevant Assets; and

                           (2) for any Relevant Assets that are treated as
                  having been Disposed of in accordance with the third sentence of the definition of "Disposition" in Exhibit A to the Trinity Company Agreement, the value of such Relevant Assets shall be determined using the standardized methodology prescribed by the Securities and Exchange Commission for the calculation of the discounted present value of Proved Reserves for Securities and Exchange Commission reporting purposes (commonly known as the "PV-10"); and

                           (3) for any Relevant Assets otherwise Disposed of,
                  the value of such Relevant Assets shall be deemed to be the Net Cash Proceeds received from such Disposal.

                  (f) Further Assurance. Each Sponsor Subsidiary shall provide all documents and other information reasonably necessary to enable each Pool II Borrowing Base Determination and Pool II Borrowing Base Redetermination to be completed in accordance with this Section 2.10.

                  Section 2.11. Pool II Reserve Amount. The following provisions shall apply in respect of each annual Pool II Borrowing Base Determination made pursuant to Section 2.10(b).

                  (a) If, following any such annual Pool II Borrowing Base Determination, the Pool II Borrowing Base determined pursuant to the immediately preceding annual Pool II Borrowing Base Determination (including, for the purposes of this Section 2.11, the initial determination of the Pool II Borrowing Base pursuant to Section 2.10(a)(ii) or Section 2.10(a)(iii), as applicable) exceeds the new Pool II Borrowing Base arising therefrom (such excess, the "POOL II BORROWING

         BASE REDUCTION"), then the Sponsor Subsidiaries shall on the Pool II Borrowing Base Effective Date either:

                           (i) (A) prepay Advances from amounts standing to the
                  credit of the Cash Reserve at such time in an aggregate principal amount equal to the lesser of (1) the Pool II Borrowing Base Reduction and (2) the amount equal to the balance of the Cash Reserve less (x) the Pool II Holdback Amount for the most recently completed Fiscal Quarter, (y) the Required Cash Reserve Balance at such time and (z) the Total Cash Collateral Amount at such time; and

                           (B) pay, or make a deemed payment of, additional Cash
                  Collateral Amounts to the Cash Reserve in an aggregate principal amount equal to the difference between the Pool II Borrowing Base Reduction and the amounts pre-paid pursuant to clause (i)(A); or

                           (ii) pay, or make a deemed payment of, additional
                  Cash Collateral Amounts to the Cash Reserve in an aggregate principal amount equal to the Pool II Borrowing Base Reduction;

         provided, however, that, with respect to clause (a)(i)(A) above, such prepayment of Advances shall be required and, with respect to clause
         (a)(i)(B) and clause (a)(ii) above, such payment of additional Cash Collateral Amounts shall be required only if the Unrecovered Capital of Red River in Trinity at such time shall be greater than the sum of (x) the Aggregate Pool I Loan Value Amount, (y) the new Pool II Borrowing Base and (z) the Total Cash Collateral Amount at such time.

                  (b) Subject to clause (d) below, if the Sponsor Subsidiaries prepay Advances in accordance with clause (a)(i)(A) above or if there is no Pool II Borrowing Base Reduction or if no prepayments or payments are required pursuant to the proviso of Section 2.11(a), then the Sponsor Subsidiaries may on the Pool II Borrowing Base Effective Date Distribute from the Cash Reserve (free of any Lien under the Sponsor Subsidiary Credit Documents) to the Sabine Member or such other Person (including to the holder of any Subordinated Note, but only to the extent permitted by, and in accordance with the terms of, such Subordinated Note) or account as Trinity directs (upon request therefor from Sabine) an amount equal to the amount (if any) by which the Pool II Holdback Amount for the Fiscal Year ended immediately prior to such Pool II Borrowing Base Effective Date exceeds the difference between the Pool II Borrowing Base Reduction and the amounts pre-paid pursuant to clause (a)(i)(A) above.

                  (c) Subject to clause (d) below, if the Sponsor Subsidiaries pay, or make a deemed payment of, Cash Collateral Amounts to the Cash Reserve in accordance with clause (a)(i)(B) or (a)(ii) above or if there is no Pool II Borrowing Base Reduction or if no prepayments or payments are required pursuant to the proviso of Section 2.11(a), then the Sponsor Subsidiaries may on the Pool II Borrowing Base Effective Date Distribute from the Cash Reserve (free from any Lien under the Sponsor Subsidiary Credit Documents) to the Sabine Member or such other Person (including to the holder of any Subordinated Note, but only to the extent permitted by, and in accordance with the terms of, such Subordinated Note) or account as Trinity directs (upon request therefor from Sabine) an amount equal to the Pool II Holdback Amount for the Fiscal Year ended immediately prior to such Pool II Borrowing Base Effective Date.

                  (d) The Sponsor Subsidiaries may only make a Distribution pursuant to clause (b) or (c) above:

                           (i) to the extent there are funds standing to the
                  credit of the Cash Reserve (after liquidation or calling in of any Permitted Investments);

                           (ii) if immediately prior to and immediately after
                  such Distribution the Sponsor Subsidiaries are in compliance with Section 5.04(c);

                           (iii) if no El Paso RA Event shall have occurred and
                  be continuing; and

                           (iv) if no Incipient Event, Event of Default, Notice
                  Event, Termination Event or Liquidating Event shall have occurred and be continuing or would result therefrom;

         provided, however, that, after the occurrence and during the continuance of an El Paso RA Event, no such Distribution shall be permitted to be made, and the Pool II Holdback Amount shall be applied to prepay the Advances in accordance with Section 2.05(b)(ix)(E).

                  Section 2.12. Adjustments to Pool I Loan Values/Aggregate Pool I Loan Value Amount. (a) Sabine may, at any time, but no more frequently than twice in any calendar year, deliver a written request to Trinity for approval to an increase in the Aggregate Pool I Loan Value Amount (such amount, the "REVISED AGGREGATE POOL I LOAN VALUE AMOUNT"). Such request shall be accompanied by such documents and evidence necessary to support the request for such increase.

                  (b) Trinity shall no later than the Pool I Loan Value Voting Date advise Sabine in writing as to whether it agrees to the Revised Aggregate Pool I Loan Value Amount.

                  (c) If Trinity agrees to the Revised Aggregate Pool I Loan Value Amount, then as from the Pool I Loan Value Voting Date the Aggregate Pool I Loan Value Amount shall be deemed to be the Revised Aggregate Pool I Loan Value Amount and shall remain effective during the period from such date to the effective date of the next change to the Aggregate Pool I Loan Value Amount occurring thereafter pursuant to this Section 2.12; provided, however, that such Aggregate Pool I Loan Value Amount shall be from time to time:

                  (i) increased by the amount of the Pool I Loan Value attributable to any Pool I Contributed Investment acquired by an existing Sponsor Subsidiary pursuant to Section 9.02 or owned by an Additional Sponsor Subsidiary that accedes to the Sponsor Subsidiary Credit Documents pursuant to Section 9.02;

                  (ii) decreased by the amount of the Pool I Loan Value attributable to any Pool I Contributed Investment (other than a Pre-approved Pool I Contributed Investment) Disposed of pursuant to
         Section 5.02(d)(iii) or the Gross Cash Proceeds received from the Disposition of any Pre-approved Pool I Contributed Investment Disposed of pursuant to Section 5.02(d)(iii); or

                  (iii) decreased by the amount of the Pool I Loan Value attributable to the Disposition pursuant to Section 5.09(d)(iii) of all or substantially all of the assets of, or Equity Interests in, any Intermediate Holder or Underlying Business (other than any Intermediate Holder or Underlying Business relating to a Pool I Publicly Traded Investment or a Pre-approved Pool I Contributed Investment) or the Gross Cash Proceeds received from the Disposition pursuant to Section 5.09(d)(iii) of all or substantially all of the assets of, or Equity Interests in, any Intermediate Holder or Underlying Business relating to any Pre-approved Pool I Contributed Investment (other than any Intermediate Holder or Underlying Business relating to Energy Partners).

                                   ARTICLE III

                             CONDITIONS TO ADVANCES

                  Section 3.01. Conditions Precedent to Making the Advances on the First Closing Date. The agreement of Trinity to make the Advance on the First Closing Date is subject to the following conditions precedent being satisfied on or prior to the First Closing Date:

                  (a) In the case of El Paso and its Consolidated Subsidiaries, since December 31, 1998, nothing shall have occurred that will have resulted in a Material Adverse Effect (adopting for the purposes of this Section 3.01(a) the definition of "Material Adverse Effect" set forth in clause (b) of the definition thereof in Exhibit A to the Trinity Company Agreement).

                  (b) Trinity shall have received the following documents, each dated as of the First Closing Date (other than the documents described in clause (b)(vi)) and duly executed by the respective party or parties thereto, and otherwise in form and substance reasonably satisfactory to Trinity and (except for the documents listed in clauses (b)(ii), (b)(vi) and (b)(xi)) in four original counterparts:

                           (i) This Agreement and the Sponsor Subsidiary
                  Security Agreement.

                           (ii) Duly executed copies of proper financing
                  statements (Form UCC-1) under the UCC (or its equivalent) of all jurisdictions that may be necessary or advisable in order to perfect and protect the Liens created by the Sponsor Subsidiary Security Agreement.

                           (iii) Evidence that all other actions to the extent
                  necessary to perfect and protect the Liens created by the Sponsor Subsidiary Security Agreement have been taken.

                           (iv) (A) An original counterpart of the Sabine
                  Company Agreement and all amendments thereto and (B) an original counterpart of the limited liability company agreement of each other Sponsor Subsidiary (if any), in form and substance satisfactory to Trinity, Red River, the Equity Investors, the Agent and the Lender.

                           (v) An original counterpart of the El Paso Agreement.

                           (vi) Certificates of the Secretary of State of the
                  State of Delaware with respect to El Paso and each Sponsor Subsidiary (each dated on, or a recent date prior to, the First Closing Date), in each case attaching the charter or certificate of formation of such Person and each amendment thereto on file in such office and certifying that (A) such charter or certificate of formation is a true and complete copy thereof, (B) such amendments, if any, are the only amendments to such charter or certificate of formation on file in such office, (C) such Person has paid all franchise taxes to the date of such certificate and (D) such Person is duly formed and in good standing under the laws of the jurisdiction of its formation.

                           (vii) An original executed counterpart of the Sponsor
                  Subsidiary Collateral Agent Fee Letter.

                           (viii) Certificates of each of El Paso, Sabine and
                  each other Sponsor Subsidiary (if any), signed on behalf of each such Person by a Responsible Officer of each such Person (the statements made in which certificate shall be true and correct on and as of the First Closing
                  Date), certifying as to:

                                    (A) the absence of any amendments to the
                           limited liability company agreement or other constitutive document of such Person since the date of the certificate referred to in Section 3.01(b)(vi);

                                    (B) with respect to El Paso and each Sponsor
                           Subsidiary other than Sabine, a true and correct copy of the by-laws or limited liability company agreement (as applicable) of such Person as in effect on the First Closing Date;

                                    (C) the due incorporation or formation and
                           good standing of such Person as a corporation or limited liability company, as the case may be, under the laws of the jurisdiction of its organization, and the absence of any proceeding for the dissolution or liquidation of such Person;

                                    (D) in the case of each such Person, that
                           attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, executive (or other) committee of the board of directors, managing member or manager, as applicable, of such Person authorizing the execution, delivery and performance of each Operative Document to which it is a party;

                                    (E) in the case of each such Person, that
                           such resolutions have not been revoked, annulled or modified in any manner and are in full force and effect;

                                    (F) in the case of each such Person, the
                           incumbency and specimen signature of each officer or managing member of such Person executing the Operative Documents described in clause (D) above, and a certification of another officer or an authorized representative of such Person or of a managing member of such Person, as applicable, as to the signature of the officers signing certificates referred to in this clause (F);

                                    (G) no Liquidating Event, Termination Event,
                           Notice Event, Event of Default or Incipient Event has occurred and is continuing or would result from the making of any Advance on the First Closing Date; and

                                    (H) Sabine has made or is simultaneously
                           making all capital contributions required to be made by Sabine on the First Closing Date pursuant to the Trinity Company Agreement.

                           (ix) The legal opinions described in Section 3.01(b)
                  of the Red River Credit Agreement.

                           (x) An original executed counterpart of the El Paso
                  Guaranty.

                           (xi) A copy of each executed A-Loan Note and B-Loan
                  Note (as defined in the Original Sponsor Subsidiary Credit Agreement).

                           (xii) An original counterpart of each other Operative
                  Document and such other certificates, documents and opinions as Trinity may reasonably request.

                           (xiii) A certificate of Sabine certifying that, on
                  the First Closing Date and after giving effect to the use of proceeds of the Advances borrowed on the First Closing Date, and the other transactions contemplated by the Operative
                  Documents: (A) Sabine is the Trinity Class A Member and (B) Sabine's Capital Account under and as defined in the Trinity Company Agreement (after giving effect to all allocations required to be made through the First Closing Date and the making of additional capital contributions to Trinity in respect of Sabine's Trinity Class A Membership Interest) is not less than $125,000,000.

                           (xiv) A certificate of Sabine certifying that, on or
                  prior to the First Closing Date, Sabine has received capital contributions from its members in an amount not less than $125,000,000.

                           (xv) A copy of each notice by Sabine required
                  pursuant to Section 7.01(b) and Section 7.02(b) hereof.

                           (xvi) An original executed counterpart of the Sponsor
                  Subsidiary Collateral Agent Agreement.

                           (xvii) An original executed counterpart of each
                  Liquidation Indemnity.

                           (xviii) To the extent not covered by items (i)
                  through (xvii) of this Section 3.01(b), each of the documents furnished to the Agent pursuant to Section 3.01(b) of the Red River Credit Agreement (other than the documents referred to in Section 3.01(b)(xxix) of the Red River Credit Agreement).

                  (c) Sabine shall be the Trinity Class A Member and shall have made all required Capital Contributions to Trinity.

                  (d) All agreements related to, and the capital and legal structure of, the Sponsor Subsidiaries (including, but not limited to, the Operative Documents) and all organizational documents shall be reasonably satisfactory to Trinity, Red River, the Equity Investors, the Agent and the Lender.

                  (e) All necessary governmental and third-party approvals in connection with the Transactions shall have been received, except for such governmental and third party approvals that, pursuant to the provisions hereof or the Operative Documents, are not required to be obtained on or prior to the First Closing Date.

                  (f) No litigation by any entity (private or governmental) shall be pending, or to Sabine's knowledge threatened, against or involving any Sponsor Subsidiary, any Contributed Investment, or any Intermediate Holder or any Underlying Business or affecting any of their respective properties, assets, rights or businesses in any court, or before any arbitrator of any kind, or before or by any governmental body which, in the reasonable judgment of Sabine (taking into account the exhaustion of all appeals) would have a Material Adverse Effect or which purports to affect the legality, validity, binding effect or enforceability of any Operative Document.

                  (g) All fees and reasonable out-of-pocket costs and expenses, including reasonable legal fees and expenses (and other compensation contemplated hereby) payable to the Sponsor

         Subsidiary Collateral Agent, required to be paid by the Sponsor Subsidiaries hereunder shall have been paid to the extent due.

                  (h) Trinity, Red River, the Equity Investors, the Agent and the Lender shall be reasonably satisfied with all legal issues including tax and regulatory matters relating to the Operative Documents and the Transactions.

                  (i) Evidence that the Cash Reserve has been established with the Sponsor Subsidiary Collateral Agent.

                  (j) On the First Closing Date, the following statements shall be true (and acceptance by a Sponsor Subsidiary of the proceeds of an Advance on the First Closing Date shall constitute a representation and warranty by such Sponsor Subsidiary that on the First Closing Date such statements are true):

                           (i) the representations and warranties of each
                  Sponsor Subsidiary contained in each Operative Document to which it is a party are correct in all material respects on and as of the First Closing Date, before and after giving effect to the Advances borrowed on the First Closing Date and to the application of the proceeds therefrom, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been correct in all material respects on and as of such earlier date));

                           (ii) no event has occurred and is continuing, or
                  would result from the making of the Advances on the First Closing Date or from the application of the proceeds therefrom, that constitutes an Event of Default or an Incipient Event; and

                           (iii) the proceeds of the Advances to be borrowed on
                  the First Closing Date will be used to make A-Loans and B-Loans (as defined in the Original Sponsor Subsidiary Credit Agreement).

                  (k) Lord Securities shall have been appointed as an independent manager of each Sponsor Subsidiary pursuant to the terms of each Sponsor Subsidiary Company Agreement.

                           (i) Evidence that (i) the aggregate principal amount
                  of the A-Loans and B-Loans (as defined in the Original Sponsor Subsidiary Credit Agreement) to be made on the First Closing Date is at least equal to the aggregate principal amount of the Advances to be made on the First Closing Date, (ii) the aggregate principal amount of A-Loans to be made on the First Closing Date is equal to $125,000,000, and (iii) the aggregate principal amount of B-Loans (as defined in the Original Sponsor Subsidiary Credit Agreement) to be made on the First Closing Date is equal to $500,000,000.

                  (l) Trinity, Red River, the Equity Investors, the Agent and the Lender shall be satisfied that all conditions set forth in Section
         3.01 of the Red River Credit Agreement (other than the conditions set forth in Section 3.01(e) of the Red River Credit Agreement) are satisfied.

                  Section 3.02. Conditions Precedent to Making the Advances on the Second Closing Date. The agreement of Trinity to make the Advance on the Second Closing Date is subject to the following conditions:

                  (a) In the case of El Paso and its Consolidated Subsidiaries, since December 31, 1998, nothing shall have occurred that will have resulted in a Material Adverse Effect (adopting for the purposes of this Section 3.02(a) the definition of "Material Adverse Effect" set forth in clause (b) of the definition thereof in Exhibit A to the Trinity Company Agreement).

                  (b) Trinity shall have received the following documents, each dated as of the Second Closing Date and duly executed by the respective party or parties thereto, and otherwise in form and substance reasonably satisfactory to Trinity and (except for the documents listed in clauses (b)(ii), (b)(vi) and (b)(xi)) in seven original counterparts:

                           (i) An original counterpart of each Operative
                  Document amended and restated as of the Second Closing Date.

                           (ii) Duly executed copies of proper financing
                  statements (Form UCC-1) under the UCC (or its equivalent) of all jurisdictions that may be necessary or advisable in order to perfect and protect the Liens created by the Sponsor Subsidiary Security Agreement.

                           (iii) Evidence that all other actions to the extent
                  necessary to perfect and protect the Liens created by the Sponsor Subsidiary Security Agreement have been taken.

                           (iv) Certificates of the Secretary of State of the
                  State of Delaware with respect to El Paso and each Sponsor Subsidiary (each dated on, or a recent date prior to, the Second Closing Date), in each case attaching the charter or certificate of formation of such Person and each amendment thereto on file in such office and certifying that (A) such charter or certificate of formation is a true and complete copy thereof, (B) such amendments, if any, are the only amendments to such charter or certificate of formation on file in such office, (C) such Person has paid all franchise taxes to the date of such certificate and (D) such Person is duly formed and in good standing under the laws of the jurisdiction of its formation.

                           (v) Certificates of each of El Paso, Sabine and each
                  other Sponsor Subsidiary (if any), signed on behalf of each such Person by a Responsible Officer of each such Person (the statements made in which certificate shall be true and correct on and as of the Second Closing Date), certifying as to:

                                    (A) the absence of any amendments to the
                           limited liability company agreement or other constitutive document of such Person since the date of the certificate referred to in Section 3.02(b)(iv);

                                    (B) with respect to El Paso and each Sponsor
                           Subsidiary other than Sabine, a true and correct copy of the by-laws or limited liability company agreement (as applicable) of such Person as in effect on the Second Closing Date;

                                    (C) the due incorporation or formation and
                           good standing of such Person as a corporation or limited liability company, as the case may be, under the laws of the jurisdiction of its organization, and the absence of any proceeding for the dissolution or liquidation of such Person;

                                    (D) in the case of each such Person, that
                           attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, executive (or other) committee of the board of directors, managing member or manager, as applicable, of such Person authorizing the execution and delivery of the First Amendment to the Operative Documents and each Operative Document amended or amended and restated pursuant thereto and performance of the transactions contemplated by the First Amendment to the Operative Documents and such Operative Documents;

                                    (E) in the case of each such Person, that
                           such resolutions have not been revoked, annulled or modified in any manner and are in full force and effect;

                                    (F) in the case of each such Person, the
                           incumbency and specimen signature of each officer or managing member of such Person executing the First Amendment to the Operative Documents and each other Operative Document, and a certification of another officer or an authorized representative of such Person or of a managing member of such Person, as applicable, as to the signature of the officers signing certificates referred to in this clause (F);

                                    (G) no Liquidating Event, Termination Event,
                           Notice Event, Event of Default or Incipient Event has occurred and is continuing or would result from the making of any Advance on the Second Closing Date; and

                                    (H) Sabine has made or is simultaneously
                           making all capital contributions required to be made by Sabine on the Second Closing Date pursuant to the Trinity Company Agreement (as amended and restated by the First Amendment to the Operative Documents).

                           (vi) The legal opinions described in Section 3.02(b)
                  of the Red River Credit Agreement.

                           (vii) Such other certificates, documents and opinions
                  as Trinity may reasonably request.

                           (viii) A certificate of Sabine certifying that, on
                  the Second Closing Date and after giving effect to the use of proceeds of the Advance borrowed on the Second Closing Date, and the other transactions contemplated by the Operative Documents, Sabine's Capital Account under and as defined in the Trinity Company Agreement (after giving effect to all allocations required to be made through the Second Closing Date and the making of additional capital contributions to Trinity in respect of Sabine's Trinity Class A Membership Interest) is not less than $250,000,000.

                           (ix) A certificate of Sabine certifying that, on or
                  prior to the Second Closing Date, Sabine has received capital contributions from its members in an amount not less than $125,000,000 (in addition to any capital contributions received on or prior to the First Closing Date).

                           (x) To the extent any El Paso Company is to accede to
                  this Agreement as an Additional Sponsor Subsidiary pursuant to
                  Article IX hereof on the Second Closing Date, the documents required pursuant to Article IX in connection with such accession.

                           (xi) To the extent not covered by items (i) through
                  (x) of this Section 3.02(b), each of the documents furnished to the Agent pursuant to Section 3.02(b) of the Red River Credit Agreement.

                           (xii) A copy of each notice by Sabine required
                  pursuant to Section 7.01(b) and Section 7.02(b) hereof (each dated as of the Second Closing Date).

                  (c) Sabine shall have made all required Capital Contributions to Trinity to be made on or before the Second Closing Date.

                  (d) All agreements related to, and the capital and legal structure of, the Sponsor Subsidiaries (including, but not limited to, the Operative Documents) and all organizational documents shall be reasonably satisfactory to Trinity, Red River, the Equity Investors, the Agent and the Lender.

                  (e) All necessary governmental and third-party approvals in connection with the Transactions as they relate to the Advances made or to be made on the Second Closing Date, the Pool II Contributed Investments, and the Red River Loan Documents shall have been received, except for such governmental and third party approvals that, pursuant to the provisions hereof or the Operative Documents, are not required to be obtained on or prior to the Second Closing Date.

                  (f) No litigation by any entity (private or governmental) shall be pending, or to Sabine's knowledge threatened, against or involving any Sponsor Subsidiary, any Contributed Investment, or any Intermediate Holder or any Underlying Business or affecting any of their respective properties, assets, rights or businesses in any court, or before any arbitrator of any kind, or before or by any governmental body which, in the reasonable judgment of Sabine (taking into account the exhaustion of all appeals) would have a Material Adverse Effect or which purports to affect the legality, validity, binding effect or enforceability of any Operative Document.

                  (g) All fees and reasonable out-of-pocket costs and expenses, including reasonable legal fees and expenses (and other compensation contemplated hereby) payable to the Sponsor Subsidiary Collateral Agent, required to be paid by the Sponsor Subsidiaries under the Operative Documents shall have been paid to the extent due.

                  (h) Trinity, Red River, the Equity Investors, the Agent and the Lender under the Red River Credit Agreement shall be reasonably satisfied with all legal issues including tax and regulatory matters relating to the Operative Documents and the Transactions.

                  (i) On the Second Closing Date, the following statements shall be true (and acceptance by a Sponsor Subsidiary of the proceeds of an Advance borrowed on the Second Closing Date shall constitute a representation and warranty by such Sponsor Subsidiary that on the Second Closing Date such statements are true):

                           (i) the representations and warranties of each
                  Sponsor Subsidiary contained in each Operative Document to which it is a party are correct in all material respects on and as of the Second Closing Date, before and after giving effect to the Advances borrowed on the Second Closing Date and to the application of the proceeds therefrom, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been correct in all material respects on and as of such earlier date));

                           (ii) no event has occurred and is continuing, or
                  would result from the making of the Advances on the Second Closing Date or from the application of the proceeds therefrom, that constitutes an Event of Default or an Incipient Event; and

                           (iii) the proceeds of the Advances to be borrowed on
                  the Second Closing Date will be used to make A-Loans and B-Loans (as defined in the Original Sponsor Subsidiary Credit Agreement).

                  (j) Evidence that the aggregate principal amount of the A-Loans and B-Loans (as defined in the Original Sponsor Subsidiary Credit Agreement) on the Second Closing Date is at least equal to the aggregate principal amount of the Advances outstanding on the Second Closing Date.

                  (k) Trinity, Red River, the Equity Investors, the Agent and the Lender under the Red River Credit Agreement shall be satisfied that all conditions set forth in Section 3.01 of the Red River Credit Agreement (other than the conditions set forth in Section 3.01(d) of the Red River Credit Agreement) are satisfied.

                  Section 3.03. Conditions Precedent to Effectiveness of this Agreement. This Agreement shall become effective as of the Third Closing Date upon the satisfaction of the following conditions:

                  (a) In the case of El Paso and its Consolidated Subsidiaries, since December 31, 2000, nothing shall have occurred that will have resulted in a Material Adverse Effect (adopting for the purposes of this Section 3.03(a) the definition of "Material Adverse Effect" set forth in clause (b) of the definition thereof in Exhibit A to the Trinity Company Agreement).

                  (b) Trinity shall have received the following documents, each dated as of the Third Closing Date and duly executed by the respective party or parties thereto, and otherwise in form and substance reasonably satisfactory to Trinity and (except for the documents listed in clauses (b)(ii), (b)(v) and (b)(vi)) in seven original counterparts:

                           (i) An original counterpart of the following
                  Operative Documents, each as amended and restated as of the Third Closing Date:

                                    (A) this Agreement;

                                    (B) the Sponsor Subsidiary Security
                           Agreement;

                                    (C) the El Paso Guaranty;

                                    (D) the El Paso Agreement;

                                    (E) the Amendments to the Sponsor Subsidiary
                           Company Agreements;

                                    (F) the Trinity Company Agreement;

                                    (G) the Red River Credit Agreement; and

                                    (H) the Asset Purchase Agreement.

                           (ii) A replacement A-Loan Note (to be delivered
                  against receipt of the then existing A-Loan Note).

                           (iii) Certificates of each of El Paso, Sabine and the
                  other Sponsor Subsidiaries signed on behalf of each such Person by a Responsible Officer of each such Person (the statements made in which certificate shall be true and correct on and as of the Third Closing Date), certifying as to:

                  (A) a true and correct copy of the by-laws or limited liability company agreement (as applicable) of such Person as in effect on the Third Closing Date or, if applicable, the absence of any amendments to the limited liability company agreement or other constitutive document of such Person since the Second Closing Date (except the Amendments to the Sponsor Subsidiary Company Agreements delivered under Section 3.03(b)(i)(E));

                  (B) [intentionally omitted];

                  (C) the due incorporation or formation and good standing of such Person as a corporation or limited liability company, as the case may be, under the laws of the jurisdiction of its organization, and the absence of any proceeding for the dissolution or liquidation of such Person;

                  (D) in the case of each such Person, that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, executive (or other) committee of the board of directors, managing member or manager, as applicable, of such Person authorizing the execution and delivery of each amended and restated Operative Document and performance of the transactions contemplated by such Operative Documents;

                  (E) in the case of each such Person, that such resolutions have not been revoked, annulled or modified in any manner and are in full force and effect;

                  (F) in the case of each such Person, the incumbency and specimen signature of each officer or managing member of such Person executing each Operative Document, and a certification of another officer or an authorized representative of such Person or of a managing member of such Person, as applicable, as to the signature of the officers signing certificates referred to in this clause (F); and

                  (G) no Liquidating Event, Termination Event, Notice Event, Event of Default or Incipient Event has occurred and is continuing or would result from the amendment and restatement of the Operative Documents on the Third Closing Date.

                           (iv) The legal opinions described in Section 3.03(b)
                  of the Red River Credit Agreement.

                           (v) Such other certificates, documents and opinions
                  as Trinity may reasonably request.

                           (vi) To the extent not covered by clauses (i) through
                  (v) of this Section 3.03(b), each of the documents furnished to the Agent pursuant to Section 3.03(b) of the Red River Credit Agreement.

                  (c) All agreements related to, and the capital and legal structure of, the Sponsor Subsidiaries (including, but not limited to, the Operative Documents) and all organizational documents shall be reasonably satisfactory to Trinity, Red River, the Equity Investors, the Agent and the Lender.

                  (d) All necessary governmental and third-party approvals in connection with the Transactions shall have been received, except for such governmental and third party approvals that, pursuant to the provisions hereof or the Operative Documents, are not required to be obtained on or prior to the Third Closing Date.

                  (e) No litigation by any entity (private or governmental) shall be pending, or to Sabine's knowledge threatened, against or involving any Sponsor Subsidiary, any Contributed Investment, or any Intermediate Holder or any Underlying Business or affecting any of their respective properties, assets, rights or businesses in any court, or before any arbitrator of any kind, or before or by any governmental body which, in the reasonable judgment of Sabine (taking into account the exhaustion of all appeals) would have a Material Adverse Effect or which purports to affect the legality, validity, binding effect or enforceability of any Operative Document.

                  (f) All fees and reasonable out-of-pocket costs and expenses, including reasonable legal fees and expenses (and other compensation contemplated hereby) payable to the Sponsor Subsidiary Collateral Agent, required to be paid by the Sponsor Subsidiaries under the Operative Documents shall have been paid to the extent due.

                  (g) Trinity, Red River, the Equity Investors, the Agent and the Lender under the Red River Credit Agreement shall be reasonably satisfied with all legal issues including tax and regulatory matters relating to the Operative Documents and the Transactions.

                  (h) On the Third Closing Date, the following statements shall be true:

                           (i) the representations and warranties of each
                  Sponsor Subsidiary contained in each Operative Document to which it is a party are correct in all material respects on and as of the Third Closing Date, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been correct in all material respects on and as of such earlier date)); and

                           (ii) no event has occurred and is continuing, or
                  would result from the amendment and restatement of the Operative Documents, that constitutes an Event of Default or an Incipient Event.

                  (i) Evidence that (A) all of the B-Loans (as defined in the Original Sponsor Subsidiary Credit Agreement) outstanding immediately prior to the Third Closing Date have been converted into A-Loans and
         (B) the Sponsor Subsidiaries have made or have been deemed to have made initial payments of Cash Collateral Amounts in the aggregate amount of U.S.$20,000,000 to the Cash Reserve.

                  (j) Evidence that the aggregate principal amount of the A-Loans on the Third Closing Date is at least equal to the aggregate principal amount of the Advances outstanding on the Third Closing Date.

                  (k) Evidence that, immediately after the Third Closing Date, the Sponsor Subsidiaries shall be in compliance with the requirements of Section 5.04(b) of this Agreement.

                  (l) Trinity, Red River, the Equity Investors, the Agent and the Lender under the Red River Credit Agreement shall be satisfied that all conditions set forth in Section 3.03 of the Red River Credit Agreement (other than the conditions set forth in Section 3.03(d) of the Red River Credit Agreement) are satisfied.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  Section 4.01. Representations and Warranties with Respect to Each Sponsor Subsidiary. Each Sponsor Subsidiary represents and warrants as follows in respect of itself:

                  (a) Due Formation. It is duly formed, validly existing and in good standing under the laws of the State of Delaware. It has all requisite limited liability company powers to carry on its business as now conducted and it has all governmental licenses, authorizations, consents and approvals required in each case to carry on its business as now conducted, except for such governmental licenses, authorizations, consents and approvals of which the failure to obtain could not reasonably be expected to have a Material Adverse Effect.

                  (b) Authorization of Agreements. It has the limited liability company power and authority to execute and deliver this Agreement and the other Operative Documents to which it is a party and to perform its obligations hereunder and thereunder. The execution, delivery and performance by it of this Agreement and each other Operative Document to which it is a party have been duly authorized by all necessary limited liability company action.

                  (c) Enforceability. Each of this Agreement and the other Operative Documents to which it is a party constitutes the legal, valid and binding obligation of it and is enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity.

                  (d) Compliance with Applicable Laws. It is in compliance with all Applicable Laws applicable to it and all licensing requirements of all Governmental Authorities the violation of which could reasonably be expected to have a Material Adverse Effect, and it is not the subject of any outstanding or threatened citation, order, or investigation by any Governmental Authority that could reasonably be expected to have a Material Adverse Effect.

                  (e) No Conflict with Restrictions; No Default. The execution, delivery and performance by it of each Operative Document to which it is a party does not (i) contravene, or constitute a breach or default under, (A) any provision of Applicable Law (including Regulation T, U, or X issued by the Board of Governors of the Federal Reserve System) applicable to it, (B) its Organizational Documents, (C) any judgment, injunction, order, decree or agreement binding upon it, (D) any contract, loan agreement, indenture, mortgage, deed of trust, lease or other agreement or instrument binding upon or with respect to it, or
         (E) any of its properties, or (ii) result in the creation or imposition of any Lien on any of its assets, except for Permitted Liens. It is not in violation of any such Applicable Law, or in breach of or in default under any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other agreement or instrument, except for any violation, breach or default which could not reasonably be expected to have a Material Adverse Effect.

                  (f) Authorizations. (i) The execution, delivery and performance by it of each Operative Document to which it is a party and the consummation of the Transactions, (ii) the pledge by it of the Collateral pursuant to the Sponsor Subsidiary Security Agreement, (iii) the grant by it of the Liens pursuant to the Sponsor Subsidiary Security Agreement, (iv) the perfection or maintenance of the Liens created pursuant to the Sponsor Subsidiary Security Agreement (including the first priority nature thereof, subject to Permitted Liens) and (v) the exercise by the Sponsor Subsidiary Collateral Agent or Trinity of their respective rights under the Operative Documents or the remedies in respect of the Collateral pursuant thereto (other than any consents, approvals, notices or filings that may be required under the Securities Act and Article 9 of the UCC (or its equivalent) as in effect in the relevant jurisdiction in connection with the perfection of the security interests in or with foreclosure on, and Disposition of, the Collateral and other than any consents, approvals, notices or filings that may be required under any securities laws or FERC regulations of general applicability in connection with the Disposition of the Collateral), in each case do not require, any action by or in respect of (including any license or permit), or filing with, any Governmental Authority or any other Person that has not been obtained or made and that is not in full force and effect, except for (A) actions or filings expressly required by Section 4(d) of the Purchase Option Agreement, that are to be performed or filed at a date after the date of the Purchase Option Agreement, (B) the filing of financing statements and any continuation statements with respect to filings under the UCC (or its equivalent) in relevant jurisdictions permitted by the provisions of the Operative Documents to be performed or filed at a later date, and (C) the registration of the pledge of any Collateral constituting uncertificated securities on the books of the issuer thereof, and such consents, authorizations, approvals, actions, notices and filings as (1) have been obtained, made, taken or given, are in full force and effect and copies of which have been furnished to Trinity and the Agent or (2) are not yet required to be obtained, made, taken or given under the terms of the Operative Documents to which it is a party.

                  (g) Litigation. There is no action, suit or proceeding pending, or to its knowledge threatened, against or involving it or affecting any of its properties, assets, rights or businesses (excluding for the purposes of this representation and warranty, any Intermediate Holder or Underlying Business relating to any Contributed Investment) in any court, or before any arbitrator of any kind, or before or by any governmental body, which, in its reasonable judgment (taking into account the exhaustion of all appeals), would have a Material Adverse Effect, or which purports to affect the legality, validity, binding effect or enforceability of any Operative Document.

                  (h) Investment Company Act; Public Utility Holding Company Act. It is not an "investment company" within the meaning of the Investment Company Act. It is not a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935.

                  (i) No Event. No Incipient Event, Event of Default, Liquidating Event, Termination Event or Notice Event has occurred and is continuing or would result from the making of any Advance.

                  (j) Contributed Investments, Etc. After giving effect to the Transactions on the First Closing Date, the Second Closing Date, the Third Closing Date and each Acquisition/Accession Date:

                           (i) Schedule I to the Sponsor Subsidiary Security
                  Agreement sets forth as of each such date a complete and accurate list of each Contributed Investment and each Intermediate Holder (if any) and each Underlying Business relating thereto. Schedule I to the Sponsor Subsidiary Security Agreement sets forth as of each such date for each such Contributed Investment each outstanding class of Investment with respect to each Intermediate Holder (if any) and each Underlying Business related thereto and the percentage of such class of such Investment held directly, or indirectly through one or more Intermediate Holders, if any, by each Sponsor Subsidiary. Each such Contributed Investment has been duly authorized and validly issued by the issuer thereof. Each such Contributed Investment is fully paid and nonassessable and is not subject to any mandatory capital call or similar obligation, except as otherwise described in
                  Schedule I to the Sponsor Subsidiary Security Agreement.

                           (ii) All of each Contributed Investment held by such
                  Sponsor Subsidiary has been Freely Transferred to it.

                           (iii) Each Contributed Investment is Freely
                  Transferable up to its Freely Transferable Portion. Each Contributed Investment is or may be divided into units representing such Freely Transferable Portion.

                           (iv) Each Contributed Investment is an Eligible
                  Investment.

                           (v) Part V of Schedule I to the Sponsor Subsidiary
                  Security Agreement sets forth all Material Agreements with respect to each Contributed Investment.

                  (k) El Paso Company. It is an El Paso Company.

                  (l) No Prior Activities. Since the date of its formation, it has not engaged in any activity other than that contemplated by the Operative Documents or entered into any commitment or incurred any Indebtedness other than pursuant to, or as permitted under, the Operative Documents to which it is a party.

                  (m) Purpose. It was formed to carry out the activities set forth in its Sponsor Subsidiary Company Agreement and, except in connection therewith (and except as contemplated by the Operative Documents), has no significant assets or liabilities.

                  (n) Collateral. (i) All of the existing Collateral (including each Contributed Investment and each EPPC Note) pledged by it pursuant to the Sponsor Subsidiary Security Agreement is owned legally and beneficially by it free and clear of all Liens, except for Permitted Liens and (with respect to any Contributed Investment) those listed in any Exception Schedule with respect to any Contributed Investment and any Intermediate Holder or Underlying Business relating thereto.

                  (ii) The Sponsor Subsidiary Credit Agreement and the pledge and/or assignment of the Collateral created pursuant to the Sponsor Subsidiary Security Agreement together with the financing statements to be filed with respect thereto, the Sponsor Subsidiary Collateral Agent's taking and maintaining possession of all instruments and certificates representing or evidencing the Collateral, the registration of any Collateral constituting uncertificated securities on the books of the issuer thereof in the name of the Sponsor Subsidiary Collateral Agent and the other actions taken by it in accordance with Section 4 of the Sponsor Subsidiary Security Agreement and the filing of the financing statements referred to in Section 3.01(b)(ii) and Section 3.02(b)(ii) of this

         Agreement, create valid and enforceable perfected security interests in and Liens on such Collateral, securing the payment of all Obligations purported to be secured thereby.

                  (iii) Such security interests are first priority, subject to Permitted Liens.

                  (iv) No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Sponsor Subsidiary Collateral Agent relating to this Agreement.

                  (v) It has no trade names.

                  (vi) The Sponsor Subsidiaries do not own any securities that are not Collateral (except those securities representing Equity Interests in EPPC and 5,750,000 common units of Energy Partners).

                  (o) No Material Adverse Effect. Since the date of its formation, there has been no event with respect to it that has resulted, or is reasonably likely to result, in a Material Adverse Effect.

                  (p) Agreement Collateral. (i) None of the Assigned Agreements has been amended or otherwise modified (except any modifications made on or before the First Closing Date in respect of any Pool I Contributed Investments and any modifications made on or before the Second Closing Date in respect of any Pool II Contributed Investment and (in the case of each Assigned Agreement other than an Operative Document) as disclosed in Schedule 4.01(p) hereto or, in relation to any Assigned Equity Agreement, as disclosed in Part IV of Schedule I to the Sponsor Subsidiary Security Agreement or Part IV of any Exception Schedule, and as otherwise permitted by the Operative Documents), and each Assigned Agreement is in full force and effect.

                  (ii) It is not and, to the best of its knowledge, no other party to any Assigned Agreement is, in default of its material obligations under any Assigned Agreement.

                  (iii) None of the Agreement Collateral (as defined in the Sponsor Subsidiary Security Agreement) is evidenced by a promissory note or other instrument (within the meaning of the UCC) that has not been delivered to the Sponsor Subsidiary Collateral Agent pursuant to
         Section 4 of the Sponsor Subsidiary Security Agreement.

                  (iv) Each party to the Assigned Agreements to which such Sponsor Subsidiary is a party other than the Sponsor Subsidiaries and the other parties to the Operative Documents has executed and delivered to such Sponsor Subsidiary a consent, in substantially the form of Exhibit A to the Sponsor Subsidiary Security Agreement, to the assignment of the Assigned Agreement to the Sponsor Subsidiary Collateral Agent pursuant to the Sponsor Subsidiary Security Agreement.

                  (q) Payments. It has instructed each other party to each of the Assigned Agreements and each issuer of each Contributed Investment that all payments (other than Excluded Payments) due or to become due under or in connection with any such Assigned Agreement or such Contributed Investment shall be made directly to the Cash Reserve and it shall deposit, or cause such other parties to deposit, such amounts directly to the Cash Reserve.

                  (r) Registered Office. Its chief place of business and chief executive office are located at the address specified for Sabine in
         Section 2.2 of the Trinity Company Agreement.

                  (s) Tort Claims. Neither it nor any of its officers or directors nor any Responsible Officer of El Paso has actual knowledge of any facts, circumstances, conditions or occurrences that could reasonably be anticipated to form the basis of any tort claim against any Sponsor Subsidiary or Trinity or any Sponsor Subsidiary Property or Trinity Property that individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

                  (t) A-Loans. As of the Third Closing Date and the date of delivery of each supplemental Schedule 4.01(t) pursuant to Section 1.09, the aggregate outstanding principal amount of all A-Loans made by all Sponsor Subsidiaries equals at least the outstanding principal amount of all Advances made hereunder to all Sponsor Subsidiaries as of each such date, and Schedule 4.01(t) sets forth the outstanding principal balance of all A-Loans as of each such date.

                  (u) Assets. It has no material assets other than Permitted Assets and Permitted Investments.

                  (v) Taxes. It has filed and paid, or caused to be filed and paid on a timely basis, all tax returns and Taxes (whether gains Taxes, transfer Taxes, recording fees or Taxes and all other Taxes) due and owing and such other tax returns and Taxes that arise in connection with the Transactions on the First Closing Date and the Second Closing Date, but excluding Taxes the non-timely filing or payment of which, in the context of the Operative Documents, the Transactions and the rights and remedies of the respective parties thereto, could not reasonably be expected to have a Material Adverse Effect.

                  (w) Reserve Reports. On the date of delivery of each Reserve Report pursuant to Section 2.10(b), Section 2.10(d) and Section 2.10(e) (provided that the representations and warranties to be made under clauses (ii) and (iii) below shall only be made with respect to each Reserve Report prepared by Sabine):

                           (i) the information (excluding any projections or
                  estimates) contained in such Reserve Report and any other information delivered therewith is true and correct in all material respects;

                           (ii) any projections set forth in such Reserve Report
                  and the estimates of the Proved Reserves attributable to the Oil and Gas Properties set forth therein were made in good faith and arrived at after due and careful consideration and are believed by Sabine to have been fair and reasonable as of the date of such Reserve Report and Sabine is not aware of anything which has occurred since the date of such Reserve Report which would render the foregoing statements in this clause inaccurate or misleading in any material respect;

                           (iii) all of the assumptions upon which such
                  projections and such estimates were predicated are outlined in such Reserve Report and are believed by Sabine to have been fair and reasonable as of the date of such Reserve Report and Sabine is not aware of anything which has occurred since the date of such Reserve Report which would render the foregoing statements in this clause inaccurate or misleading in any material respect;

                           (iv) after giving effect to all Liens permitted under
                  Section 5.09(a), each Pool II Controlled Business owns the net interests in production attributable to the Oil and Gas Properties of such Pool II Controlled Business reflected in such Reserve Report free and clear of all Liens;

                           (v) the ownership of such Oil and Gas Properties
                  shall not obligate such Pool II Controlled Business to bear costs and expenses relating to the maintenance, development and operations of each of its Oil and Gas Properties in an amount in excess of the working interest of each of its Oil and Gas Properties set forth in such Reserve Report; and

                           (vi) except as set forth in any certificate delivered
                  pursuant to Section 5.03(h), on a net basis there are no material gas imbalances, take or pay prepayments, or other prepayments, in each case with respect to the Oil and Gas Properties evaluated in such Reserve Report which would require any Pool II Controlled Business to deliver hydrocarbons produced from such Oil and Gas Properties at some future time without then or thereafter receiving payment therefor.

                  (x) Principal Subsidiaries. No Sponsor Subsidiary, Intermediate Holder, or Underlying Business (other than EPPC, the Sponsor Subsidiary that owns all of the Equity Interests in EPPC, and any Intermediate Holder relating thereto) is:

                           (i) a Principal Subsidiary, a Restricted Subsidiary
                  or a Material Subsidiary; or

                           (ii) directly owned by El Paso.

                  (y) Pool II Controlled Businesses - No Indebtedness. No Pool II Controlled Business has any Indebtedness, except for Indebtedness permitted under Section 5.09(b).

                  (z) Compliance with Financial Covenant. It is in compliance with the requirements of Section 5.04(b) of this Agreement.

                  Section 4.02. Representations and Warranties with Respect to Intermediate Holders and Underlying Businesses. Each Sponsor Subsidiary represents and warrants as follows with respect to each Controlled Business which is a direct or indirect Subsidiary of such Sponsor Subsidiary and (except with respect to Pre-approved Pool I Contributed Investments) subject to Part VI of the Exception Schedule with respect to each Controlled Business:

                  (a) Due Formation. Each Controlled Business is duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation. Each Controlled Business possesses all corporate, limited liability company or other applicable Business Entity powers and other authorizations and licenses necessary to engage in its business and operations as now conducted, the failure to obtain or maintain which would have a Material Adverse Effect.

                  (b) Authorization of Material Agreements/EPPC Notes. Part V of the Exception Schedule with respect to each Controlled Business sets forth all Material Agreements with respect to such Controlled Business. The execution, delivery and performance by each Controlled Business of each Material Agreement to which it is a party and each EPPC Note issued by it are or were within its corporate, limited liability company or other applicable Business Entity powers, have been duly authorized by all necessary corporate, limited liability company or other applicable Business Entity action, and do not contravene (i) its Organizational Documents or (ii) any Applicable Law, except to the extent that such contravention would not have a Material Adverse Effect, or (iii) any material contractual restriction binding on or affecting it.

                  (c) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by each Controlled Business of each Material Agreement to which it is a party and each EPPC Note issued by it, except filings necessary to comply with Applicable Laws in the ordinary course to enable the Sponsor Subsidiaries to comply with the ongoing obligations set forth in Sections 5.08 and 5.09 and under such Material Agreements and EPPC Notes and to perfect security interests.

                  (d) Enforceability. Each Material Agreement to which each Controlled Business is a party and each EPPC Note issue by each Controlled Business constitutes the legal, valid and binding obligation of such Controlled Business, enforceable against such Controlled Business in accordance with its terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity.

                  (e) Compliance with Laws, Etc. Each Controlled Business is in compliance with all laws, rules, regulations and orders of any governmental authority applicable to it or its property, except where the failure to so comply, individually or in the aggregate, would not in the reasonable judgment of such Sponsor Subsidiary be expected to result in a Material Adverse Effect.

                  (f) Litigation. There is no action, suit or proceeding pending, or to the knowledge of such Sponsor Subsidiary threatened, against or involving any Controlled Business in any court, or before any arbitrator of any kind, or before or by any governmental body, which, in the reasonable judgment of such Sponsor Subsidiary (taking into account the exhaustion of all appeals), would have a Material Adverse Effect, or which purports to affect the legality, validity, binding effect or enforceability of any Material Agreement or EPPC Note.

                  (g) Taxes. Each Controlled Business has duly filed all tax returns required to be filed, and has duly paid and discharged all taxes, assessments and governmental charges upon it or against its properties due and payable on the Acquisition/Accession Date with respect to such Controlled Business, the failure to pay which would have a Material Adverse Effect, unless and to the extent only that the same are being contested by any such Person in good faith and by appropriate proceedings.

                  (h) Title to Property. Each Controlled Business has good title to its properties and assets, free and clear of all mortgages, liens and encumbrances, except for mortgages, liens and encumbrances (including covenants, restrictions, rights, easements and minor irregularities in title) which do not materially interfere with the business or operations of such Controlled Business as presently conducted or which are permitted by Section 5.09(a) and except that no representation or warranty is made with respect to Margin Stock.

                  (i) Investment Company; Holding Company. (i) No Controlled Business is an "investment company" within the meaning of the Investment Company Act of 1940.

                  (ii) No Controlled Business is a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935.

                  (j) Material Adverse Effect. Since December 31, 1998, there has been no event with respect to any Controlled Business that has resulted, or is reasonably likely to result, in a Material Adverse Effect.

                                    ARTICLE V

                        COVENANTS OF SPONSOR SUBSIDIARIES

                  Section 5.01. Affirmative Covenants with Respect to Sponsor Subsidiaries. Until the Debt Collection Date, each Sponsor Subsidiary will, at all times, unless otherwise consented to in writing by Trinity, in respect of itself:

                  (a) Compliance with Laws, Etc. Comply with, and cause its properties to be maintained and used in accordance with, all Applicable Laws applicable to it or its properties, except where the failure to do so could not have a Material Adverse Effect.

                  (b) Payment of Taxes, Etc. Pay and discharge before the same shall become delinquent (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims, which, in each case, if unpaid, might by law become a Lien upon its property; provided, however, that such Sponsor Subsidiary shall not be required to pay or discharge any such tax, assessment, governmental charge, levy or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained in accordance with GAAP, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

                  (c) Preservation of Existence, Etc. Preserve and maintain its existence as a limited liability company and its rights (charter and statutory) and authority.

                  (d) Inspection Rights. Upon reasonable notice, at any reasonable time during normal business hours and not more often than is reasonable under the circumstances, permit Trinity or the Sponsor Subsidiary Collateral Agent or any agents or representatives thereof to examine the records and books of account of such Sponsor Subsidiary and to discuss the affairs, finances and accounts of such Sponsor Subsidiary with any officer of such Sponsor Subsidiary and to disclose to Trinity and the Sponsor Subsidiary Collateral Agent or any agents or representatives thereof any and all financial statements and other information of any kind relating to such Sponsor Subsidiary and, after prior notice to Sabine, to discuss the affairs, finances and accounts of such Sponsor Subsidiary with its independent certified public accountants and permit such accountants to disclose to Trinity or the Sponsor Subsidiary Collateral Agent any and all financial statements and other information of any kind that they may have with respect to such Sponsor Subsidiary. The Sponsor Subsidiaries jointly and severally shall assume or pay all reasonable costs and expenses associated with any such examination, discussion or copying; provided, however, that, except (i) during the existence of an Event of Default, Incipient Event, Notice Event, Termination Event or Liquidating Event or (ii) where Trinity, Red River, the Equity Investors, the Agent or a Lender acting in good faith reasonably believes there to be a reasonable expectation that an Event of Default, Incipient Event, Notice Event, Termination Event or Liquidating Event has occurred and is continuing, the Sponsor Subsidiaries shall only be liable for the costs and expenses of one such examination or discussion per Fiscal Year.

                  (e) Keeping of Books. Keep complete, proper and separate books of record and account, including a record of all costs and expenses incurred, all charges made, all credits made and received, and all income derived in connection with the operation of the business of such Sponsor Subsidiary, all in accordance with GAAP, in each case to the extent necessary to enable such Sponsor Subsidiary to comply with the periodic reporting requirements of this Agreement.

                  (f) Performance of Documents. (i) Perform and observe in all material respects all of the terms and provisions of, and obligations under, each Operative Document and each Assigned Agreement to be performed or observed by it (including, in respect of Sabine, taking the Trinity Required Actions and, in respect of each Sponsor Subsidiary, taking the Sponsor Subsidiary Required Actions), (ii) maintain, to the extent it has the capacity to do so, each such Operative Document to which such Sponsor Subsidiary is a party and each Assigned Agreement to which it is a party in full force and effect,
         (iii) promptly enforce in all material respects its rights under each such Operative Document and Assigned Agreement in accordance with its terms (subject to the terms of Article VI hereof), (iv) take all such action to such end (not in violation of its Organizational Documents) as may be from time to time reasonably requested by Trinity or the Sponsor Subsidiary Collateral Agent and, (v) upon request of Trinity, make to each other party to each Operative Document to which such Sponsor Subsidiary is a party or a beneficiary such demands and requests for information and reports or for action as such Sponsor Subsidiary is entitled to make under such Operative Document.

                  (g) Maintenance of Licenses and Permits. Maintain all licenses and permits necessary to own its properties and to conduct its activities in accordance with all Applicable Laws applicable to it or its properties, except for such failures as could not reasonably be expected to result in a Material Adverse Effect.

                  (h) Search Reports. Promptly following the First Closing Date, the Second Closing Date and each Acquisition/Accession Date, deliver to Trinity, in form and substance reasonably satisfactory to Trinity, certified copies of reflective searches, or equivalent reports, listing all effective financing statements filed in the jurisdictions referred to in Section 3.01(b)(ii) and Section 3.02(b)(ii) that name such Sponsor Subsidiary as debtor, together with copies of such other financing statements.

                  (i) Maintenance of Insurance. Maintain, or cause to be maintained, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses owning similar properties in the same general areas in which such Sponsor Subsidiary operates.

                  (j) Further Assurance. (i) Promptly upon request by Trinity, correct any material defect or error that may be discovered in any Operative Document to which it is a party or in the execution, acknowledgment, filing or recording thereof.

                  (ii) Promptly upon request by Trinity or the Sponsor Subsidiary Collateral Agent, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, mortgages, deeds of trust, trust deeds, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as Trinity or the Sponsor Subsidiary Collateral Agent may reasonably require from time to time in order to (A) carry out more effectively the purposes of the Sponsor Subsidiary Credit Documents, (B) to the fullest extent permitted by Applicable Law, subject such Sponsor Subsidiary's properties, assets, rights or interests to the Liens now or hereafter intended to be covered by such Sponsor Subsidiary Credit Documents, (C) perfect and maintain the validity, effectiveness and priority (subject to Permitted Liens) of the Sponsor Subsidiary Credit Documents and any of the Liens intended to be created thereunder, and (D) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto Trinity the rights granted or now or hereafter purported to be granted to Trinity under any Sponsor Subsidiary Credit Document or under any other instrument executed in connection with any Sponsor Subsidiary Credit Document to which such Sponsor Subsidiary is or is to be a party.

                  (k) Controlled Businesses. Exercise (and use all reasonable efforts to cause each of its Affiliates to exercise) all of the rights and remedies of such Sponsor Subsidiary and each of its Affiliates under each document, instrument or agreement evidencing or relating to such Sponsor Subsidiary's interest in any Controlled Business:

                           (i) to comply in all material respects with all
                  Applicable Laws (including all Environmental Laws and Environmental Permits) binding on each Controlled Business, except to the extent that non-compliance would not reasonably be expected to have a Material Adverse Effect;

                           (ii) to comply in all respects with all contractual
                  obligations binding on each Controlled Business, except to the extent non-compliance would not reasonably be expected to have a Material Adverse Effect; and

                           (iii) to operate and maintain each Controlled
                  Business in accordance with prudent industry practice.

                  (l) Purpose. Apply the proceeds of the Advances solely for the purpose of making A-Loans.

                  (m) Maintenance of Title to Assets. Maintain legal and beneficial title to each of its assets, including each Contributed Investment, except to the extent permitted by Section 5.02(d).

                  (n) El Paso Demand Loans. Demand repayment of each El Paso Demand Loan in accordance with Section 7.03(d) and (e), as applicable.

                  (o) Sabine Trinity Interest. In the case of Sabine, take all action necessary to maintain Sabine's Trinity Class A Membership Interest (subject to the provisions of the Trinity Company Agreement and the other Operative Documents) in full force and effect.

                  (p) Eligible Investments. Maintain each Contributed Investment and each Intermediate Holder (if any) and Underlying Business with respect to each Contributed Investment (except any Publicly Traded Investment and any Intermediate Holder or Underlying Business with respect thereto) as an Eligible Investment.

                  Section 5.02. Negative Covenants with Respect to Sponsor Subsidiaries. Until the Debt Collection Date, each Sponsor Subsidiary will not, at any time, without the written consent of Trinity:

                  (a) Liens, Etc. Create, incur, assume or suffer to exist any Lien on or with respect to any of its properties or assets of any character (including the Collateral) whether now owned or hereafter acquired, or assign any accounts or other right to receive income, excluding, however, from the operation of the foregoing restrictions any Permitted Lien.

                  (b) Indebtedness. Create, incur, assume or suffer to exist any Indebtedness other than Indebtedness created, incurred or assumed:

                           (i) of the type described in clause (i) of the
                  definition of "Indebtedness" constituting Sponsor Subsidiary Expenses incurred in the ordinary course of business; or

                           (ii) under any Operative Document to which such
                  Sponsor Subsidiary is a party.

                  (c) Mergers, Etc. Enter into any transaction of consolidation or merger with or into any other Person, except (i) if immediately prior to or contemporaneous with such consolidation or merger all Advances are repaid in full together with all accrued interest, all amounts required to be paid pursuant to Section 2.07(c), all Indemnified Amounts and other amounts payable under the Sponsor Subsidiary Credit Documents, (ii) any consolidation or merger of one Sponsor Subsidiary with or into another Sponsor Subsidiary, or (iii) if such Sponsor Subsidiary does not have any Contributed Investments, any interest in any A-Loans, or any other material assets or rights of the kind described in Section 1 of the Sponsor Subsidiary Security Agreement, such Sponsor Subsidiary may consolidate with or merge into any other Subsidiary of El Paso (other than another Sponsor Subsidiary).

                  (d) Acquisitions, Sales, Etc., of Assets. Enter into any partnership, joint venture or sale and leaseback transaction, or purchase or otherwise acquire (in one or a series of related transactions) any portion of the property or assets of any Person, or Dispose of, or grant any option with respect to, directly or indirectly (or agree to any of the foregoing at any future time), all or any material portion of its property or assets (including any of the Collateral), except that:

                           (i) Permitted Investments may be acquired and
                  disposed of in the ordinary course of business and subject to and in accordance with the terms of Section 7.03;

                           (ii) Contributed Investments may be acquired pursuant
                  to Section 9.02;

                           (iii) Subject to Section 5.04(b), a Pool I
                  Contributed Investment may be Disposed of in whole (but not in part) (whether to an El Paso Company or otherwise) for a price in cash not less than:

                                    (A) in the case of the Disposition of a
                           Pre-approved Pool I Contributed Investment, the higher of (1) the Contributed Value of such Pre-approved Pool I Contributed Investment and (2) the Carrying Value of such Pre-approved Pool I Contributed Investment on the date of Disposition; and

                                    (B) in the case of the Disposition of any
                           other Pool I Contributed Investment, the Pool I Loan Value for such Pool I Contributed Investment,

provided, however, that such Sponsor Subsidiary shall apply the proceeds from such Disposition on the date of receipt thereof to prepay the principal amount of the Advances in accordance with Section 2.05(b)(i); and

                           (iv) Subject to Section 7.02(a)(iii), a Pool II
                  Contributed Investment may be Disposed of in whole (but not in part) (whether to an El Paso Company or otherwise).

                  (e) Investments, Acquisitions of Contributed Investments, Etc. Make or hold any Investment except:

                           (i) in the case of Sabine, for its acquisition and
                  holding of Sabine's Trinity Class A Membership Interest and additional equity contributions in Trinity in accordance with
                  Section 5.3 of the Trinity Company Agreement;

                           (ii) any Investment in Permitted Assets (other than
                  any Contributed Investment);

                           (iii) the acquisition of any Contributed Investment
                  in accordance with Section 9.02 and the holding of any such Contributed Investment;

                           (iv) the making and holding of Permitted Investments
                  in accordance with Section 7.03;

                           (v) the making of any contribution in respect of a
                  Contributed Investment required to be made under the terms relating to such Contributed Investment;

                           (vi) the making of any capital contribution in
                  respect of a Contributed Investment with the proceeds of equity capital contributions by the equity holders of such Sponsor Subsidiary;

                           (vii) the making of any capital contribution in
                  respect of a Pool II Contributed Investment with the proceeds of any Subordinated Note;

                           (viii) the acquisition (whether by assignment,
                  capital contribution, or otherwise) and holding of any EPPC Note; and

                           (ix) the payment, including any deemed payment, of
                  any Cash Collateral Amounts to the Cash Reserve.

                  (f) Amendment, Etc., of Operative Documents. (i) Cancel or terminate any Operative Document;

                  (ii) consent to or accept any cancellation or termination of any Operative Document;

                  (iii) forgive any obligation under, or amend, modify, or change in any manner any term or condition of any Operative Document;

                  (iv) give any consent, waiver, or approval under any Operative Document;

                  (v) waive any default under or any breach of any term or condition of any Operative Document; or

                  (vi) agree in any manner to any other amendment, modification or change of any term or condition of any Operative Document,

         other than any amendment, supplement, cancellation, termination, consent, approval, waiver, forgiveness, or modification, or agreement with respect thereto, in each case consented to or waived in writing by Trinity, Red River, the Equity Investors, the Agent, and the Lender.

                  (g) Negative Pledge. Enter into or suffer to exist any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets other than (i) any such agreement in favor of the Sponsor Subsidiary Collateral Agent and Trinity or (ii) as provided in the other Operative Documents.

                  (h) Subsidiaries. Establish, create or acquire any direct Subsidiary that holds all or any part, directly or indirectly, of any Contributed Investment (other than any Pool II Contributed Investment that comprises Equity Interests in EPPC) unless 100% of the stock of such Subsidiary (or 65% if such Subsidiary is not organized under the laws of the United States or any state thereof) is pledged to the Sponsor Subsidiary Collateral Agent pursuant to the Sponsor Subsidiary Security Agreement and such Sponsor Subsidiary has taken all actions reasonably requested thereunder in respect of further assurances in connection with such pledge.

                  (i) Nature of Activities. Engage in any activity other than a Permitted Activity.

                  (j) Distributions. Declare or pay any Distributions; provided, however, that:

                           (i) a Sponsor Subsidiary may make Distributions
                  constituting or in respect of Excluded Payments; and

                           (ii) if no Incipient Event, Event of Default, Notice
                  Event, Termination Event or Liquidating Event shall have occurred and be continuing or shall result therefrom, the Sponsor Subsidiaries may Distribute (v) on each Payment Date, cash from the Cash Reserve in an amount equal to the amount permitted to be so Distributed pursuant to Section 7.04(a)(6),
                  (w) on each Pool II Borrowing Base Effective Date, cash from the Cash Reserve in an amount equal to the amount permitted to be so Distributed pursuant to Section 2.11(b) or Section 2.11(c), (x) on each Cash Collateral Amount Distribution Date, cash from the Total Cash Collateral Amount in the Cash Reserve in an amount equal to the amount permitted to be so Distributed pursuant to Section 7.04(g), (y) on each Payment Date, cash from the Pool I Distributions Sub-Account in an amount equal to the amount permitted to be so Distributed pursuant to Section 7.04(i), and (z) from time to time, cash from the Cash Reserve in an amount equal to the amount permitted to be so Distributed pursuant to Section 7.04(h).

                  (k) Sponsor Subsidiary Member Transactions. (i) Purchase, redeem, retire, defease or otherwise acquire any part of the interest of any Sponsor Subsidiary Member in any Sponsor Subsidiary or (ii) make any loan or advance or give any credit to any Sponsor Subsidiary Member, except that, provided no Event of Default, Incipient Event, Notice Event, Termination Event or Liquidating Event shall have occurred and be continuing or shall result therefrom, such Sponsor Subsidiary may make (A) El Paso Demand Loans to the extent such El Paso Demand Loans are permitted by Section 5.02(p) and Section 7.03 and (B) A-Loans to the extent permitted by this Agreement.

                  (l) Reimbursement. Reimburse any holder of an Equity Interest in any Sponsor Subsidiary for any liability, loss, cost or expense other than as expressly provided for in or contemplated by the Operative Documents.

                  (m) Employees. Have any employees.

                  (n) Affiliate Transactions. Enter into any transaction or series of related transactions, with any of its Affiliates, including El Paso or any of its Affiliates, other than the issue of Subordinated Notes, the transactions contemplated by the Operative Documents to which it is a party, any transaction or series of transactions expressly required or permitted, or on terms expressly required or permitted, under the Operative Documents to which it is a party and, if applicable, upon the terms required for such transaction or series of transactions under the relevant Operative Document.

                  (o) Hedge Agreements. Enter into any Hedge Agreement without the prior written consent of Trinity.

                  (p) El Paso Demand Loans. Make any Investment in El Paso or any Affiliate of El Paso to be evidenced by, or acquire by purchase or contribution, any El Paso Demand Loan except to the extent permitted by
         Section 7.03 and unless at the time of such making or acquisition (i) the borrowing evidenced by the El Paso Demand Loan has been duly authorized by all required corporate action, such action has been duly certified by the secretary or an assistant secretary of El Paso or such Affiliate, and such certification has been delivered to it, together with certificates as to incumbency and due authorization of the officers of El Paso or such Affiliate authorized to execute and deliver such El Paso Demand Loan (which certified action may be one so taken and certification may be one so delivered before that Investment or acquisition if the certified action remains in effect at the time of, and is applicable to, that acquisition) and (ii) such El Paso Demand Loan is the legal, valid and binding obligation of El Paso or the Affiliate of El Paso (as applicable) enforceable against El Paso or such Affiliate of El Paso in accordance with its terms.

                  (q) Subordinated Notes. Make any payment (whether of principal, interest or otherwise) at any time under any Subordinated Note otherwise than in accordance with the subordination provisions governing any such Subordinated Note and otherwise from amounts (if any) standing to the credit of the Cash Reserve as permitted by Section 2.11(b), Section 2.11(c), or Section 7.04(a)(6).

                  Section 5.03. Reporting Requirements. Until the Debt Collection Date, each Sponsor Subsidiary will, unless otherwise consented to in writing by Trinity, furnish to Trinity and, in the case of subsections (a), (d),
(e), (i) and (j) below, the Sponsor Subsidiary Collateral Agent (the accounts, financial statements, reports, and other financial information to be provided pursuant to this Section 5.03 to be prepared in accordance with GAAP):

                  (a) Default Notices. A notice of the occurrence of any Event of Default, Liquidating Event, Termination Event, Notice Event or Incipient Event promptly, but in any event no later than three Business Days, after a Responsible Officer of the sole member of such Sponsor Subsidiary has actual knowledge of such occurrence or such event becomes generally publicly known, and a notice setting forth details of the actions that such Sponsor Subsidiary has taken or proposes to take with respect thereto within ten Business Days after such Responsible Officer obtains actual knowledge of such event or after such event becomes generally publicly known.

                  (b) Annual Reports. Within 120 days after the end of each of its Fiscal Years beginning with the Fiscal Year ending December 31, 1999, the following:

                           (i) a Compliance Certificate;

                           (ii) for such Fiscal Year and with respect to (x)
                  each Sponsor Subsidiary that owns a Pool I Contributed Investment and its consolidated Subsidiaries and (y) all of the Sponsor Subsidiaries that own the Pool II Contributed Investments and that hold the

                  EPPC Notes and their respective consolidated Subsidiaries on a consolidated basis, audited consolidated (and, if more than one Intermediate Holder and/or Underlying Business is directly or indirectly owned by such Sponsor Subsidiary or Sponsor Subsidiaries, consolidating) balance sheets as of the last day of such Fiscal Year and the preceding Fiscal Year (if any) and audited consolidated (and, if more than one Intermediate Holder and/or Underlying Business is directly or indirectly owned by such Sponsor Subsidiary or Sponsor Subsidiaries, consolidating) income statements and statements of cash flows for such periods and the notes associated with each, for such Sponsor Subsidiary or Sponsor Subsidiaries and their respective consolidated Subsidiaries; and

                           (iii) an Operating Report reflecting, among other
                  things, any Dispositions described in Section 5.09(d)(iii) or
                  (v) and made during such Fiscal Year.

                  (c) Quarterly Reports. Beginning with the Fiscal Quarter ending September 30, 1999, within 60 days after the end of each Fiscal Quarter in respect of the first three Fiscal Quarters of each Fiscal Year, and within 120 days after the end of the last Fiscal Quarter of each Fiscal Year, copies of each of the following:

                           (i) a Compliance Certificate;

                           (ii) for such Fiscal Quarter and with respect to (x)
                  each Sponsor Subsidiary that owns a Pool I Contributed Investment and its consolidated Subsidiaries and (y) all of the Sponsor Subsidiaries that own the Pool II Contributed Investments and that hold the EPPC Notes and their respective consolidated Subsidiaries on a consolidated basis, unaudited consolidated (and, if more than one Intermediate Holder and/or Underlying Business is directly or indirectly owned by such Sponsor Subsidiary or Sponsor Subsidiaries, consolidating) balance sheets as of the last day of such Fiscal Quarter and for the comparable quarter of the prior year (if any) and unaudited consolidated (and, if more than one Intermediate Holder and/or Underlying Business is directly or indirectly owned by such Sponsor Subsidiary or Sponsor Subsidiaries, consolidating) income statements and statements of cash flows for such Fiscal Quarter and, in respect of the first three Fiscal Quarters of each Fiscal Year, for the Fiscal Year to date, if any, ending on the last day of such Fiscal Quarter and for the comparable periods of the prior Fiscal Year (if any), and the notes associated therewith, for such Sponsor Subsidiary or Sponsor Subsidiaries and their respective consolidated Subsidiaries;

                           (iii) a certification by such Sponsor Subsidiary or
                  such Sponsor Subsidiaries together that the statements and balance sheets described in Section 5.03(c)(ii) are fairly stated in all material respects (subject to normal year-end adjustments); and

                           (iv) an Operating Report reflecting, among other
                  things, any Dispositions described in Section 5.09(d)(iii) or
                  (v) and made during such Fiscal Quarter.

                  (d) Litigation. Promptly in writing, notice of all litigation and of all proceedings of the kind contemplated by Section 4.01(g) and
         Section 4.02(f).

                  (e) Other Notices. Promptly upon receipt thereof, copies of any other notices, requests, reports, financial statements and other information and documents received by such Sponsor Subsidiary under or pursuant to any other Operative Document (other than those issued or sent by or at the request of the Sponsor Subsidiary Collateral Agent or Trinity) and, from time to time upon request by Trinity, Red River, an Equity Investor or the Agent, such information and reports required under such other Operative Documents as Trinity, Red River, such Equity Investor or the Agent may reasonably request.

                  (f) Dispositions and Distributions. The Sponsor Subsidiaries shall, to the extent reasonably practicable to do so, give 5 Business Days (or such lesser period as may be practicable) prior notice of any proposed Disposition, Distribution, voluntary prepayment of any A-Loan, or prepayment of any EPPC Note that would give rise to a prepayment under Section 2.05(b)(i), (ii), (iii), (iv), (vi) or (ix), and, to the extent it is not reasonably practicable to give such prior notice, the Sponsor Subsidiaries shall give notice of any such Disposition, Distribution, or prepayment immediately after such Disposition, Distribution, or prepayment.

                  (g) FERC Forms. Within 10 days after sending or filing thereof, a copy of FERC Form No. 2: Annual Report of Major Natural Gas Companies, sent or filed by any Sponsor Subsidiary, Intermediate Holder or Underlying Business to or with FERC with respect to each Fiscal Year.

                  (h) Reserve Reports. (i) On or before March 1 of each calendar year commencing March 1, 2000 and each other date required in connection with a Pool II Borrowing Base Redetermination under Section 2.10(d) and Section 2.10(e), Sabine shall deliver a Reserve Report to the Calculation Agent, with a copy to Trinity. Each Reserve Report delivered in connection with a Pool II Borrowing Base Determination under Section 2.10(b) shall be calculated and dated as of the immediately preceding December 31 and each Reserve Report delivered in connection with a Pool II Borrowing Base Redetermination under Section 2.10(d) or Section 2.10(e) shall be dated as of the date of the applicable Redetermination Notice.

                  (ii) With the delivery of each Reserve Report, Sabine shall provide to the Calculation Agent and Trinity a certificate from a Responsible Officer of El Paso confirming that the representations and warranties set forth in Section 4.01(w) are correct in all material respects. Such certificate shall attach details of each acquisition and Disposition described in Section 2.10(e) made since delivery of the last Reserve Report.

                  (i) Notice of Redetermination Threshold. Sabine shall give notice to Trinity of the attainment of the Redetermination Threshold promptly after any accession, acquisition or Disposition referred to in
         Section 2.10(e) which causes such Redetermination Threshold to be attained.

                  (j) Other Information. As promptly as is reasonably practicable, such other information relating to the business, financial condition, operations, performance or properties of such Sponsor Subsidiary, each Contributed Investment, each Intermediate Holder and each Underlying Business in the possession or control of such Sponsor Subsidiary, as reasonably requested in writing by Trinity, Red River, an Equity Investor or the Agent (such written request to identify this Section 5.03(j)).

                  Section 5.04. Financial Covenants. Until the Debt Collection Date, the Sponsor Subsidiaries shall:

                  (a) Pool I Contributed Investments - Fixed Charge Coverage. Maintain, at all times that the Pool I Exposure exceeds $0, as of the date of each Compliance Certificate with respect to each Fiscal Quarter pursuant to Section 5.03 (each such date a "COVERAGE TEST DATE") a ratio of:

                           (i) the sum of (A) for all Pool I Controlled
                  Businesses, the aggregate EBITDA for the most recently completed four Fiscal Quarters for the Pool I Underlying Businesses of all such Pool I Controlled Businesses held by Sponsor Subsidiaries at the end of such Fiscal Quarter less
                  (1) the aggregate amount of all Maintenance Capital Expenditures payable during the most recently completed four Fiscal Quarters by all such Pool I Underlying Businesses and
                  (2) the aggregate amount of all taxes paid in cash for the most recently completed four Fiscal Quarters by all such Pool I Underlying Businesses, (B) for Pool I Publicly Traded Investments, the aggregate distributions on the equity securities of such Pool I Publicly Traded Investments received by the Sponsor Subsidiaries during the most recently completed four Fiscal Quarters, (C) all earnings on Permitted Investments for the most recently completed four Fiscal Quarters, and (D) the sum of all interest accrued during each of the most recently completed four Fiscal Quarters on A-Loans in an aggregate principal amount equal to the Pool I Exposure computed as at the end of each such corresponding Fiscal Quarter, to

                           (ii) the sum of (A) Pool I Notional Interest (after
                  giving effect to any payment, including any deemed payment, of Cash Collateral Amounts to the Cash Reserve on the Coverage Test Date) computed as of the end of the most recently completed Payment Period and (B) the Notional Amortization (after giving effect to any payment, including any deemed payment, of additional Cash Collateral Amounts to the Cash Reserve on the Coverage Test Date) computed as of the Coverage Test Date, greater than 1.3 to 1.

                  (b) Pool I Contributed Investments--Minimum Asset Coverage. Maintain, at all times that the Pool I Exposure exceeds $0, as of each Coverage Test Date and on the date of each Disposition of a Pool I Contributed Investment or a Disposition of all or substantially all of the assets of or Equity Interests in any Pool I Intermediate Holder or Pool I Underlying Business (after giving effect to such Disposition,
         Section 2.05(b)(i) and Section 2.05(b)(iii) hereof, and Section 7.3 of the Trinity Company Agreement) a ratio of:

                           (A) the aggregate Carrying Value of the Freely
                  Transferable Portion of each Pool I Contributed Investment (excluding all Pool I Contributed Investments, or the Pool I Contributed Investments relating to the assets or Equity Interests, Disposed of) on the Coverage Test Date and on the date of such Disposition, to

                           (B) the Pool I Exposure on the Coverage Test Date and
                  on the date of such Disposition (after giving effect to any payment, including any deemed payment, of additional Cash Collateral Amounts to the Cash Reserve on the Coverage Test Date and on the date of such Disposition), of not less than 2.0 to 1.

                  (c) Required Reserve Amount. Maintain on deposit in the Cash Reserve at the end of each Fiscal Quarter an amount at least equal to the Required Cash Reserve Balance as of the end of such Fiscal Quarter.

                  (d) Pool I Contributed Investments - Book Leverage. Maintain, at all times that the Pool I Exposure exceeds $0, as at each Coverage Test Date a ratio of:

                           (i) the Pool I Exposure on the Coverage Test Date
                  (after giving effect to any payment, including any deemed payment, of additional Cash Collateral Amounts to the Cash Reserve on the Coverage Test Date);

         to

                           (ii) the aggregate amount of:

                                    (A) the Pool I Exposure on the Coverage Test
                           Date (after giving effect to any payment, including any deemed payment, of additional Cash Collateral Amounts to the Cash Reserve on the Coverage Test
                           Date); and

                                    (B) the sum of (1) the aggregate amount (on
                           a consolidated basis) of the book value of the equity of the Pool I Controlled Businesses as reported in the latest financial accounts of each such Pool I Controlled Business prior to the Coverage Test Date and (2) the aggregate amount of the Fair Market Values of the Pool I Publicly Traded Investments as at the Coverage Test Date,

         of less than 0.55 to 1.

                  (e) Pool II Contributed Investments - Interest Coverage. Maintain, at all times that the Pool II Borrowing Base exceeds $0, as of each Coverage Test Date a ratio of:

                           (i) the aggregate EBITDA for the most recently
                  completed four Fiscal Quarters for the Underlying Businesses of all Pool II Controlled Businesses,

         to

                           (ii) Pool II Notional Interest computed as of the end
                  of the most recently completed Payment Period,

         greater than 4.25 to 1.

                  (f) Calculations. In determining compliance with Section 5.04(a), "EBITDA" and "net income" of any Contributed Investment or Underlying Business shall only include the portion thereof relating to the aggregate percentage interest of the Underlying Business owned directly or indirectly by the Sponsor Subsidiaries.

                  Section 5.05. [Intentionally Omitted].

                  Section 5.06. A-Loans and Total Cash Collateral Amount. (a) Coverage. Each Sponsor Subsidiary shall ensure that the aggregate principal amount of all A-Loans outstanding at any time is at least equal to the aggregate principal amount of Advances outstanding at that time. The Total Cash Collateral Amount shall at no time be less than the Unrecovered Capital of Red River in Trinity less the sum of (i) the Aggregate Pool I Loan Value Amount at such time and (ii) the then effective Pool II Borrowing Base.

                  (b) Payments of Cash Collateral Amounts. Subject to compliance with clause (a) above and pursuant to clauses (c) and (d) below, the Sponsor Subsidiaries may, on each date specified below, pay or make a deemed payment of a Cash Collateral Amount to the Cash Reserve in order to ensure compliance with the financial covenants in Section 5.04 on such date:

                  (i) each Coverage Test Date;

                  (ii) each Appraisal Date;

                  (iii) the date of any change in the Aggregate Pool I Loan Value Amount;

                  (iv) the date referred to in Section 5.07(f);

                  (v) the date of any prepayment pursuant to Section 2.05; and

                  (vi) each Pool II Borrowing Base Effective Date.

                  (c) Cash Collateral Amounts. Subject to Section 5.06(b), each Sponsor Subsidiary Member shall have the right to make a cash capital contribution to the Cash Reserve in an amount necessary for all Sponsor Subsidiaries to comply with the financial covenants in Section 5.04 (each such cash capital contribution being a "CASH COLLATERAL AMOUNT").

                  (d) Deemed Cash Collateral Amounts. Notwithstanding anything to the contrary in clause (c) above and subject to Section 5.06(b), each Sponsor Subsidiary Member shall have the right to make a deemed payment of a Cash Collateral Amount to the Cash Reserve in an amount specified by El Paso up to an aggregate amount, if any, by which the balance of the Cash Reserve exceeds the sum of (i) the Required Cash Reserve Balance, (ii) the Pool II Holdback Amount and (iii) the Total Cash Collateral Amount (taking into account all other Cash Collateral Amounts deemed paid under this Section 5.06(d)), each as in effect immediately prior to such deemed payment); provided, however, that no portion of such excess amount invested in El Paso Demand Loans (after giving effect to any payment thereof on or prior to the date of such deemed payment of Cash Collateral Amounts) shall be used to make such deemed payment of such Cash Collateral Amount.

                  Section 5.07. Appraisals. (a) An Appraisal of each Pool I Contributed Investment shall be undertaken by the Appraiser on the occurrence of each Appraisal Event.

                  (b) The Sponsor Subsidiaries shall co-operate with the Appraiser, Trinity, Red River and the Agent to ensure that each Appraisal is timely completed in accordance with the provisions of this Section 5.07. The Sponsor Subsidiaries shall, promptly following the occurrence of an Appraisal Event, provide the Appraiser with access to all documents, records and other information necessary for the Appraiser to complete the Appraisal in accordance with this Section 5.07.

                  (c) Prior to the Liquidation Start Date under the Trinity Company Agreement, Sabine shall, on the date of each Appraisal Event with respect to a Pool I Publicly Traded Investment, deliver a certificate to Trinity and the Sponsor Subsidiary Collateral Agent certifying the revised Carrying Value of such Pool I Publicly Traded Investment. Absent manifest error, the revised Carrying Value of such Pool I Publicly Traded Investment shall be deemed to be the value set forth in such certificate.

                  (d) An Appraisal of a Pool I Contributed Investment (other than an Appraisal pursuant to clause (c) above) shall be completed as soon as reasonably practicable after the occurrence of the relevant Appraisal Event, but in any event within 30 days after the date of occurrence of such Appraisal Event (or, if such 30th day is not a Business Day, the next succeeding Business Day) (the date of completion of such Appraisal, the "APPRAISAL DATE").

                  (e) If an Appraisal of a Pool I Contributed Investment pursuant to clause (d) above is not completed within 30 days after the date of occurrence of the Appraisal Event giving rise to the Appraisal (or if such 30th day is not a Business Day, the next succeeding Business Day), then the value of such Pool I Contributed Investment shall be deemed to be $0 until the next Appraisal Date for such Pool I Contributed Investment.

                  (f) Within 5 Business Days after the Appraisal Date, a Responsible Officer of El Paso shall deliver to Trinity a Compliance Certificate, showing the pro forma calculations of the financial covenants in
Section 5.04(a), (b) and (d) and the second sentence of Section 5.06(a) in sufficient detail as of the date of such Compliance Certificate, together with copies of any such Appraisals; provided that such pro forma calculations shall use the newly appraised Carrying Values of all Pool I Contributed Investments and the EBITDA and the book equity values of such Pool I Contributed Investments as of date of the financial statements reflected in the last Compliance Certificate delivered pursuant to Section 5.03(c). For the purposes of this clause (f), an Appraisal of each Pool I Publicly Traded Investment shall be undertaken on the date of such Compliance Certificate to enable calculation of such financial covenants.

                  Section 5.08. Affirmative Covenants with Respect to Controlled Businesses. Until the Debt Collection Date, each Sponsor Subsidiary will, at all times, unless otherwise consented to in writing by Trinity, with respect to each Controlled Business and subject to Part VII of the Exception Schedule with respect to each Controlled Business (except Pre-approved Pool I Contributed Investments):

                  (a) Compliance with Applicable Laws, Etc. Cause each Controlled Business to comply with, and its properties to be maintained and used in accordance with, all Applicable Laws applicable to it or its properties, except where the failure to do so could not have a Material Adverse Effect.

                  (b) Payment of Taxes, Etc. Cause each Controlled Business to pay and discharge, before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims which, if unpaid, might by law become a Lien upon its property; provided, however, that a Controlled Business shall not be required to pay or discharge any such tax, assessment, governmental charge, levy or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained in accordance with GAAP, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

                  (c) Preservation of Existence, Etc. Cause each Controlled Business to preserve and maintain its existence as a corporation, limited liability company or other applicable Business Entity and its rights (charter and statutory) and authority.

                  (d) Inspection Rights. Upon reasonable, and in any event at least three Business Days', prior notice and during normal business hours and not more often than is reasonable under the circumstances, permit Trinity or the Sponsor Subsidiary Collateral Agent or any agents or representatives thereof to examine the records and books of account of each Controlled Business, and to discuss the affairs, finances and accounts of such Controlled Business with any officer of such Sponsor Subsidiary or its managing member and to disclose to Trinity and the Sponsor Subsidiary Collateral Agent or any agents or representatives thereof any and all financial statements and other information of any kind relating to such Controlled Business and, after prior notice to any Sponsor Subsidiary, to discuss the affairs, finances and accounts of such Sponsor Subsidiary with its independent certified public accountants and permit such accountants to disclose to Trinity or the Sponsor Subsidiary Collateral Agent any and all financial statements and other information of any kind that they may have with respect to such Controlled Business. The Sponsor Subsidiaries jointly and severally shall assume or pay all reasonable costs and expenses associated with any such examination, discussion or copying; provided, however, that, except (i) during the existence of an Event of Default, Incipient Event, Notice Event, Termination Event or Liquidating Event or (ii) where Trinity, Red River, an Equity Investor, the Agent or a Lender acting in good faith reasonably believes there to be a reasonable expectation that an Event of Default, Incipient Event, Notice Event, Termination Event or Liquidating Event has occurred and is continuing, the Sponsor Subsidiaries shall only be liable for the costs and expenses of one such examination or discussion per Fiscal Year.

                  (e) Keeping of Books. Cause each Controlled Business to keep complete, proper and separate books of record and account, including a record of all costs and expenses incurred, all charges made, all credits made and received, and all income derived in connection with the operation of the business of such Controlled Business, all in accordance with GAAP, in each case to the extent necessary to enable the Sponsor Subsidiaries to comply with the periodic reporting requirements of this Agreement.

                  (f) Performance of Documents. Cause each Controlled Business to (i) perform and observe in all material respects all of the terms and provisions of each Material Agreement and EPPC Note to be performed or observed by it, (ii) maintain, to the extent it has the capacity to do so, each such Material Agreement to which such Controlled Business is a party and each EPPC Note to which such Controlled Business has issued; provided that a Sponsor Subsidiary may terminate a Material Agreement if prior to or contemporaneously with such termination a replacement or substitute agreement is entered into, the terms (including the financial terms) of which are not materially less favorable to such Sponsor Subsidiary than the terminated Material Agreement, and such Sponsor Subsidiary delivers to Trinity and the Sponsor Subsidiary Collateral Agent a revised Exception Schedule reflecting such termination and replacement or substitution, (iii) promptly enforce to the extent it is commercially reasonable to do so in all material respects each such Material Agreement in accordance with its terms (subject to the terms of Article VI hereof), (iv) take all such action to such end (not in violation of its Organizational Documents) as may be from time to time reasonably requested by Trinity or the Sponsor Subsidiary Collateral Agent, and (v) upon the request of Trinity, make to each other party to each such Material Agreement such demands and requests for information and reports or for action as such Controlled Business is entitled to make under such Material Agreement.

                  (g) Maintenance of Licenses and Permits. Cause each Controlled Business to maintain all licenses and permits necessary to own its properties and to conduct its activities in accordance with all Applicable Laws applicable to it or its properties, except for such failures as could not reasonably be expected to result in a Material Adverse Effect.

                  (h) Maintenance of Insurance. Cause each Controlled Business to maintain or cause to be maintained, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which such Controlled Business operates.

                  (i) Maintenance of Title to Assets. Cause each Controlled Business to maintain legal and beneficial title to each of its assets, except as otherwise permitted under Section 5.09(d).

                  (j) Maintenance of Properties. Cause each Controlled Business to (i) maintain, develop and operate its Oil and Gas Properties (if any) in a good and workmanlike manner as would a reasonably prudent operator and in compliance with all operating agreements, leases and other agreements related thereto and all Applicable Laws and (ii) maintain and preserve its other properties in good working order and condition, except, in each case above, for such failures as could not reasonably be expected to result in a Material Adverse Effect.

                  (k) Transactions with Affiliates. Cause each Controlled Business to conduct all transactions otherwise permitted under the Operative Documents with any of its Affiliates, including El Paso and any of its Affiliates:

                           (i) on terms required for any such transaction under
                  the Operative Documents; or

                           (ii) otherwise on terms that are fair and reasonable
                  and that provide for exchanges of fair consideration and reasonably equivalent value between or among the parties thereto.

                  Section 5.09. Negative Covenants with Respect to Each Controlled Business. Until the Debt Collection Date, each Sponsor Subsidiary will not, at any time, without the written consent of Trinity with respect to each Controlled Business and subject to Part VII of the Exception Schedule with respect to each Controlled Business (except Pre-approved Pool I Contributed Investments):

                  (a) Liens, Etc. Permit any Controlled Business to create, incur, assume or suffer to exist any Lien on or with respect to any of its properties or assets of any character whether now owned or hereafter acquired, or assign any accounts or other right to receive income, excluding, however, from the operation of the foregoing restrictions:

                           (i) Liens to secure the performance of tenders, bids,
                  leases, trade contracts (not for borrowed money), regulatory or statutory obligations, surety or appeal bonds, tender or performance and return of money bonds, bankers' acceptances, government contracts or other obligations of a like nature incurred in the ordinary course of business;

                           (ii) Liens to secure any purchase money Indebtedness
                  permitted by Section 5.09(b)(v) and covering only the property acquired by such Indebtedness and the proceeds thereof;

                           (iii) Liens arising out of any conditional sale or
                  other title retention agreement permitted by Section 5.09(b)(vi) and covering only the property subject thereto and the proceeds thereof;

                           (iv) Liens to secure any Indebtedness under any
                  capital lease permitted by Section 5.09(b)(vii) and covering only the property subject thereto and the proceeds thereof;

                           (v) Liens for taxes, assessments or governmental
                  charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor;

                           (vi) Liens arising by operation of law of landlords
                  and carriers, warehousemen, mechanics, suppliers, sellers, materialmen, or repairmen, or other similar Liens, in each case arising in the ordinary course of business and with respect to amounts not yet delinquent or that are being contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made;

                           (vii) Liens incurred or deposits made in the ordinary
                  course of business in connection with workers' compensation, unemployment insurance and other types of social security;

                           (viii) easements, rights-of-way, municipal and zoning
                  and building ordinances and similar charges, encumbrances, title defects or other irregularities, governmental restrictions on the use of property or conduct of business, and Liens in favor of governmental authorities and public utilities, that do not materially interfere with the ordinary course of business of any Controlled Business;

                           (ix) leases or subleases granted to other Persons
                  that do not materially interfere with the ordinary course of business of any Controlled Business;

                           (x) any interest or title of a lessor in the property
                  subject to any capital lease or operating lease permitted by
                  Section 5.09(b) and the proceeds thereof;

                           (xi) any option or other agreement to purchase any
                  asset of any Controlled Business the purchase, sale or other disposition of which is not prohibited by any other provision of the Operative Documents;

                           (xii) Liens arising from the rendering of an interim
                  or final judgment or order against any Controlled Business; provided that the aggregate principal amount of all Liens arising under any judgment or order that is not stayed or dismissed within 60 days of the date thereof does not exceed $50,000,000, and Liens imposed against any Controlled Business in connection with any claim against such Controlled Business so long as the claim is being contested in good faith and does not materially and adversely affect the business and operations of such Controlled Business;

                           (xiii) Liens securing reimbursement obligations with
                  respect to letters of credit permitted by Section 5.09(b)(viii) that encumber documents and other property relating to such letters of credit and the proceeds thereof;

                           (xiv) Liens encumbering customary initial deposits
                  and margin deposits;

                           (xv) royalties, overriding royalties, reversionary
                  interests, production payments and similar burdens with respect to the Oil and Gas Properties of any Pool II Controlled Business to the extent such burdens do not reduce such Pool II Controlled Business' net interests in production in its Oil and Gas Properties below the interests reflected in the most recent Reserve Report or the interests warranted under this Agreement and do not operate to deprive such Pool II Controlled Business of any material rights in respect of its Oil and Gas Properties;

                           (xvi) operator's Liens incidental to the maintenance,
                  development or operation of the Oil and Gas Properties of any Pool II Controlled Business in each case arising in the ordinary course of business securing amounts not yet delinquent or that are being contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made; and

                           (xvii) Liens extending, renewing or replacing any of
                  the foregoing Liens; provided that the principal amount of the Indebtedness or other obligation secured by such Lien is not increased or the maturity thereof shortened and such Lien is not extended to cover any additional Indebtedness, obligations or property, other than like obligations and the substitution of like property (or categories of property to the extent the terms of the Lien being extended, renewed or replaced, extended to or covered such categories of property) or the proceeds of the property subject thereto.

                  (b) Indebtedness. Permit any Controlled Business to create, incur, assume or suffer to exist, any Indebtedness other than Indebtedness created, incurred or assumed for or in respect of:

                           (i) Indebtedness of the type described in clause (i)
                  of the definition thereof constituting accounts payable incurred in the ordinary course of business;

                           (ii) Hedge Agreements designed to hedge against
                  fluctuations in interest rates or foreign exchange rates incurred in the ordinary course of business and consistent with prudent business practice;

                           (iii) In the case of any Pool II Controlled Business,
                  Hedge Agreements with Approved Hedge Counterparties designed to hedge against fluctuations in oil and gas prices incurred in the ordinary course of business and consistent with prudent business practice so long as the aggregate volume of oil and/or gas (as applicable) hedged under each such Hedge Agreement of a Pool II Controlled Business does not materially exceed the projected actual production of oil and/or gas (as applicable) from Proved Reserves of such Pool II Controlled Business for such period;

                           (iv) obligations as lessee under leases of
                  Non-Principal Property that have been or should be, in accordance with GAAP, recorded as operating leases;

                           (v) obligations of any Controlled Business for the
                  deferred purchase price of property or services;

                           (vi) obligations of any Controlled Business created
                  or arising under any conditional sale or other title retention agreement with respect to property acquired by such Controlled Business (whether or not the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property);

                           (vii) obligations of such Controlled Business in
                  respect of Capitalized Leases;

                           (viii) obligations, contingent or otherwise, of such
                  Controlled Business under acceptance, letter of credit or similar facilities;

                           (ix) obligations of such Controlled Business
                  evidenced by bonds, notes, debentures or other similar instruments, but only to the extent that such obligations relate to any of the obligations referred to in clause (v),
                  (vi) or (viii) above;

                           (x) obligations of other Persons of the type
                  described in clause (v), (vi), (vii), (viii) or (ix) above guaranteed directly or indirectly in any manner by such Controlled Business;

                           (xi) any Indebtedness of such Controlled Business
                  (not otherwise described herein) secured by any Lien permitted under Section 5.09(a);

                           (xii) obligations of such Controlled Business as
                  lessee under leases of Principal Property that have been or should be, in accordance with GAAP, recorded as operating leases, in respect of all Controlled Businesses; and

                           (xiii) in the case of EPPC only, any Indebtedness
                  evidenced by an EPPC Note,

         provided, however, that:

                  (A) the aggregate amount of all Indebtedness of Pool I Controlled Businesses under or in respect of clauses (v) to (xii) (inclusive) shall not at any time exceed 10% of the Aggregate Pool I Loan Value Amount at such time (taking the Indebtedness under clause
         (xii) above at the net present value of the aggregate amount of (without duplication) all remaining lease payments and liquidated damages on or in respect of all such leases discounted to the time of determination at a discount rate of 8% per annum); and

                  (B) the aggregate amount of all Indebtedness of Pool II Controlled Businesses under or in respect of clauses (v) to (xii) (inclusive) shall not at any time during a Pool II Borrowing Base Period exceed 10% of the Current Pool II Borrowing Base for such Pool II Borrowing Base Period (taking the Indebtedness under clause (xii) above at the net present value of the aggregate amount of (without duplication) all remaining lease payments and liquidated damages on or in respect of all such leases discounted to the time of determination at a discount rate of 8% per annum).

                  (c) Mergers, Etc. Permit any Controlled Business to enter into any transaction of consolidation or merger with or into any other Person, except (i) if immediately prior to or contemporaneous with such consolidation or merger all Advances made available to all Sponsor Subsidiaries are repaid in full together with all accrued interest, all amounts required to be paid pursuant to Section 2.07(c), all Indemnified Amounts and other amounts payable under the Sponsor Subsidiary Credit Documents or (ii) in the case of a Pool I Controlled Business, such merger or consolidation results in a Disposition permitted by Section 5.02(d)(iii) and the proceeds from any Disposition resulting from such consolidation or merger are used to repay Advances in accordance with Section 2.05(b)(i) or Section 2.05(b)(iii) or (iii) a Pool I Controlled Business may consolidate with or merge into another Pool I Controlled Business and a Pool II Controlled Business may consolidate with or merge into another Pool II Controlled Business provided that in each case (A) immediately before and after giving effect to such consolidation or merger no Notice Event, Termination Event, Event of Default, Liquidating Event or Incipient Event has occurred and is continuing and (B) the Contributed Investment or Contributed Investments relating to such merged or consolidated Pool I Controlled Businesses or Pool II Controlled Businesses, as the case may be, are pledged, transferred and assigned to the Sponsor Subsidiary

         Collateral Agent under the Sponsor Subsidiary Security Agreement and such pledge, transfer and assignment is perfected in accordance with the terms thereof.

                  (d) Acquisitions, Sales, Etc. of Assets. Permit any Controlled Business to enter into any sale and leaseback transaction, or purchase or otherwise acquire (in one or a series of related transactions) any portion of the property or assets of any Person or Dispose of, or grant any option with respect to, directly or indirectly (or agree to any of the foregoing at any future time), all or any material portion of its property or assets, except:

                           (i) in the case of any Pool I Controlled Business:

                                    (A) any purchase or other acquisition of any
                           property or assets by such Pool I Controlled Business the purchase price of which is individually or, if such property or assets are purchased in a series of related transactions, in the aggregate less than $5,000,000; and

                                    (B) any purchase or other acquisition of
                           property or assets by such Pool I Controlled Business which would following such purchase or acquisition become eligible for rate coverage under the regulations promulgated by FERC;

                           (ii) in the case of any Pool II Controlled Business,
                  subject to Section 2.10(e), any purchase or other acquisition of any Oil and Gas Properties located in any Permitted Jurisdiction;

                           (iii) any Disposition of all or substantially all of
                  the assets of, or Equity Interests in, any Pool I Intermediate Holder or Pool I Underlying Business relating to any Pool I Contributed Investment (other than any Pool I Publicly Traded Investment) for a price in cash not less than:

                                    (A) in the case of the Disposition of all or
                           substantially all of the assets of, or Equity Interests in, any Pool I Intermediate Holder or Pool I Underlying Business relating to any Pre-approved Pool I Contributed Investment (other than Energy Partners), the higher of (1) the Contributed Value of such Pool I Intermediate Holder or Pool I Underlying Business and (2) the Fair Market Value of such Pool I Intermediate Holder or Pool I Underlying Business; and

                                    (B) in the case of the Disposition of all or
                           substantially all of the assets of, or Equity Interests in, any Pool I Intermediate Holder or Pool I Underlying Business relating to any other Pool I Contributed Investment, the Pool I Loan Value of the Pool I Contributed Investment to which such Pool I Intermediate Holder or Pool I Underlying Business relates, provided, however, that such Sponsor Subsidiary shall apply the proceeds from such Disposition on the date of receipt thereof to prepay the principal amount of the Advances in accordance with Section 2.05(b)(i) or (iii);

                           (iv) starting from the Third Closing Date, any
                  Disposition of any Relevant Assets if the aggregate amount of Net Cash Proceeds from such Disposition (together with the Net Cash Proceeds from any other Dispositions of such Relevant Assets during the current Pool II Borrowing Base Period) does not exceed the Adjusted Redetermination Threshold for such Pool II Borrowing Base Period;

                           (v) starting from the Third Closing Date, any
                  Disposition of any Relevant Assets if the aggregate amount of Net Cash Proceeds from such Disposition (together with the Net Cash Proceeds from any other Dispositions of such Relevant Assets during the current Pool II Borrowing Base Period) exceeds the Adjusted Redetermination Threshold for such Pool II Borrowing Base Period; provided, however, that the Net Cash Proceeds from any such Disposition in excess of such Adjusted Redetermination Threshold shall be deposited by the relevant Pool II Underlying Business into the Proceeds Account of such Pool II Underlying Business and shall be applied pursuant to
                  Section 5.09(j)(i) or (ii);

                           (vi) starting from the Third Closing Date, any
                  Disposition of property, plant and equipment (as defined under GAAP) of a Pool I Underlying Business (not subject to clause
                  (iii) above) if the cumulative aggregate amount of Net Cash Proceeds from such Disposition (together with all such other Dispositions) does not exceed $15,000,000;

                           (vii) starting from the Third Closing Date, any
                  Disposition of property, plant and equipment (as defined under GAAP) of a Pool I Underlying Business (not subject to clause
                  (iii) above) if the cumulative aggregate amount of Net Cash Proceeds from such Disposition (together with all such other Dispositions) exceeds $15,000,000; provided, however, that all such Net Cash Proceeds in excess of $15,000,000 shall be deposited by such Pool I Underlying Business into the Proceeds Account of such Pool I Underlying Business and shall be applied pursuant to Section 5.09(j)(iii);

                           (viii) any sale of current assets (as defined under
                  GAAP), other than as contemplated under clause (ix) below, of an Underlying Business in the ordinary course of business of such Underlying Business; and

                           (ix) the limited recourse sale of accounts receivable
                  providing, by their terms, for payment within 30 days from the date of the original invoice in connection with the factoring or securitization thereof, which sale is non-recourse, to the extent customary in factoring or securitization transactions (as applicable);

provided, however, that if, at the time of any such Disposition described in clause (iv), (v), (vi) or (vii) above, an El Paso RA Event has occurred and is continuing, such Sponsor Subsidiary shall apply such Net Cash Proceeds to prepay the Advances in accordance with Section 2.05(b)(ix).

                  (e) Investments. Permit any Controlled Business to make or hold any Investment other than:

                           (i) subject to clause (ii) below, demand loans made
                  by any Pool I Controlled Business ("POOL I AFFILIATE LOANS") to El Paso or any of its Affiliates; provided that, on the date any such Pool I Affiliate Loan is made, (A) in the case of any Pool I Affiliate Loan made to El Paso, El Paso has, or
                  (B) in the case of any Pool I Affiliate Loan made to an Affiliate of El Paso, such Pool I Affiliate Loan is guaranteed by El Paso and El Paso has, senior unsecured long-term debt credit ratings of at least BBB- by S&P and at least Baa3 by Moody's; and provided further that, after the occurrence and during the continuance of an El Paso RA Event, any existing Pool I Affiliate Loans shall be permitted to be maintained but no additional Pool I Affiliate Loans shall be permitted to be made;

                           (ii) notwithstanding anything to the contrary
                  contained in clause (i) above, if, in any Fiscal Quarter, the senior unsecured long-term debt of El Paso is Split Rated, (A) any existing Pool I Affiliate Loans shall be permitted to be maintained and (B) any additional Pool I Affiliate Loans shall be permitted to be made to El Paso or any such Affiliate of El Paso in such Fiscal Quarter (or any subsequent Fiscal Quarter while such senior unsecured long-term debt of El Paso remains Split Rated) only if, in the case of clause (B) above, (x) the sum of the aggregate amount of such additional Pool I Affiliate Loans to be made by a Pool I Controlled Business and the aggregate amount of additional El Paso Demand Loans made out of the Pool I Distributions Sub-Account pursuant to
                  Section 7.03(j) hereof does not exceed the net income of such Pool I Controlled Business for the most recently completed Fiscal Quarter in respect of which financial statements have been delivered pursuant to Section 5.03(c) and (y) a Responsible Officer of El Paso shall deliver a Compliance Certificate, dated no earlier than five Business Days prior to the delivery thereof, demonstrating that the Sponsor Subsidiaries would be in compliance, on a pro forma basis and as of the date of the most recent financial statements delivered pursuant to Section 5.03(c), with the financial covenant set forth in Section 5.04(b) calculated pursuant thereto, with the following modifications:

                                    (1) for purposes of such calculation made in
                           the Fiscal Quarter in which the senior unsecured long-term debt of El Paso is initially Split Rated (the "INITIAL EVENT QUARTER"), the Carrying Value of the Freely Transferable Portion of each Pool I Contributed Investment (other than any Pool I Publicly Traded Investment) shall be reduced by the amount of net income referred to in clause (x) above;

                                    (2) for purposes of such calculation made in
                           any subsequent Fiscal Quarter, the Carrying Value shall be reduced by (I) the outstanding principal amount of Pool I Affiliate Loans actually made in each Fiscal Quarter from, and including, the Initial Event Quarter to, and including, the immediately preceding Fiscal Quarter (after giving effect to any prepayment thereof), (II) the aggregate amount of Distributions or El Paso Demand Loans actually made from the Pool I Distributions Sub-Account in each Fiscal Quarter from, and including, the Initial Event Quarter (except, if the senior unsecured long-term debt of El Paso is initially Split Rated after the Payment Date occurring in the Initial Event Quarter, no Distributions actually made in such Initial Event Quarter shall be included in the aggregate amount described in this clause (II)) to, and including, the immediately preceding Fiscal Quarter, and (III) the amount of net income referred to in clause (x) above, and

                                    (3) after the next Appraisal Date, the
                           initial calculation of such financial covenant shall be based on the newly appraised Carrying Value of the Freely Transferable Portion of each Pool I Contributed Investment (it being understood that the Fiscal Quarter in which such Appraisal Date occurs shall be a new Initial Event Quarter and that such initial calculation shall be made pursuant to clause
                           (1) above);

                           (iii) demand loans made by any Pool II Underlying
                  Business ("POOL II AFFILIATE LOANS") to El Paso or any of its Affiliates; provided that, on the date any such Pool II Affiliate Loan is made, (A) in the case of any Pool II Affiliate Loan made to El Paso, El Paso has, or (B) in the case of any Pool II Affiliate Loan made to an Affiliate of El Paso, such Pool II Affiliate Loan is guaranteed by El Paso and El Paso has, a senior unsecured long-term debt credit rating of at least BBB- by S&P or at least Baa3 by Moody's; and provided further that, after the occurrence and during the continuance of an El Paso RA Event, any existing Pool II Affiliate Loans shall be permitted to be maintained and no additional Pool II Affiliate Loans shall be permitted to be made;

                           (iv) in the case of Pool II Controlled Businesses
                  only, subject to Section 2.10(e), any Investment in any Person that primarily owns Oil and Gas Properties; provided, however, that where Sabine elects to have such Investment treated as a Disposition in accordance with the third sentence of the definition of "Disposition" in Exhibit A to the Trinity Company Agreement (an "EXCLUDED Business"), then the Sponsor Subsidiaries shall not, and the Sponsor Subsidiaries shall not permit any Controlled Business to, enter into, or agree to enter into, any agreement or other arrangement (whether by guarantee, indemnity, capital contribution obligation, or otherwise) whereby any of the assets of any Sponsor Subsidiary or any Controlled Business (other than the Equity Interests in such Excluded Business) are in any way made available to support the Obligations of such Excluded Business;

                           (v) Investments by any Controlled Business in any
                  Cash Equivalents;

                           (vi) Investments by any Controlled Business in any
                  Indebtedness permitted under Section 5.09(b); and

                           (vii) loans and advances to employees in the ordinary
                  course of the business of any such Controlled Business.

                  (f) Amendment, Etc. of Material Agreements. Permit any Controlled Business to:

                           (i) cancel or terminate any Material Agreement;

                           (ii) consent to or accept any cancellation or
                  termination of any Material Agreement;

                           (iii) amend, modify or change in any manner any term
                  or condition of any Material Agreement;

                           (iv) give any consent, waiver or approval under any
                  Material Agreement;

                           (v) waive any default under or any breach of any term
                  or condition of any Material Agreement; or

                           (vi) agree in any manner to any other amendment,
                  modification or change of any term or condition of any Material Agreement,

         other than (A) any amendment, supplement, cancellation, termination, consent, approval, waiver or modification consented to or waived by Trinity or (B) any amendment, supplement, cancellation, termination, consent, approval, waiver or modification which would not have a material adverse effect on the business, operations, performance, properties, or financial condition of any Controlled Business and provided that after giving effect to any such amendment, supplement, cancellation, termination, consent, approval, waiver or modification the Sponsor Subsidiaries would be in compliance with the financial covenants set forth in Section 5.04 on a pro-forma basis as of the last date of the calculation of the covenants in Section 5.04.

                  (g) Negative Pledge. Permit any Controlled Business to enter into or suffer to exist any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets except as set forth in the Operative Documents or except in connection with:

                           (i) any purchase money Indebtedness permitted by
                  Section 5.09(b)(v) solely to the extent that the agreement or instrument governing such Indebtedness prohibits a Lien on the property acquired with the proceeds of such Indebtedness or the proceeds thereof; or

                           (ii) any Capitalized Lease permitted by Section
                  5.09(b)(vii) solely to the extent that the agreement or instrument governing such Capitalized Lease prohibits a Lien on the property subject thereto or the proceeds thereof.

                  (h) Pool II Contributed Investments - Capital Expenditures. Permit the Pool II Underlying Businesses, during any Fiscal Year (or any part thereof), to incur Capital Expenditures for the purpose of drilling, testing, equipping, or completing any well on any Oil and Gas Properties of the Pool II Controlled Businesses (other than wells drilled to develop oil and gas reserves that are classified as Proved Reserves in the most recent Reserve Report as at the time of determination) in an aggregate amount exceeding 10% of the Pool II Borrowing Base (as in effect on January 1 of such Fiscal Year) (or pro rata part thereof), unless such excess is funded from capital contributions from the Sponsor Subsidiaries.

                  (i) Amendment, Etc., of EPPC Notes. In respect of the Sponsor Subsidiary that owns any Equity Interest in EPPC, permit EPPC to:

                           (i) cancel or terminate any EPPC Note or consent to,
                  or accept any cancellation or termination thereof, or amend, modify, or change in any manner any term or condition of any EPPC Note, or agree in any manner to any other amendment, modification or change of any term or condition of any EPPC Note, other than any amendment, supplement, cancellation, termination, or modification, or agreement with respect thereto, in each case consented to or waived in writing by Trinity, Red River, the Equity Investors, the Agent, and the Lender; or

                           (ii) novate, sell, assign, or otherwise transfer, or
                  purport to novate, sell, assign, or otherwise transfer, any right or obligation under, or any title or interest in, any EPPC Note or any Indebtedness evidenced by any EPPC Note.

                  (j) Application of Net Cash Proceeds on Deposit in the Proceeds Accounts. The amounts deposited by any Underlying Business into the Proceeds Account of such Underlying Business pursuant to
         Section 2.05(b)(ix)(B), 2.05(b)(ix)(C), 5.09(d)(v) and 5.09(d)(vii)
         may, at any time, be invested by such Underlying Business in Cash Equivalents. Each Underlying Business from time to time shall also have the right, subject to clauses (i), (ii) and (iii) below, to apply any amounts on deposit in the Proceeds Account of such Underlying Business (except any amounts deposited thereto pursuant to Section 2.05(b)(ix)(B) or (C)) to make Affiliate Loans or Distributions, provided that:

                           (i) with respect to any amounts deposited into any
                  Proceeds Account pursuant to Section 5.09(d)(v), such amounts shall be held in such Proceeds Account pending a Pool II Borrowing Base Redetermination pursuant to Section 2.10(e) (or, in the absence of such redetermination, a redetermination pursuant to Section 2.10(b)) and, on or after the Pool II Borrowing Base Effective Date occurring after any Disposition referred to in Section 5.09(d)(v), may be applied by the applicable Pool II Underlying Business to make Affiliate Loans pursuant to Section 5.09(e) or to make Distributions to Sabine by depositing such amounts into the Cash Reserve pursuant to
                  Section 7.02(a)(iii) and subsequently releasing such amounts from the Cash Reserve pursuant to Section 7.04(h); provided that, prior to such application of such amounts, to the extent there is any Pool II Borrowing Base Reduction, the amount necessary to cure such Pool II Borrowing Base Reduction (x) shall have been deposited into the Cash Reserve as a Cash Collateral Amount and/or (y) shall have been applied to prepay the Advances in accordance with Section 2.05(b)(v) in order to ensure compliance with the financial covenant set forth in the second sentence of Section 5.06(a) after giving effect to such deposit and/or prepayment;

                           (ii) notwithstanding anything to the contrary
                  contained in clause (i) above, if the new Pool II Borrowing Base that will become effective on the next Pool II Borrowing Base Effective Date has been determined on the basis of a pro forma Reserve Report, such Pool II Underlying Business may apply, immediately prior to or contemporaneously with such new Pool II Borrowing Base becoming effective, the Net Cash Proceeds from any Disposition referred to in Section 5.09(d)(v) solely to complete the proposed acquisition of the Relevant Assets reflected in such pro forma Reserve Report and in an aggregate amount not to exceed the purchase price for such Relevant Assets, provided that (x) the new Pool II Borrowing Base shall become effective, in accordance with
                  Section 2.10(e), immediately after or contemporaneously with the completion of such acquisition, (y) to the extent there is any Pool II Borrowing Base Reduction, the amount necessary to cure such Pool II Borrowing Base Reduction (A) shall have been deposited into the Cash Reserve as a Cash Collateral Amount and/or (B) shall have been applied to prepay the Advances in accordance with Section 2.05(b)(v) in order to ensure compliance with the financial covenant set forth in the second sentence of Section 5.06(a) after giving effect to such deposit and/or prepayment, and (z) on or after such new Pool II Borrowing Base Effective Date, the remaining balance, if any, of the Net Cash Proceeds from any Disposition referred to in Section 5.09(d)(v) may be applied by the applicable Pool II Underlying Business to make Affiliate Loans pursuant to
                  Section 5.09(e) or to make Distributions to Sabine by depositing such amounts into the Cash Reserve pursuant to
                  Section 7.02(a)(iii) and subsequently releasing such amounts from the Cash Reserve pursuant to Section 7.04(h); and

                           (iii) with respect to any amounts deposited into any
                  Proceeds Account pursuant to Section 5.09(d)(vii), such amounts shall be held in such Proceeds Account pending a new Appraisal of such Pool I Underlying Business and, on or after the date on which a Responsible Officer of El Paso delivers a Compliance Certificate pursuant to Section 5.07(f), may be applied by the applicable Pool I Underlying Business to make Affiliate Loans pursuant to Section 5.09(e) or to make Distributions to Sabine by depositing such amounts into the Cash Reserve pursuant to Section 7.02(a)(iii) and subsequently releasing such amounts from the Cash Reserve pursuant to
                  Section 7.04(h); provided that, prior to such application of such amounts, to the extent that the Pool I Exposure then in effect is greater than the Aggregate Pool I Loan Value Amount at such time, an amount necessary to reduce such Pool I Exposure (x) shall have been deposited into the Cash Reserve as a Cash Collateral Amount and/or (y) shall have been applied (by the Sponsor Subsidiaries or by any Underlying Businesses relating thereto on behalf of such Sponsor Subsidiaries) to prepay the Advances, together with all other amounts required to be paid pursuant to Section 2.07(c) in connection with such prepayment, in order to ensure compliance with the financial covenant set forth in the second sentence of Section 5.06(a) after giving effect to such deposit and/or prepayment.

                  (k) Distributions. After the senior unsecured long-term debt of El Paso is Split Rated, all Distributions made by the Pool I Controlled Businesses (other than any Pool I Publicly Traded Investment) to the applicable Sponsor Subsidiaries shall be deposited into a special sub-account of the Cash Reserve (the "POOL I DISTRIBUTIONS SUB-ACCOUNT") and shall be Distributed from such Pool I Distributions Sub-Account pursuant to Section 7.04(i).

                                   ARTICLE VI

                                EVENTS OF DEFAULT

                  Section 6.01. Events of Default. If any of the following events (each an "EVENT OF DEFAULT") shall occur and be continuing:

                  (a) any Sponsor Subsidiary shall fail to pay:

                           (i) any principal on any Advance when the same
                  becomes due and payable; or

                           (ii) any interest on any Advance or any other amount
                  payable by it under this Agreement or under any other Sponsor Subsidiary Credit Document when the same becomes due and payable if such failure to pay shall remain unremedied for five Business Days after such amount becomes due and payable; or

                  (b) any written representation or warranty made or deemed made by any Sponsor Subsidiary in any Operative Document, or in any certificate or report prepared by or furnished by or on behalf of any Sponsor Subsidiary pursuant to any Operative Document, shall prove to have been incorrect in any material respect when made or deemed made; or

                  (c) any Sponsor Subsidiary shall fail to perform or observe any term, covenant or agreement contained in Section 5.01(m), 5.01(n), 5.01(p), 5.02(a), 5.02(b), 5.02(c), 5.02(d), 5.02(e), 5.02(f), 5.02(i),
         5.02(m), 5.02(o), 5.02(p), 5.03(a), 5.04 (excluding 5.04(c)), 5.06 or
         5.09 (other than Sections 5.09(d)(v) and (vii) (but only with respect to the failure of the Sponsor Subsidiaries to, or to cause any Controlled Business to, deposit into the relevant Proceeds Account any Net Cash Proceeds from any Dispositions described in Section 5.09(d)(v) or (vii) in an aggregate amount greater than the first $5,000,000 in excess of the then effective Adjusted Redetermination Threshold or of $15,000,000, respectively), and Section 5.09(g)) (but, in each case, subject to any provisions relating to the cure of any Default or Event of Default referred to therein) or Section 7.02(a) or 7.03(b) or
         Section 20 of the Sponsor Subsidiary Security Agreement; or

                  (d) any Sponsor Subsidiary shall fail to perform or observe any term, covenant or agreement contained in Section 5.02 (other than as set forth in Section 6.01(c)), 5.03(b), 5.03(c), 5.03(d), 5.03(e),
         5.03(f), 5.03(g), 5.03(h), 5.03(i), 5.03(j), 5.09(d)(v) or (vii) (but
         only with respect to the failure of the Sponsor Subsidiaries to, or to cause any Controlled Business to, deposit into the relevant Proceeds Account any Net Cash Proceeds from any Dispositions described in
         Section 5.09(d)(v) or (vii) in an aggregate amount not greater than the first $5,000,000 in excess of the then effective Adjusted Redetermination Threshold or of

         $15,000,000, respectively) or 5.09(g) if such failure shall remain unremedied for five Business Days after the occurrence thereof; or

                  (e) any Sponsor Subsidiary shall fail to perform or observe in any material respect any other term, covenant or agreement contained in any Sponsor Subsidiary Credit Document (other than as set forth in Section 6.01(a), Section 6.01(c), Section 6.01(d), or Section 6.01(m)) on its part to be performed or observed if such failure shall remain unremedied for 30 days following notice thereof by Trinity if such failure is reasonably curable; or

                  (f) [Intentionally omitted]

                  (g) any judgment or order for the payment of money in excess of $50,000 (or the equivalent in any foreign currency) shall be rendered against any Sponsor Subsidiary and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order (other than any enforcement proceedings consisting of the mere obtaining and filing of a judgment lien or obtaining of a garnishment or similar order so long as no foreclosure, levy or similar process in respect of such lien, or payment over in respect of such garnishment or similar order, has commenced) or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal, bonding or otherwise, shall not be in effect; or

                  (h) any non-monetary judgment or order shall be rendered against any Sponsor Subsidiary that is reasonably likely to have a Material Adverse Effect, and there shall be any period of ten consecutive Business Days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (i) any provision of any Sponsor Subsidiary Credit Document after delivery thereof pursuant to Section 3.01, 3.02 or 3.03 shall for any reason cease, in any material respect, to be valid and binding on or enforceable against any Sponsor Subsidiary; or

                  (j) the Sponsor Subsidiary Collateral Agent shall, at any time after the First Closing Date, not have a valid and perfected first priority security interest in the Collateral (other than as a result of Permitted Liens); or

                  (k) any Sponsor Subsidiary shall for any reason dissolve or all of the holders of Equity Interests in any Sponsor Subsidiary shall have voted or consented to the dissolution of such Sponsor Subsidiary, except if immediately prior to such dissolution or at the time of such vote or consent such Sponsor Subsidiary does not have any Contributed Investments, any interest in any A-Loans, or any other material assets or rights of the kind described in Section 1 of the Sponsor Subsidiary Security Agreement; or

                  (l) a Liquidating Event shall have occurred, or the Liquidation Period with respect to Trinity or a Sponsor Subsidiary shall have expired or terminated; or

                  (m) Sabine shall fail to maintain a credit balance in the Cash Reserve equal to at least the Required Cash Reserve Balance and such failure remains unremedied for two Business Days; or

                  (n) any Person who holds an Equity Interest in any Sponsor Subsidiary shall transfer its interest therein so that as a result of any such transfer such Sponsor Subsidiary is caused to be required to be registered as an "investment company" within the meaning of the Investment Company Act, then, and in any such event, Trinity may by notice to Sabine (in its individual capacity and on behalf of all Sponsor Subsidiaries) declare all Advances, all interest thereon, all amounts required to be paid pursuant to Section 2.07(c) and all other amounts payable under this Agreement and the other Sponsor Subsidiary Credit Documents to be forthwith due and payable, whereupon all Advances, all such interest, amounts under Section 2.07(c) and other amounts under the Sponsor Subsidiary Credit Documents shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Sponsor Subsidiary; provided, however, that in the event of either (i) an actual or deemed entry of an order for relief with respect to any Sponsor Subsidiary under the United States Bankruptcy Code as then in effect or (ii) the occurrence of the event described in clause (k) above, all Advances, all such interest, all such amounts under
Section 2.07(c) and all such other amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by each Sponsor Subsidiary. The Sponsor Subsidiary Collateral Agent and Trinity shall each have, in addition to all other rights and remedies under the Sponsor Subsidiary Credit Documents or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other Applicable Laws, which rights shall be cumulative.

                  Without limiting the foregoing, after the occurrence of an Event of Default:

                  (i) Trinity may (acting on the instructions of Red River):

                           (A) direct the Sponsor Subsidiary Collateral Agent to
                  apply all or any part of the credit balance in the Cash Reserve in prepayment of any Obligations of any Sponsor Subsidiary under the Sponsor Subsidiary Credit Documents; and/or

                           (B) exercise the rights of each Sponsor Subsidiary
                  under each Sponsor Subsidiary Company Agreement to call for mandatory capital contributions from the Sponsor Subsidiary Members in respect of the Maximum Clawback Amount; and

                  (ii) the Sponsor Subsidiary Collateral Agent shall make such demands under any letter of credit issued for the benefit of any Sponsor Subsidiary or any El Paso Demand Loan and liquidate such other Permitted Investments as are necessary to give effect to the prepayment referred to in clause (i)(A) above.

                                   ARTICLE VII

                    ADMINISTRATION, SETTLEMENT AND COLLECTION

                  Section 7.01. Maintaining the Cash Reserve and the Sabine Operating Account. Until the Debt Collection Date:

                  (a) Sabine will maintain the Cash Reserve and the Sabine Operating Account with the Sponsor Subsidiary Collateral Agent, such accounts to be in the name of Sabine, but subject to the sole dominion and control of the Sponsor Subsidiary Collateral Agent.

                  (b) It shall be a term and condition of the Cash Reserve and the Sabine Operating Account, and on or prior to the date hereof Sabine shall give to the Sponsor Subsidiary Collateral Agent written notice and shall obtain the Sponsor Subsidiary Collateral Agent's written agreement (such notice and agreement to be in form and substance satisfactory to the Sponsor

         Subsidiary Collateral Agent and Trinity) that, notwithstanding any term or condition to the contrary in any other agreement relating to the Cash Reserve and the Sabine Operating Account, no amount (including interest on Permitted Investments held in the Cash Reserve and the Sabine Operating Account) shall be paid or released from the Cash Reserve to or for the account of, or withdrawn by or for the account of, Sabine, any other Sponsor Subsidiary, or any other Person; provided that:

                  (i) with respect to the Cash Reserve:

                           (A) a Sponsor Subsidiary may invest amounts standing
                  to the credit of the Cash Reserve in Permitted Investments in accordance with Section 7.03; and

                           (B) withdrawals may be made from the Cash Reserve in
                  accordance with Sections 7.04 and 7.07; and

                  (ii) with respect to the Sabine Operating Account:

                           (A) Sabine may invest amounts standing to the credit
                  of the Sabine Operating Account in Permitted Investments in accordance with Section 7.03; and

                           (B) withdrawals may be made from the Sabine Operating
                  Account in accordance with Sections 7.05 and 7.07.

                  The Cash Reserve and the Sabine Operating Account shall be subject to Applicable Laws and applicable regulations of any competent banking authority, as may now or hereafter be in effect.

                  Trinity shall give all necessary directions to the Sponsor Subsidiary Collateral Agent to effect the payments or withdrawals under this
Section 7.01 and the Sponsor Subsidiary Collateral Agent may rely on such directions as certifying that the requirements of the Operative Documents have been met with respect to such payments and withdrawals.

                  Each Sponsor Subsidiary shall have an undivided interest in the Cash Reserve to the extent of any funds deposited by or on behalf of such Sponsor Subsidiary in the Cash Reserve.

                  Section 7.02. Deposit of Funds into the Cash Reserve. (a) Each Sponsor Subsidiary shall deposit, or shall cause to be deposited, into the Cash Reserve forthwith upon receipt thereof all amounts received by it or payable to it on any account whatsoever (or, in the case of any Disposition referred to in clause (iii)(x) below, received by or payable to any Intermediate Holder or Underlying Business), including:

                  (i) any payments of principal and interest under the EPPC
         Notes;

                  (ii) any payment of interest under the A-Loan Notes and any prepayment of principal of the A-Loan Notes described in Section 2.05(b)(iv);

                  (iii) (w) the Net Cash Proceeds from the Disposition of any Contributed Investment described in Section 5.02(d)(iii) and (iv), (x) the Net Cash Proceeds from any Disposition described in Section 5.09(d)(iii), (y) the Net Cash Proceeds from Dispositions occurring under the circumstances described in the last proviso of Section 5.09(d), and (z) all amounts Distributed



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

         from the Proceeds Accounts pursuant to Section 5.09(j) and all amounts deposited into the Pool I Distributions Sub-Account pursuant to Section 5.09(k);

                  (iv) in the case of Sabine, any Distribution in respect of Sabine's Trinity Class A Membership Interest and any proceeds of Sponsor Subsidiary Property in each case after the Liquidation Start Date;

                  (v) the proceeds of any Distribution made by any Intermediate Holder or Underlying Business; provided, however, that a Distribution made by EPPC or any Intermediate Holder thereof shall not be required to be deposited into the Cash Reserve to the extent that a capital contribution in the amount of such Distribution is made by any Sponsor Subsidiary Member pursuant to Section 5.2(h) of the relevant Sponsor Subsidiary Company Agreement and such capital contribution is deposited into the Cash Reserve on or before the date such Distribution is made;

                  (vi) the proceeds of any capital contribution made by any Sponsor Subsidiary Member pursuant to the terms of the Sponsor Subsidiary Company Agreement of the Sponsor Subsidiary of which it is a member;

                  (vii) any payments of principal and interest on any El Paso Demand Loan or any other Permitted Investment, and

                  (viii) any payments of Cash Collateral Amounts made pursuant to Section 5.06(b),

but excluding (A) principal payments on the A-Loans (but including any amount representing the prepayment of principal of the A-Loan Notes described in
Section 2.05(b)(iv)), (B) the proceeds of the Advances deposited into the Sabine Operating Account in accordance with Section 2.02(b), and (C) Excluded Payments.

                  (b) On or prior to the date hereof, Sabine shall give to El Paso written notice (such notice to be in form and substance satisfactory to Trinity) irrevocably instructing:

                  (i) El Paso and its Affiliates that all amounts payable by El Paso and its Affiliates to any Sponsor Subsidiary under the A-Loan Notes (other than principal under the A-Loan Notes) (other than any prepayment of principal of the A-Loan Notes described in Section 2.05(b)(iv)) and the El Paso Demand Loans (including the El Paso Guaranty with respect to any of the foregoing) shall be deposited directly into the Cash Reserve; and

                  (ii) EPPC that all amounts payable by EPPC to any Sponsor Subsidiary under any EPPC Note shall be deposited directly into the Cash Reserve.

                  (c) Sabine shall cause the Sponsor Subsidiary Collateral Agent to promptly notify Sabine and Trinity of any such deposit made pursuant to this
Section 7.02 and to provide to Sabine and Trinity quarterly reports of holdings and transactions in the Cash Reserve.

                  Section 7.03. Permitted Investments and El Paso Demand Loans.
(a) Provided no Event of Default or Incipient Event has occurred and is continuing, Sabine on behalf of the Sponsor Subsidiaries may, subject to the provisions set forth in Section 7.01 concerning withdrawals and Section 7.04 and
Section 7.05 concerning transfers, from time to time:



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

                  (i) invest amounts on deposit in the Cash Reserve and the Sabine Operating Account in such Cash Equivalents as Sabine may select in the name of the Sponsor Subsidiary Collateral Agent;

                  (ii) to the extent practicable, invest interest and other earnings paid on the Permitted Investments referred to in Section 7.03(a)(i) above and reinvest other proceeds of any such Cash Equivalents, in each case, in such Cash Equivalents as Sabine may select in the name of the Sponsor Subsidiary Collateral Agent; and

                  (iii) invest amounts on deposit in the Cash Reserve (except the Total Cash Collateral Amount) and the Sabine Operating Account in El Paso Demand Loans, as provided in and subject to the terms of Sections 7.03(b), (c), (d) and (e) below,

(the Cash Equivalents referred to in Sections 7.03(a)(i) and (ii) above and the El Paso Demand Loans referred to in Section 7.03(a)(iii) above being the "PERMITTED INVESTMENTS"); provided that Sabine gives notice of its investments in such Permitted Investments to Trinity and the Sponsor Subsidiary Collateral Agent promptly after the making of such Permitted Investment, and provided further that the Sponsor Subsidiary Collateral Agent shall (at the direction of Trinity or Sabine, in the case of clause (A) below, and at the direction of the Sponsor Subsidiary Liquidator, in the case of clause (B) below) liquidate, convert or call in, or demand payment of, any Permitted Investment prior to its maturity, or demand any El Paso Demand Loan:

                  (A) if the proceeds of such liquidation, conversion or calling in or demand are necessary for any payment required to be made by the Sponsor Subsidiary Collateral Agent in accordance with the provisions of Section 7.04 or Section 7.05 hereof; or

                  (B) pursuant to an exercise by the Sponsor Subsidiary Collateral Agent of the rights and remedies available under the Sponsor Subsidiary Credit Documents.

                  Sabine will give all necessary directions to the Sponsor Subsidiary Collateral Agent to effect the investments made by Sabine pursuant to this Section 7.03(a).

                  (b) No Sponsor Subsidiary shall make any additional El Paso Demand Loans if a Notice Event shall have occurred and be continuing.

                  (c) Subject to clause (j) below, El Paso Demand Loans may only be made to El Paso or an Affiliate of El Paso if, on the date any such El Paso Demand Loan is made, (i) in the case of any El Paso Demand Loan made to El Paso, El Paso has, or (ii) in the case of any El Paso Demand Loan made to an Affiliate of El Paso, such El Paso Demand Loan is guaranteed by El Paso and El Paso has, senior unsecured long term debt credit ratings of at least BBB- by S&P and at least Baa3 by Moody's; provided that, if an El Paso RA Event has occurred and is continuing, any existing El Paso Demand Loans shall be permitted to be maintained but no additional El Paso Demand Loans shall be permitted to be made.

                  (d) If (i) a Termination Event occurs or (ii) the Sponsor Subsidiaries fail to comply with any financial covenant under Section 5.04, then each El Paso Demand Loan shall (A) cease to be a Permitted Investment and (B) no Sponsor Subsidiary shall make or maintain any additional El Paso Demand Loans; provided that any existing El Paso Demand Loan shall be permitted to be maintained for a period of 10 Business Days after the occurrence of any event described in clause (i) or (ii) above with respect to such El Paso Demand Loan, and upon the expiration of such period, the Sponsor Subsidiaries shall forthwith demand repayment of such El Paso Demand Loan.



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

                  (e) If a Liquidating Event occurs, the Sponsor Subsidiaries shall forthwith demand repayment of each El Paso Demand Loan.

                  (f) Interest and proceeds that are not invested or reinvested as provided in Section 7.03(a) above shall be deposited and held in the Cash Reserve.

                  (g) The Sponsor Subsidiary Collateral Agent shall, as directed by Trinity (at the request of Sabine) and to the extent reasonably practicable, dispose of investments in the Cash Reserve and the Sabine Operating Account so as to minimize any loss on such investments, but in no event shall the Sponsor Subsidiary Collateral Agent be liable for any losses incurred as the result of any sale or disposition of Permitted Investments, and Sabine hereby releases the Sponsor Subsidiary Collateral Agent from any liability arising out of, or in connection with, any investment or liquidation or conversion made by it hereunder, except where such liability arises from the Sponsor Subsidiary Collateral Agent's gross negligence or willful misconduct.

                  (h) Each Sponsor Subsidiary hereby acknowledges and agrees that the Sponsor Subsidiary Collateral Agent has sole dominion and control of the Cash Reserve and the Sabine Operating Account. Each Sponsor Subsidiary agrees not to take any action inconsistent with the preceding sentence.

                  (i) To the extent that El Paso or its Affiliates have arranged to have letters of credit issued for the benefit of any Sponsor Subsidiary in respect of any obligations owing to such Sponsor Subsidiary by El Paso or such Affiliates, the Sponsor Subsidiary Collateral Agent shall be entitled to draw under such letters of credit in compliance therewith.

                  (j) Notwithstanding anything to the contrary contained in clause (c) above, if, in any Fiscal Quarter, the senior unsecured long-term debt of El Paso is Split Rated, (A) any existing El Paso Demand Loans shall be permitted to be maintained and (B) any additional El Paso Demand Loans shall be permitted to be made from the Pool I Distributions Sub-Account to El Paso or any Affiliate of El Paso in such Fiscal Quarter (or any subsequent Fiscal Quarter while such senior unsecured long-term debt of El Paso remains Split Rated) only if, in the case of clause (B) above, (x) the sum of the aggregate amount of such additional El Paso Demand Loans and the aggregate amount of additional Pool I Affiliate Loans made pursuant to Section 5.09(e)(i) hereof does not exceed the aggregate net income of all Pool I Contributed Investments for the most recently completed Fiscal Quarter in respect of which financial statements have been delivered pursuant to Section 5.03(c) and (y) a Responsible Officer of El Paso delivers a Compliance Certificate, dated no earlier than five Business Days prior to the delivery thereof, demonstrating that the Sponsor Subsidiaries would be in compliance, on a pro forma basis as of the last date of the delivery of financial statements pursuant to Section 5.03(c), with the financial covenant set forth in Section 5.04(b) calculated pursuant thereto, with the following modifications:

                  (1) for purposes of such calculation made in the Initial Event Quarter, the Carrying Value of the Freely Transferable Portion of each Pool I Contributed Investment (other than any Pool I Publicly Traded Investment) shall be reduced by a portion of the amount of net income referred to in clause (x) above respectively relating to such Pool I Contributed Investment;

                  (2) for purposes of such calculation made in any subsequent Fiscal Quarter, the Carrying Value shall be reduced by (I) the outstanding principal amount of Pool I Affiliate Loans actually made in each Fiscal Quarter from, and including, the Initial Event Quarter to, and including, the immediately preceding Fiscal Quarter (after giving effect to any prepayment thereof), (II) the aggregate amount of Distributions or El Paso Demand Loans actually made from the Pool I Distributions Sub-Account in each Fiscal Quarter from, and including, the Initial Event Quarter (except, if the senior unsecured long-term debt of El Paso is Split Rated after the



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

         Payment Date occurring in the Initial Event Quarter, no Distributions actually made in such Initial Event Quarter shall be included in the aggregate amount described in this clause (II)) to, and including, the immediately preceding Fiscal Quarter, and (III) the amount of net income referred to in clause (x) above, and

                  (3) after the next Appraisal Date, the initial calculation of such financial covenant shall be based on the newly appraised Carrying Value of the Freely Transferable Portion of each Pool I Contributed Investment (it being understood that the Fiscal Quarter in which such Appraisal Date occurs shall be a new Initial Event Quarter and that such initial calculation shall be made pursuant to clause (1) above).

                  Section 7.04. Transfers from the Cash Reserve. (a) Transfers in Respect of Periodic Payments from the Cash Reserve. Subject to Section 7.06, on each Payment Date Trinity shall direct the Sponsor Subsidiary Collateral Agent to make the following transfers from the Cash Reserve (except in the case of clauses (1) to (4) (inclusive) below), free from any Lien under the Sponsor Subsidiary Credit Documents) to the following accounts, such transfers to be applied in the following order of priority:

                  (1) First, to the Sabine Operating Account in respect of Excluded Payments (to the extent not paid);

                  (2) Second, to the Sabine Operating Account, such amount as is necessary to pay Sponsor Subsidiary Expenses (except any Sponsor Subsidiary Expenses specified in clause (5) below) then due or that are scheduled to become due within 30 days thereafter;

                  (3) Third, to the Sabine Operating Account, such amount as is necessary to meet capital calls with respect to Contributed Investments;

                  (4) Fourth, to the Sabine Operating Account, such amount as is necessary to meet Sabine's obligation to make mandatory Capital Contributions under Section 5.03 of the Trinity Company Agreement;

                  (5) Fifth, to the Trinity Operating Account such amount as is necessary to satisfy the Obligations of the Sponsor Subsidiaries under the Operative Documents payable on that Payment Date (including any mandatory prepayments), such transfer in turn to be applied to the Obligations of the Sponsor Subsidiaries in the following order of priority (without duplication):

                           (i) First, to the aggregate amount of fees and other
                  amounts then due and payable to the Sponsor Subsidiary Collateral Agent under the Sponsor Subsidiary Credit Documents;

                           (ii) Second, to accrued and unpaid Additional
                  Financing Costs then due and payable;

                           (iii) Third, to accrued and unpaid interest then due
                  and payable under this Agreement;

                           (iv) Fourth, to any Indemnified Amount then due and
                  payable under Section 10;

                           (v) Fifth, to any prepayment of principal under
                  Section 2.05 (if any) to be made on such Payment Date;



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

                           (vi) Sixth, to any other payment to be made by the
                  Sponsor Subsidiaries under the Operative Documents on the Payment Date; and

                           (vii) Seventh, to accrued but unpaid Transaction
                  Costs then due and payable; and

                  (6) Sixth, provided (A) no Incipient Event, Event of Default, Notice Event, Termination Event or Liquidating Event shall have occurred and be continuing or would result therefrom and (B) El Paso has senior unsecured long-term debt credit ratings of at least BBB- by S&P and at least Baa3 by Moody's, to the Sabine Member or such other Person (including to the holder of any Subordinated Note, but only to the extent permitted by, and in accordance with the terms of, such Subordinated Note) or account as Trinity directs (upon request therefor from Sabine) an amount equal to the balance (if any) standing to the credit of the Cash Reserve less:

                           (x) (i) if, in relation to a Fiscal Year, such Payment Date is the Payment Date falling prior to the Pool II Borrowing Base Effective Date for the Pool II Borrowing Base Determination to be made in such Fiscal Year, the Pool II Holdback Amount for the last Fiscal Quarter of the prior Fiscal Year plus the Pool II Holdback Amount for the most recently completed Fiscal Quarter or (ii) in any other case, the Pool II Holdback Amount for the most recently completed Fiscal Quarter;

                           (y) the Required Cash Reserve Balance at such time;
                           and

                           (z) the Total Cash Collateral Amount (subject to
                           Section 7.04(g) below).

                  (b) Transfers from the Cash Reserve in Respect of Sponsor Subsidiary Expenses Otherwise Than on a Payment Date. Subject to Section 7.06 and so long as no Incipient Event, Event of Default, Notice Event, Termination Event, or Liquidating Event would result therefrom, Trinity may from time to time (other than on a Payment Date), at Sabine's request, direct the Sponsor Subsidiary Collateral Agent to transfer from the Cash Reserve to the Sabine Operating Account such amount as is necessary to pay Sponsor Subsidiary Expenses then due or that are scheduled to become due within 30 days thereafter.

                  (c) Transfers from the Cash Reserve in Respect of Non-Periodic Additional Financing Costs, Etc. Subject to Section 7.06, Trinity shall from time to time (other than on a Payment Date) direct the Sponsor Subsidiary Collateral Agent to transfer from the Cash Reserve (free from any Lien under the Sponsor Subsidiary Credit Documents) to the Trinity Operating Account such amount as is necessary to satisfy the Obligations of the Sponsor Subsidiaries to pay Additional Financing Costs and Transaction Costs under Section 2.06(b).

                  (d) Transfers from the Cash Reserve in Respect of Prepayments of Principal Under Section 2.05 Otherwise Than on a Payment Date. Subject to
Section 7.06, on the date (other than a Payment Date) of each prepayment under
Section 2.05, Trinity shall direct the Sponsor Subsidiary Collateral Agent to transfer from the Cash Reserve (free from any Lien under the Sponsor Subsidiary Credit Documents) to the Trinity Operating Account such amount as is necessary to satisfy the Obligations of the Sponsor Subsidiaries under this Agreement in respect of that prepayment (including amounts payable under Section 2.07(c) in respect of such prepayment), such transfer to be applied to the Obligations of the Sponsor Subsidiaries in the following order of priority (without duplication):

                  (1) First, to the aggregate amount of fees and other amounts then due and payable to the Sponsor Subsidiary Collateral Agent under the Sponsor Subsidiary Credit Documents;



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

                  (2) Second, to accrued and unpaid Additional Financing Costs then due and payable in respect of such prepayment;

                  (3) Third, to accrued and unpaid interest then due and payable under this Agreement in respect of such prepayment;

                  (4) Fourth, to the prepayment of principal under Section 2.05; and

                  (5) Fifth, to accrued but unpaid Transaction Costs then due and payable in respect of such prepayment.

                  (e) Transfers from the Cash Reserve in Respect of Excluded Payments and Capital Contributions Otherwise Than on a Payment Date. (i) Trinity may, upon Sabine's request, from time to time (other than on a Payment Date) direct the Sponsor Subsidiary Collateral Agent to transfer from the Cash Reserve to the Sabine Operating Account such amount as is represented by Excluded Payments (to the extent not paid).

                  (ii) Trinity may, upon Sabine's request, from time to time direct the Sponsor Subsidiary Collateral Agent to transfer from the Cash Reserve to the Sabine Operating Account such amount as represents the proceeds of capital contributions received from Sponsor Subsidiary Members in respect of capital calls made in respect of the Contributed Investments, capital contributions pursuant to the Sponsor Subsidiary Company Agreements and, in respect of Sabine, mandatory capital calls under Section 5.3 of the Trinity Company Agreement.

                  (f) Transfers from the Cash Reserve in Respect of Distributions on the Pool II Borrowing Base Effective Date. Trinity shall, upon Sabine's request, on the Pool II Borrowing Base Effective Date direct the Sponsor Subsidiary Collateral Agent to transfer from the Cash Reserve in accordance with Section 2.11(b) or 2.11(c) (as applicable) such amount as is permitted to be Distributed thereby.

                  (g) Transfers from the Total Cash Collateral Amount in the Cash Reserve. Subject to Section 7.06 and provided that (i) no Incipient Event, Event of Default, Notice Event, Termination Event, or Liquidating Event shall have occurred and be continuing or would result therefrom and (ii) El Paso has senior unsecured long-term debt credit ratings of at least BBB- by S&P and at least Baa3 by Moody's, Trinity shall have the right to direct the Sponsor Subsidiary Collateral Agent to make transfers from the Total Cash Collateral Amount in the Cash Reserve to the Sabine Member or such other Person (including to the holder of any Subordinated Note, but only to the extent permitted by, and in accordance with the terms of, such Subordinated Note) or account as Trinity directs (upon request therefor from Sabine) in an amount not exceeding the balance of the Total Cash Collateral Amount on (A) any date on which (x) any reduction of the Unrecovered Capital of Red River in Trinity, (y) any increase of the Pool II Borrowing Base or (z) any increase of the Aggregate Pool I Loan Value Amount becomes effective pursuant to the terms of this Agreement, (B) each Coverage Test Date and (C) the date referred to in Section 5.07(f) (each such date being a "CASH COLLATERAL AMOUNT DISTRIBUTION DATE"); provided that such transfers shall be permitted upon delivery by a Responsible Officer of El Paso of a Compliance Certificate showing the amount of the Total Cash Collateral Amount to be so transferred and the calculation of the financial covenant set forth in the second sentence of Section 5.06(a); and provided however, that, if the senior unsecured long-term debt of El Paso is Split Rated, such transfers shall be permitted upon delivery by a Responsible Officer of El Paso of a Compliance Certificate demonstrating that, after giving effect to such transfers, the Sponsor Subsidiaries would be in compliance, on a pro forma basis as of the last date of the delivery of financial statements pursuant to Section 5.03(c), with the financial covenant set forth in



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

Section 5.04(b) calculated pursuant thereto (but subject to the modifications set forth in clauses (1) through (3) of Section 7.04(i)).

                  (h) Transfers from the Cash Reserve in Respect of Distributions from the Proceeds Accounts. Subject to Section 7.06, Trinity shall, upon Sabine's request, from time to time direct the Sponsor Subsidiary Collateral Agent to transfer from the Cash Reserve any amounts deposited into the Cash Reserve pursuant to Section 7.02(a)(iii)(z) if, at any such time, Pool I Affiliate Loans are permitted to be made pursuant to Section 5.09(e).

                  (i) Transfers from the Cash Reserve in Respect of Amounts in the Pool I Distributions Sub-Account. Subject to Section 7.06, and so long as no Incipient Event, Event of Default, Notice Event, Termination Event or Liquidating Event shall have occurred and be continuing or would result therefrom, on each Payment Date after the senior unsecured long-term debt of El Paso is Split Rated, Trinity shall direct the Sponsor Subsidiary Collateral Agent to make Distributions from the Pool I Distributions Sub-Account to the Sabine Member or such other Person (including to the holder of any Subordinated Note, but only to the extent permitted by, and in accordance with the terms of, such Subordinated Note) or account as Trinity directs (upon request therefor from Sabine) in an amount not to exceed the balance standing to the credit of the Pool I Distributions Sub-Account; provided that such Distributions under this Section 7.04(i) shall be permitted to be made in the Initial Event Quarter (if the senior unsecured long-term debt of El Paso is Split Rated prior to the Payment Date occurring therein) or in the next Fiscal Quarter (if the senior unsecured long-term debt of El Paso is Split Rated after the Payment Date occurring in the Initial Event Quarter) or in any subsequent Fiscal Quarter while such senior unsecured long-term debt of El Paso remains Split Rated only if, (A) on or prior to the Payment Date occurring in the Initial Event Quarter (if the senior unsecured long-term debt of El Paso is Split Rated prior thereto) or (B) on or prior to the first Business Day of the next Fiscal Quarter (if the senior unsecured long-term debt of El Paso is Split Rated after the Payment Date occurring in the Initial Event Quarter), a Responsible Officer of El Paso delivers a Compliance Certificate demonstrating that, after giving effect to such Distributions, the Sponsor Subsidiaries would be in compliance, on a pro forma basis as of the last date of the delivery of financial statements pursuant to Section 5.03(c), with the financial covenant set forth in Section 5.04(b) calculated pursuant thereto, with the following modifications:

                  (1) for purposes of such calculation made in the Initial Event Quarter, the Carrying Value of the Freely Transferable Portion of each Pool I Contributed Investment (other than any Pool I Publicly Traded Investment) shall be reduced by the amount of net income referred to in clause (x) of Section 5.09(e)(ii);

                  (2) for purposes of such calculation made in any subsequent Fiscal Quarter, the Carrying Value shall be reduced by (I) the outstanding principal amount of Pool I Affiliate Loans actually made in each Fiscal Quarter from, and including, the Initial Event Quarter to, and including, the immediately preceding Fiscal Quarter (after giving effect to any prepayment thereof), (II) the aggregate amount of Distributions or El Paso Demand Loans actually made from the Pool I Distributions Sub-Account in each Fiscal Quarter from, and including, the Initial Event Quarter (except, if the senior unsecured long-term debt of El Paso is Split Rated after the Payment Date occurring in the Initial Event Quarter, no Distributions actually made in such Initial Event Quarter shall be included from the aggregate amount described in this clause (II)) to, and including, the immediately preceding Fiscal Quarter, and (III) the amount of net income referred to in clause (x) of Section 5.09(e)(ii), and

                  (3) after the next Appraisal Date, the initial calculation of such financial covenant shall be based on the newly appraised Carrying Value of the Freely Transferable Portion of each Pool I Contributed Investment (it being understood that the Fiscal Quarter in which such

         Appraisal Date occurs shall be a new Initial Event Quarter and that such initial calculation shall be made pursuant to clause (1) above).

                  (j) Any transfers to be made from the Cash Reserve pursuant to this Section 7.04 shall be made, to the extent applicable, in the last instance from the Pool I Distributions Sub-Account.

                  Section 7.05. Transfers from the Sabine Operating Account. (a) Excluded Payments. Trinity may from time to time, upon Sabine's request, direct the Sponsor Subsidiary Collateral Agent to transfer from the Sabine Operating Account to such account or Person as it designates (free from any Lien under the Sponsor Subsidiary Credit Documents) such amount as is represented by Excluded Payments (to the extent not paid).

                  (b) Sponsor Subsidiary Expenses. Trinity may from time to time, upon request from Sabine, direct the Sponsor Subsidiary Collateral Agent to transfer from the Sabine Operating Account to such account or Person as it designates (free from any Lien under the Sponsor Subsidiary Credit Documents) such amounts as are necessary to pay Sponsor Subsidiary Expenses when due.

                  (c) Contributed Investments Capital Calls. Trinity may from time to time, upon Sabine's request, direct the Sponsor Subsidiary Collateral Agent to transfer from the Sabine Operating Account to such account or Person as it designates (free from any Lien under the Sponsor Subsidiary Credit Documents) such amounts as are necessary to meet capital calls with respect to Contributed Investments to the extent such funds have been transferred to the Sabine Operating Account pursuant to Section 7.04(e)(ii).

                  (d) Trinity Mandatory Capital Calls. Trinity may direct the Sponsor Subsidiary Collateral Agent to transfer from the Sabine Operating Account to the Trinity Operating Account (free from any Lien under the Sponsor Subsidiary Credit Documents) such amounts as are necessary to meet Sabine's obligation to make mandatory Capital Contributions under Section 5.3 of the Trinity Company Agreement when due to the extent such funds have been transferred to the Sabine Operating Account pursuant to Section 7.04(e)(ii).

                  Section 7.06. Subsisting Event of Default or Incipient Event. Notwithstanding anything to the contrary set forth in Section 7.04 or Section 7.05, if Trinity provides notice to the Sponsor Subsidiary Collateral Agent of the occurrence and continuance of an Event of Default, Notice Event or Incipient Event, and until such time as the Sponsor Subsidiary Collateral Agent receives notice from Trinity that such Event of Default, Notice Event, or Incipient Event no longer continues, the Sponsor Subsidiary Collateral Agent shall (and each Sponsor Subsidiary agrees not to take any action inconsistent with any such action by the Sponsor Subsidiary Collateral Agent) hold all funds in the Cash Reserve and the Sabine Operating Account for application, following and during the continuance of an Event of Default, pursuant to Section 13 of the Sponsor Subsidiary Security Agreement and Section 7.07 hereof, as directed by Trinity. Trinity shall promptly notify the Sponsor Subsidiary Collateral Agent if any Incipient Event, Notice Event or Event of Default ceases to exist or is waived.

                  Section 7.07. Transfers from the Cash Reserve and the Sabine Operating Account in Respect of Payments on the Maturity Date and Application of Proceeds of Collateral Pursuant to the Sponsor Subsidiary Security Agreement. Subject to Section 13 of the Sponsor Subsidiary Security Agreement, on

                  (a) the Maturity Date;

                  (b) receipt by the Sponsor Subsidiary Collateral Agent of any proceeds of Collateral upon and after any sale of, collection from, or other realization upon, all or any part of the Collateral pursuant to the exercise of remedies available to the Sponsor Subsidiary Collateral Agent under the Sponsor Subsidiary Security Agreement; or

                  (c) receipt by the Sponsor Subsidiary Collateral Agent of any proceeds of any Disposition of Sponsor Subsidiary Property after the Liquidation Start Date,

the Sponsor Subsidiary Collateral Agent shall (and each Sponsor Subsidiary agrees not to take any action inconsistent with such action by the Sponsor Subsidiary Collateral Agent) transfer (free from any Lien under the Sponsor Subsidiary Credit Documents) to the Trinity Operating Account all amounts on deposit in the Cash Reserve and the Sabine Operating Account and such proceeds, such transfer to be applied to the Obligations of the Sponsor Subsidiaries in the following order of priority (without duplication):

                  (1) First, to the aggregate amount of fees and other amounts then due and payable to the Sponsor Subsidiary Collateral Agent under this Agreement;

                  (2) Second, to accrued and unpaid Additional Financing Costs then due and payable;

                  (3) Third, to accrued and unpaid interest then due and payable under this Agreement;

                  (4) Fourth, to the repayment of principal;

                  (5) Fifth, to accrued but unpaid Transaction Costs then due and payable;

                  (6) Sixth, to any other payment to be made by the Sponsor Subsidiaries on such date; and

                  (7) Seventh, the balance (if any) to Sabine.

                                  ARTICLE VIII

                              THE COLLATERAL AGENT

                  Section 8.01. Authorization and Action. Trinity hereby appoints and authorizes Wilmington as the Sponsor Subsidiary Collateral Agent hereunder to take such action as Sponsor Subsidiary Collateral Agent on its behalf and to exercise such powers under this Agreement and the other Sponsor Subsidiary Credit Documents as are expressly delegated to the Sponsor Subsidiary Collateral Agent by the terms hereof and thereof. As to any matters not expressly provided for by the Sponsor Subsidiary Credit Documents, including enforcement or collection of the Indebtedness resulting from the Advances and enforcement of this Agreement, the Sponsor Subsidiary Collateral Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of Trinity and such instructions shall be binding upon Trinity; provided, however, that the Sponsor Subsidiary Collateral Agent shall not be required to take any action that exposes it to personal liability or that is contrary to this Agreement or Applicable Law. The Sponsor Subsidiary Collateral Agent agrees to give to Trinity prompt notice of each notice and copies of all other documents (if any) given to it by the Sponsor Subsidiaries pursuant to the terms of this Agreement and the other Sponsor Subsidiary Credit Documents.

                  Section 8.02. Sponsor Subsidiary Collateral Agent's Reliance, Etc. Neither the Sponsor Subsidiary Collateral Agent nor any of its directors, officers, agents or employees shall be liable



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for any action taken or omitted to be taken by it or them under or in connection with the Sponsor Subsidiary Credit Documents, except for its or their own gross negligence, fraud or willful misconduct, and Trinity agrees that it will not assert or seek to assert any claim it might have against any of them in violation of this provision. Without limiting the generality of the foregoing:

                  (a) the Sponsor Subsidiary Collateral Agent may consult with legal counsel (including counsel for any Sponsor Subsidiary), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts;

                  (b) the Sponsor Subsidiary Collateral Agent makes no warranty or representation to Trinity and shall not be responsible to Trinity for any statements, warranties or representations made in or in connection with the Sponsor Subsidiary Credit Documents;

                  (c) the Sponsor Subsidiary Collateral Agent shall have no duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Sponsor Subsidiary Credit Document on the part of any Sponsor Subsidiary or to inspect the property (including the books and records) of any Sponsor Subsidiary;

                  (d) the Sponsor Subsidiary Collateral Agent shall not be responsible to Trinity for the due execution, legality, validity, enforceability, genuineness, sufficiency, or value of any Sponsor Subsidiary Credit Document or any other instrument or document furnished pursuant hereto or thereto;

                  (e) the Sponsor Subsidiary Collateral Agent shall not be liable under or in respect of any Sponsor Subsidiary Credit Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopy) believed by it to be genuine and signed or sent by the proper party or parties;

                  (f) the Sponsor Subsidiary Collateral Agent shall not be liable to Trinity for any losses incurred as the result of any sale or disposition of Permitted Investments or the transfer of any funds pursuant to the terms hereof; and

                  (g) the Sponsor Subsidiary Collateral Agent makes no representation or warranty and shall have no responsibility concerning the value or validity of the Collateral or the validity or the perfection of the pledge thereof.

                  Section 8.03. Trinity Credit Decision. Trinity acknowledges that it has, independently and without reliance upon the Sponsor Subsidiary Collateral Agent and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Trinity also acknowledges that it will, independently and without reliance upon the Sponsor Subsidiary Collateral Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

                  Section 8.04. Fee. The Sponsor Subsidiaries shall jointly and severally pay the Sponsor Subsidiary Collateral Agent an annual fee in the amount set out in and pursuant to the terms of the Sponsor Subsidiary Collateral Agent Fee Letter.



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                                   ARTICLE IX

              ASSIGNMENTS; ACQUISITIONS OF CONTRIBUTED INVESTMENTS

                  Section 9.01. No Assignment by any Sponsor Subsidiary. No Sponsor Subsidiary may assign any of its rights or obligations under this Agreement.

                  Section 9.02. Additional Sponsor Subsidiaries and Acquisitions of Contributed Investments. (a) An El Paso Company may become a Sponsor Subsidiary under this Agreement (an "ADDITIONAL SPONSOR SUBSIDIARY") and an existing Sponsor Subsidiary may acquire a Contributed Investment in accordance with the following provisions of this Section 9.02. Such accessions or acquisitions shall not be requested more than two times in any Fiscal Year.

                  (b) If an El Paso Company desires to become an Additional Sponsor Subsidiary or an existing Sponsor Subsidiary wishes to acquire a Contributed Investment, such El Paso Company or existing Sponsor Subsidiary shall deliver the following to Trinity and the Sponsor Subsidiary Collateral
Agent:

                  (i) written notice in the form of Exhibit 9.02 - 1 hereto (an "ACQUISITION/ACCESSION NOTICE");

                  (ii) an Appraisal of any Pool I Contributed Investment of such Additional Sponsor Subsidiary or any Pool I Contributed Investment to be acquired by such existing Sponsor Subsidiary dated not more than 15 days prior to the date of the Acquisition/Accession Notice; provided that the Appraisal of a Publicly Traded Investment (including Energy Partners) shall be dated on the date of the Acquisition/Accession Notice;

                  (iii) written certification of the Chief Financial Officer or Treasurer of El Paso that such Contributed Investment is an Eligible Investment, substantially in the form of Exhibit 9.02 - 2 hereto; and

                  (iv) a proposed Exception Schedule with respect to any such Contributed Investment (other than any Pre-approved Pool I Contributed Investment) and such other information in such detail as Trinity may reasonably request (including financial information in order for Trinity to calculate on a pro forma basis as of the last date of the calculation of the covenants in Section 5.04 the continued compliance by the Sponsor Subsidiaries with Section 5.04 hereof following accession of such Additional Sponsor Subsidiary or acquisition of such Contributed Investment, as applicable);

                  (c) The Trinity Class B Member on behalf of Trinity shall within 60 days after receipt of the documents referred to in clause (b) above notify such Additional Sponsor Subsidiary or existing Sponsor Subsidiary (as applicable) in writing of the Exception Schedule (in the case of any Contributed Investment other than a Pre-approved Pool I Contributed Investment) and (in the case of a Pool I Contributed Investment other than a Pre-approved Pool I Contributed Investment) the Pool I Loan Value for such Pool I Contributed Investment that are acceptable to the Trinity Class B Member on behalf of Trinity.

                  (d) Following receipt of notification under clause (c) above, if the Pool I Loan Value (if applicable) and Exception Schedule applicable to such Contributed Investment are acceptable to such Additional Sponsor Subsidiary or existing Sponsor Subsidiary, as the case may be:



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

                  (i) such Additional Sponsor Subsidiary shall automatically accede to the Sponsor Subsidiary Credit Documents on the date that Trinity notifies Sabine, the Sponsor Subsidiary Collateral Agent and the Agent that the conditions referred to in clause (e) below have been satisfied; and

                  (ii) such existing Sponsor Subsidiary may acquire such Contributed Investment at any time within 30 days after the date that Trinity notifies Sabine (and, where such Contributed Investment is a Pool I Contributed Investment, in any event within 90 days from the date of the Appraisal delivered pursuant to clause (b)(ii) above), the Sponsor Subsidiary Collateral Agent and the Agent that the following conditions referred to in clause (e) below have been satisfied and the Sponsor Subsidiary Collateral Agent confirms to Trinity that such Sponsor Subsidiary has delivered to it the certificates and instruments relating to such Contributed Investment required to be delivered pursuant to Section 4 of the Sponsor Subsidiary Security Agreement

(such notified date in clause (i) or (ii) above being the "ACQUISITION/ACCESSION DATE").

                  (e) An Additional Sponsor Subsidiary may not accede to the Sponsor Subsidiary Credit Documents and an existing Sponsor Subsidiary may not acquire a Contributed Investment unless the following conditions are satisfied:

                  (i) such Additional Sponsor Subsidiary or existing Sponsor Subsidiary delivers to Trinity and the Sponsor Subsidiary Collateral Agent the following documents:

                           (A) a Sponsor Subsidiary Accession Agreement (in the
                  case of the accession of an Additional Sponsor Subsidiary) or a Sponsor Subsidiary Security Agreement Supplement (in the case of the acquisition by an existing Sponsor Subsidiary of a Contributed Investment); and

                           (B) the documents listed in Schedule 9.02 (except the
                  notification referred to in clause (b)(ii) on Schedule 9.02) in form and substance reasonably satisfactory to Trinity;

                  (ii) in the case of a Pool I Contributed Investment, no material adverse event shall have occurred since the date of the Appraisal with respect to such Pool I Contributed Investment that could reasonably be expected to result in a material diminution of the value determined in the Appraisal;

                  (iii) such Contributed Investment is an Eligible Investment;

                  (iv) no Event of Default, Incipient Event, Notice Event, Termination Event or Liquidating Event shall be continuing or shall occur as a result of such accession or acquisition;

                  (v) an Exception Schedule (in the case of any Contributed Investment other than a Pre-approved Pool I Contributed Investment) to the Acquisition/Accession Notice is approved (with or without changes) by Trinity, Red River, the Agent, the Lender and the Equity Investors, such approval to be evidenced by the execution by Trinity and the Agent (in its own capacity and as agent for the Lender) and the Equity Investors of such Acquisition/Accession Notice; whereupon such Exception Schedule in the approved form shall become the basis for completion of the schedules to the Sponsor Subsidiary Accession Agreement or the Sponsor Subsidiary Security Agreement Supplement (as applicable);



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

                  (vi) in the case of the accession of a Sponsor Subsidiary that owns a Pool I Contributed Investment (other than a Pre-approved Pool I Contributed Investment) or the acquisition by an existing Sponsor Subsidiary of a Pool I Contributed Investment (other than a Pre-approved Pool I Contributed Investment), Trinity, Red River, the Equity Investors, the Agent and the Lender shall have all consented to such accession or acquisition, as the case may be, in their respective sole discretion;

                  (vii) where the Contributed Investment to be contributed is a Pre-approved Pool I Contributed Investment (A) in the case of each Pre-approved Pool I Contributed Investment (other than Energy Partners), 100% of the issued and voting capital stock or membership or partnership interests (as applicable) therein is contributed and pledged pursuant to the Sponsor Subsidiary Security Agreement, (B) in the case of Energy Partners, not less than 5,750,000 common units in Energy Partners are contributed, (C) in each case, El Paso has provided to Trinity evidence, in form and substance reasonably satisfactory to Trinity, Red River, the Equity Investors, the Agent and the Lender, that El Paso or its Affiliates have made capital contributions in respect of the Pool I Underlying Business relating to such Pre-approved Pool I Contributed Investment in an amount not less than the Pre-Contribution Excess Distribution for such Pool I Underlying Business, together with details of the calculation of the amount of such Pre-Contribution Excess Distribution in reasonable detail, and (D) all of the Pre-approved Pool I Contributed Investments are contributed on the same date;

                  (viii) if the Underlying Business of the Contributed Investment to be acquired by an existing Sponsor Subsidiary or that is owned by an Additional Sponsor Subsidiary is Bear Creek, then the Bear Creek Contract shall have been renewed in form and substance reasonably satisfactory to Trinity, Red River, the Equity Investors, the Agent and the Lender;

                  (ix) if the Contributed Investment to be acquired by an existing Sponsor Subsidiary or that is owned by an Additional Sponsor Subsidiary comprises all of the Equity Interests in EPPC, then Additional Sponsor Subsidiaries that have purchased the EPPC Notes shall become Additional Sponsor Subsidiaries prior to or contemporaneously with such acquisition or accession; and

                  (x) in the case of the Pool II Contributed Investments, both Pool II Contributed Investments are contributed on the same date.

                  (f) Upon acceding to the Sponsor Subsidiary Credit Documents in accordance with this Section 9.02, an Additional Sponsor Subsidiary shall:

                  (i) become jointly and severally liable for all existing and future principal and interest under and in respect of each Advance, and all Additional Financing Costs and Transaction Costs and all other amounts (including the fee referred to in Section 8.04) payable under the Sponsor Subsidiary Credit Documents;

                  (ii) become bound by all of the terms of this Agreement as if it were an original party hereto;

                  (iii) pledge, transfer and assign to the Sponsor Subsidiary Collateral Agent for the benefit of Trinity, and grant to the Sponsor Subsidiary Collateral Agent for the benefit of Trinity, a security interest in all right, title and interest of such Additional Sponsor Subsidiary (whether then owned or thereafter acquired) in, to and under the collateral described in Section 1 of the Sponsor Subsidiary Security Agreement (including any EPPC Note held by such Additional



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

         Sponsor Subsidiary, but excluding, in the case of any Sponsor Subsidiary that owns or acquires all of the Equity Interests in EPPC, such Equity Interests, any certificates and instruments representing and/or evidencing any such Equity Interests, and any right or entitlement to receive any Distribution in respect of any such Equity Interest), and shall become bound by all of the terms of the Sponsor Subsidiary Security Agreement;

                  (iv) become bound by all of the terms of each other Operative Document to which it is a party to the extent such terms relate to a Sponsor Subsidiary; and

                  (v) acquire an equal pro rata interest in the A-Loans outstanding on the Acquisition/Accession Date, and each Sponsor Subsidiary hereby assigns and transfers (subject to the Liens created pursuant to the Sponsor Subsidiary Credit Documents) to each such Additional Sponsor Subsidiary a portion of its interest in the A-Loans on such date in an amount equal to its pro rata share of the interest to be acquired by such Additional Sponsor Subsidiary.

                  (g) Upon accession of an Additional Sponsor Subsidiary to the Sponsor Subsidiary Credit Documents or acquisition by an existing Sponsor Subsidiary of a Contributed Investment:

                  (i) every reference to a "Sponsor Subsidiary" in each Operative Document shall thereafter be deemed to be a reference to such Additional Sponsor Subsidiary and the Sponsor Subsidiaries existing immediately prior to the Acquisition/Accession Date; and

                  (ii) every reference to a Contributed Investment, Intermediate Holder, or Underlying Business in each Operative Document shall thereafter be deemed to be a reference to (x) the Contributed Investment acquired by such existing Sponsor Subsidiary and the Intermediate Holder (if any) and Underlying Business relating thereto and (y) the Contributed Investments existing immediately prior to the Acquisition/Accession Date and the Intermediate Holders (if any) and Underlying Businesses relating thereto.

                  (h) An Additional Sponsor Subsidiary shall not be entitled to borrow any Advances hereunder.

                  (i) Delivery of an Acquisition/Accession Notice and a Sponsor Subsidiary Accession Agreement executed by such Additional Sponsor Subsidiary or a Sponsor Subsidiary Security Agreement Supplement executed by such existing Sponsor Subsidiary (as applicable), shall constitute confirmation by that Additional Sponsor Subsidiary or existing Sponsor Subsidiary that:

                  (i) the representations and warranties set forth in Article IV in respect of such Additional Sponsor Subsidiary, any Contributed Investment owned by it, and any Intermediate Holder and any Underlying Business relating thereto, are correct in all material respects as if made on the date of such Acquisition/Accession Notice, the date of the Sponsor Subsidiary Accession Agreement or the Sponsor Subsidiary Security Agreement Supplement (as applicable), and the Acquisition/Accession Date;

                  (ii) on a pro forma basis determined as of the last date of determination of compliance by the Sponsor Subsidiaries with Section
         5.04 after giving effect to the Contributed Investments (if any) of such Additional Sponsor Subsidiary, no Default or Event of Default under Section 5.04 would result from the accession or acquisition;

                  (iii) in the case of accession of such Additional Sponsor Subsidiary, no Incipient Event, Event of Default, Liquidating Event, Termination Event or Notice Event has occurred and



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

         is continuing or would result from the execution and delivery by such Additional Sponsor Subsidiary of the Sponsor Subsidiary Accession Agreement and performance by such Additional Sponsor Subsidiary of the Sponsor Subsidiary Accession Agreement, the other Sponsor Subsidiary Credit Documents to which it is a party and the other Operative Documents to which it is a party; and

                  (iv) in the case of acquisition of such Contributed Investment by such existing Sponsor Subsidiary, no Incipient Event, Event of Default, Liquidating Event, Termination Event or Notice Event has occurred and is continuing or would result from the execution, delivery and performance by such existing Sponsor Subsidiary of the Sponsor Subsidiary Security Agreement Supplement and the consummation of the actions contemplated to be taken pursuant to this Agreement in connection with such acquisition.

                  Section 9.03. Permitted Assignment by Trinity. After the occurrence of a Liquidating Event, Trinity may assign any or all of its rights or obligations under this Agreement to any Person; provided, however, that such assignment shall only be valid if the assignee's ownership of an interest in an Advance, and any interest thereon payable by a Sponsor Subsidiary, is reflected in the books of such Sponsor Subsidiary.

                                    ARTICLE X

                                 INDEMNIFICATION

                  Section 10.01. Indemnities by Sponsor Subsidiaries. Each Sponsor Subsidiary jointly and severally agrees, to the fullest extent permitted by Applicable Law, to indemnify and hold harmless each Indemnified Person from and against any and all claims, damages, liabilities and expenses (including fees and disbursements of counsel and claims, damages, liabilities and expenses relating to environmental matters) other than Relevant Taxes or Other Taxes (all of the foregoing to the extent not expressly excluded being collectively referred to as the "INDEMNIFIED AMOUNTS") for which any of them may become liable or which may be incurred or realized by or asserted against any such Indemnified Person, in each case in connection with or arising out of or by reason of any investigation, litigation, or proceeding, whether or not any Indemnified Person is a party thereto, arising out of, related to or in connection with this Agreement, any Sponsor Subsidiary Credit Document, any Operative Document, or any Assigned Agreement, or the use of proceeds of any Advance, including any and all Indemnified Amounts relating to, growing out of or resulting from:

                  (i) reliance on any representation or warranty or statement made or deemed made by any Sponsor Subsidiary (or any of its members) in any Operative Document that shall have been incorrect in any material respect when made or deemed made;

                  (ii) the failure by any Sponsor Subsidiary to comply with any Applicable Law with respect to any Operative Document or Assigned Agreement, or the nonconformity of any Operative Document or Assigned Agreement with any such Applicable Law;

                  (iii) the failure to vest in the Sponsor Subsidiary Collateral Agent a valid and perfected first priority security interest in the Collateral (subject to Permitted Liens);

                  (iv) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC (or its equivalent) of any applicable jurisdiction or other Applicable Laws with respect to any Collateral;



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

                  (v) any dispute, claim, offset or defense of Trinity, the Sponsor Subsidiary Collateral Agent or any other party to any Operative Document or Assigned Agreement to the payment of any amount owing to any Sponsor Subsidiary under the provisions thereof (including a defense based on such payment or the related Operative Document or Assigned Agreement not being a legal, valid and binding obligation of such Person enforceable against it in accordance with its terms);

                  (vi) any failure by any Sponsor Subsidiary to perform any duty or obligation (other than a payment obligation) in accordance with the provisions hereof or to perform its duties and obligations under the Assigned Agreements; or

                  (vii) any investigation, litigation or proceeding related to this Agreement or any other Sponsor Subsidiary Credit Document or the use of proceeds of any Advance or in respect of any Operative Document or Assigned Agreement.

                  Section 10.02. Survival of Indemnification Obligations. All indemnities provided for in this Agreement shall survive the termination of this Agreement.

                  Section 10.03. Limitations on Indemnification Obligations. The indemnities provided in Section 10.01 shall be subject to the following limitations:

                  (a) Limitation by Law. Such sections shall be enforced only to the maximum extent permitted by Applicable Law.

                  (b) Misconduct, Etc. No Indemnified Person shall be indemnified or held harmless for and no Sponsor Subsidiary shall have any liability for or in respect of, any Expenses with respect to such Indemnified Person to the extent caused by or resulting from (i) the actual fraud, willful misconduct, bad faith or gross negligence of such Indemnified Person or any of its Related Persons or (ii) any inaccuracy in, or breach of, any written certification, representation or warranty made by such Indemnified Person or any of its Related Persons in any Operative Document or in any written report or certification required hereunder or under any other Operative Document (unless and to the extent such inaccuracy or breach is attributable to any written information provided by El Paso or its Affiliates), in each case under this clause (ii) (A) if, but only if, such certification, representation or warranty is made as of a specific date, as of the date as of which the facts stated therein were certified, represented or warranted and (B) in all other cases, as of any date or during any period to which such certification, representation or warranty may be applicable.

                  (c) No Duplication. Indemnified Amounts under this Article X shall be without duplication of any amounts payable under indemnification provisions of any other Operative Document or other agreement or any amounts actually paid thereunder.

                  Section 10.04. Payments. Any amounts subject to the indemnification provisions of this Article X shall be paid by each Sponsor Subsidiary within two Business Days following demand therefor, accompanied, as may be appropriate in the context, by supporting documentation in reasonable detail. Payment shall be made to the bank account or at another location as such Indemnified Person shall designate in writing or as is expressly required under any Operative Document the obligations under which are the subject of any such payment, not later than 10:00 AM (New York time) on the date for such payment in immediately available funds.



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

                  Section 10.05. Procedural Requirements. (a) Notice of Claims. Any Indemnified Person that proposes to assert a right to be indemnified under this Article X will, promptly after receipt of notice of commencement of any action, suit or proceeding against such Indemnified Person in respect of which a claim is to be made against any Sponsor Subsidiary under this Article X (an "INDEMNIFIED PROCEEDING"), or the incurrence or realization of Indemnified Amounts in respect of which a claim is to be made against any Sponsor Subsidiary under this Article X, notify Sabine of the commencement of such Indemnified Proceeding or of such incurrence or realization, enclosing a copy of all relevant documents, including all papers served and claims made, but the omission so to notify Sabine promptly of any such Indemnified Proceeding or incurrence or realization shall not relieve (x) any Sponsor Subsidiary from any liability that it may have to such Indemnified Person under this Article X or otherwise, except, as to each Sponsor Subsidiary's liability under this Article X, to the extent, but only to the extent, that such Sponsor Subsidiary shall have been prejudiced by such omission, or (y) any other indemnitor from liability that it may have to any Indemnified Person under the Operative Documents.

                  (b) Defense of Proceedings. In case any Indemnified Proceeding shall be brought against any Indemnified Person and it shall notify Sabine of the commencement thereof, the Sponsor Subsidiaries together shall be entitled to participate in, and to assume the defense of, such Indemnified Proceeding with counsel reasonably satisfactory to such Indemnified Person, and after notice from Sabine to such Indemnified Person of such Sponsor Subsidiary's election so to assume the defense thereof and the failure by such Indemnified Person to object to such counsel within ten Business Days following its receipt of such notice, no Sponsor Subsidiary shall be liable to such Indemnified Person for legal or other expenses incurred after such notice of election to assume such defense except as provided below and except for the reasonable costs of investigating, monitoring or cooperating in such defense subsequently incurred by such Indemnified Person reasonably necessary in connection with the defense thereof. Such Indemnified Person shall have the right to employ its counsel in any such Indemnified Proceeding, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless:

                  (i) the employment of counsel by such Indemnified Person at the expense of the Sponsor Subsidiaries has been authorized in writing by Sabine (which authorization shall not be unreasonably withheld or delayed);

                  (ii) such Indemnified Person shall have reasonably concluded in its good faith (which conclusion shall be determinative unless a court determines that conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between a Sponsor Subsidiary and such Indemnified Person in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes of action available to such Indemnified Person (it being agreed that in any case referred to in this clause (ii) the Sponsor Subsidiaries shall not have the right to direct the defense of such Indemnified Proceeding on behalf of the Indemnified Person);

                  (iii) the Sponsor Subsidiaries shall not have employed Jones, Day, Reavis and Pogue, or other counsel reasonably acceptable to the Indemnified Person, to assume the defense of such Indemnified Proceeding within a reasonable time after notice of the commencement thereof (provided, however, that this clause shall not be deemed to constitute a waiver of any conflict of interest which may arise with respect to any such counsel); or

                  (iv) any counsel employed by the Sponsor Subsidiaries shall fail to timely commence or maintain the defense of such Indemnified Proceeding;



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

in each of which cases the fees and expenses of counsel for such Indemnified Person shall be at the expense of the Sponsor Subsidiaries jointly and severally; provided that without the prior written consent of such Indemnified Person, no Sponsor Subsidiary shall settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding, unless such settlement, compromise or consent or related judgment includes an unconditional release of such Indemnified Person from all liability for Expenses arising out of such claim, action, investigation, suit or other legal proceeding. No Indemnified Person shall settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding in respect of which any payment would result hereunder or under the Operative Documents without the prior written consent of El Paso, such consent not to be unreasonably withheld or delayed. Only one counsel shall be retained by all Indemnified Persons with respect to any Indemnified Proceeding, unless counsel for any Indemnified Person reasonably concludes in good faith (which conclusion shall be determinative unless a court determines that conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between such Indemnified Person and one or more other Indemnified Persons in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes of action available to such Indemnified Person (it being agreed that in any case referred to in this sentence such Indemnified Person may retain separate counsel together with all other Indemnified Persons subject to the same conflict of interest or sharing such additional defenses, claims, counterclaims or causes of action).

THE FOREGOING INDEMNITIES SHALL EXPRESSLY INCLUDE ANY INDEMNIFIED AMOUNTS ATTRIBUTABLE TO THE ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE OF ANY INDEMNIFIED PERSON.

                                   ARTICLE XI

                                  MISCELLANEOUS

                  Section 11.01. Amendments, Etc. No amendment, waiver, modification or supplement of any provision of this Agreement or any other Sponsor Subsidiary Credit Document, nor consent to any departure by any Sponsor Subsidiary therefrom, shall in any event be effective unless the same shall be in writing and signed by Sabine and Trinity; provided that if the amendment, waiver, modification, or supplement relates to the rights or obligations of the Sponsor Subsidiary Collateral Agent under this Agreement, then the consent of the Sponsor Subsidiary Collateral Agent also shall be required. Such amendment, waiver, modification, supplement or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  Section 11.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopy communication) and mailed, telecopied or delivered:

                  (a) if to any Sponsor Subsidiary, to Sabine at its address set forth in Section 2.2 of the Trinity Company Agreement, with a copy to El Paso at the address set forth in Section 2.2 of the Trinity Company Agreement;

                  (b) if to Trinity, c/o Wilmington at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-1600, Attention:
         Corporate Trust Dept., Facsimile No.: (302) 651-8882 with a copy to Citibank, N.A., Attention: Elliot Conway, Managing Director, Capital Structuring, Facsimile (212) 751-9731 and Citicorp North America, Inc., 388 Greenwich Street, New York, New York 10013, Attention: James Huddleston, Vice President, Global Securitization, Facsimile (212) 793-3728; and



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

                  (c) if to the Sponsor Subsidiary Collateral Agent, at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-1600, Attention: Anne Roberts, Facsimile No.: (302) 651-8882, with a copy to Citibank, N.A., Attention: Elliot Conway, Managing Director, Capital Structuring, Facsimile (212) 751-9731 and Citicorp North America, Inc., 388 Greenwich Street, New York, New York 10013,
         Attention: James Huddleston, Vice President, Global Securitization, Facsimile (212) 793-3728,

or at such other address as shall be designated by such party in a written notice to the other parties. Any such notices and communications shall be deemed to be delivered, given, and received for all purposes as of the date so delivered, if delivered personally, or otherwise as of the date on which the same was received (if a Business Day or, if not, on the next succeeding Business
Day).

                  Section 11.03. No Waiver, Remedies. No failure on the part of Trinity or the Sponsor Subsidiary Collateral Agent to exercise, and no delay in exercising, any right hereunder or under any other Sponsor Subsidiary Credit Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  Section 11.04. Costs and Expenses. (a) Each Sponsor Subsidiary jointly and severally agrees to pay pursuant to Section 7.04:

                  (i) all reasonable costs and expenses of the Sponsor Subsidiary Collateral Agent and Trinity, in connection with the administration, modification and amendment of any Sponsor Subsidiary Credit Document (including (A) all due diligence, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing, rating agency and recording fees and expenses, (B) the preservation of, or the sale (other than any registration under the securities laws with respect thereto) of, collection from, or other realization upon, any of the Collateral, (C) the enforcement of any of the rights of the Sponsor Subsidiary Collateral Agent or Trinity under any Sponsor Subsidiary Credit Document and (D) the reasonable fees and expenses of counsel for the Sponsor Subsidiary Collateral Agent and Trinity with respect to advising such Person as to its rights and responsibilities, or the perfection, protection, or preservation of rights or interests, under any Sponsor Subsidiary Credit Document, with respect to negotiations with any Sponsor Subsidiary or with other creditors of any Sponsor Subsidiary arising out of any Incipient Event or Event of Default or with Trinity or El Paso arising out of any Notice Event, Termination Event or Liquidating Event or any events or circumstances that may give rise to an Incipient Event or Event of Default or a Notice Event, Termination Event or Liquidating Event and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto with respect to any Sponsor Subsidiary, Trinity or El Paso); and

                  (ii) all reasonable out-of-pocket costs and expenses of the Sponsor Subsidiary Collateral Agent and Trinity in connection with the enforcement of any Sponsor Subsidiary Credit Document, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise (including the reasonable fees and expenses of counsel for Trinity with respect thereto), subject, in each case to the limitations set forth in
         Section 10.03.

                  (b) If the Sponsor Subsidiaries fail to pay when due any costs, expenses or other amounts payable by them under any Sponsor Subsidiary Credit Document, including fees and expenses of counsel



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

and indemnities, but excluding principal and interest payments and commitment fees, such amount may be paid on behalf of the Sponsor Subsidiaries by Trinity, in its sole discretion.

                  (c) The indemnities set forth in Article X and this Section
11.04 shall be in addition to any other obligations or liabilities of any Sponsor Subsidiary hereunder or at common law or otherwise; provided, however, that the indemnities set forth in Article X and this Section 11.04 shall not apply with respect to Relevant Taxes and liabilities with respect thereto, for which the exclusive remedy of Trinity, the Agent and the Sponsor Subsidiary Collateral Agent against each Sponsor Subsidiary shall be pursuant to Section
2.08 hereof. Without prejudice to the survival of any other obligation of any Sponsor Subsidiary under this Agreement, but subject to the foregoing, the indemnities and obligations contained in Article X and this Section 11.04 shall survive the payment in full of the principal of and interest on the Advances or the termination of this Agreement.

                  Section 11.05. Right of Setoff. On and after the Liquidation Start Date, Trinity is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to setoff and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Trinity to or for the credit or the account of any Sponsor Subsidiary against any and all of the Obligations of any Sponsor Subsidiary now or hereafter existing under this Agreement and although such obligations may be unmatured. The rights of Trinity under this Section are in addition to other rights and remedies (including other rights of setoff) that Trinity may have.

                  Section 11.06. Binding Effect. This Agreement shall become effective when it shall have been executed by each Sponsor Subsidiary party hereto on the date of this Agreement, Trinity and the Sponsor Subsidiary Collateral Agent and thereafter shall be binding upon and inure to the benefit of each Sponsor Subsidiary (including each Additional Sponsor Subsidiary pursuant to Section 9.02), Trinity and their respective successors and assigns and each other Indemnified Person; provided, however, that the obligations of Trinity under Article II hereof shall not become effective until satisfaction or waiver by Trinity of each of the conditions set forth in Section 3.03 hereof.

                  Section 11.07. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  Section 11.08. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  Section 11.09. Non-Recourse Liability. No recourse shall be had against the principal amount of (as distinguished from any interest payable on) any A-Loan (other than in respect of any prepayment of principal of the A-Loan Notes described in Section 2.05(b)(iv)).

                  Section 11.10. WAIVER OF JURY TRIAL. EACH SPONSOR SUBSIDIARY, THE SPONSOR SUBSIDIARY COLLATERAL AGENT AND TRINITY EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE SPONSOR SUBSIDIARY CREDIT DOCUMENTS, THE ADVANCES OR ACTIONS OF THE SPONSOR SUBSIDIARY COLLATERAL AGENT OR TRINITY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                  Section 11.11. Authorization of Sabine as Sponsor Subsidiaries' Agent. Each Sponsor Subsidiary (other than Sabine) hereby (a) appoints Sabine as its agent to take all actions, do all things, and exercise all discretions, in each case for and on behalf of such Sponsor Subsidiary, that are expressly delegated to Sabine under the Operative Documents and/or that such Sponsor Subsidiary is entitled to take, do or exercise, under the Sponsor Subsidiary Credit Documents or any other Operative Document and (b) authorizes Sabine, for and on behalf of such Sponsor Subsidiary, to execute and deliver all certificates and notices to be delivered by such Sponsor Subsidiary under the Sponsor Subsidiary Credit Documents or any other Operative Document.

                  Section 11.12. Consent to Jurisdiction. (a) Each Sponsor Subsidiary hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City and any appellate court from any thereof in any action or proceeding by Trinity or the Trinity Liquidator or any other Indemnified Person (each such Person, a "CLAIMANT") in respect of, but only in respect of, any claims or causes of action arising out of or relating to any Sponsor Subsidiary Credit Document (such claims and causes of action, collectively, being "PERMITTED CLAIMS"), and each Sponsor Subsidiary hereby irrevocably agrees that all Permitted Claims may be heard and determined in such New York State court or in such Federal court. Each Sponsor Subsidiary hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding in any aforementioned court in respect of Permitted Claims. Each Sponsor Subsidiary hereby irrevocably appoints CT Corporation System (the "PROCESS AGENT"), with an office on the date hereof at 111 Eighth Avenue, 13th Floor, New York, New York 10011, as its agent to receive on behalf of such Person and its property service of copies of the summons and complaint and other process which may be served on a Claimant in any such action or proceeding in any aforementioned court in respect of Permitted Claims. Such service may be made by delivering a copy of such process to a Sponsor Subsidiary by courier and by certified mail (return receipt requested), fees and postage prepaid, both (i) in care of the Process Agent at the Process Agent's above address and (ii) at El Paso's address specified pursuant to Section 6.2 of the El Paso Agreement, and each Sponsor Subsidiary hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. Each Sponsor Subsidiary agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  (b) Nothing in this Section 11.12 shall affect the right of any Claimant to serve legal process in any other manner permitted by law or affect any right otherwise existing of any Claimant to bring any action or proceeding against any Sponsor Subsidiary or its property in the courts of other jurisdictions or (ii) shall be deemed to be a general consent to jurisdiction in any particular court or a general waiver of any defense or a consent to jurisdiction of the courts expressly referred to in subsection (a) above in any action or proceeding in respect of any claim or cause of action other than Permitted Claims.

                  [Remainder of page intentionally left blank]




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

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                             SPONSOR SUBSIDIARIES

                                             SABINE RIVER INVESTORS, L.L.C.

                                             By: EL PASO RED RIVER HOLDING
                                                 COMPANY, its Sole Member

                                             By: /s/ John J. Hopper
                                                 -------------------------------
                                                 Name:  John J. Hopper
                                                 Title: Manager



                                             SABINE RIVER INVESTORS I, L.L.C.

                                             By: EL PASO ENERGY PARTNERS
                                                 COMPANY, its Sole Member


                                             By: /s/ John J. Hopper
                                                 -------------------------------
                                                 Name:  John J. Hopper
                                                 Title: Manager



                                             SABINE RIVER INVESTORS II, L.L.C.

                                             By: EL PASO FIELD SERVICES HOLDING
                                                 COMPANY, its Sole Member


                                             By: /s/ John J. Hopper
                                                 -------------------------------
                                                 Name:  John J. Hopper
                                                 Title: Manager



                                             SABINE RIVER INVESTORS III, L.L.C.

                                             By: TENNESSEE GAS PIPELINE COMPANY,
                                                 its Sole Member


                                             By: /s/ John J. Hopper
                                                 -------------------------------
                                                 Name:  John J. Hopper
                                                 Title: Manager

                                              SABINE RIVER INVESTORS IV, L.L.C.

                                             By: SOUTHERN NATURAL GAS COMPANY,
                                                 its Sole Member


                                             By: /s/ John J. Hopper
                                                 -------------------------------
                                                 Name:  John J. Hopper
                                                 Title: Manager



                                             SABINE RIVER INVESTORS V, L.L.C.

                                             By: EL PASO NATURAL GAS COMPANY,
                                                 its Sole Member


                                             By: /s/ John J. Hopper
                                                 -------------------------------
                                                 Name:  John J. Hopper
                                                 Title: Manager



                                             SABINE RIVER INVESTORS VI, L.L.C.

                                             By: EL PASO PRODUCTION HOLDING
                                                 COMPANY, its Sole Member


                                             By: /s/ John J. Hopper
                                                 -------------------------------
                                                 Name:  John J. Hopper
                                                 Title: Manager



                                             SABINE RIVER INVESTORS VII, L.L.C.

                                             By: EL PASO PRODUCTION HOLDING
                                             COMPANY, its Sole Member


                                             By: /s/ John J. Hopper
                                                 -------------------------------
                                                 Name:  John J. Hopper
                                                 Title: Manager

                                             SABINE RIVER INVESTORS VIII, L.L.C.

                                             By: EL PASO PRODUCTION HOLDING
                                                 COMPANY, its Sole Member


                                             By: /s/ John J. Hopper
                                                 -------------------------------
                                                 Name:  John J. Hopper
                                                 Title: Manager



                                             SABINE RIVER INVESTORS IX, L.L.C.

                                             By: EL PASO PRODUCTION HOLDING
                                                 COMPANY, its Sole Member


                                             By: /s/ John J. Hopper
                                                 -------------------------------
                                                 Name:  John J. Hopper
                                                 Title: Manager

                                             SPONSOR SUBSIDIARY COLLATERAL
                                             AGENT

                                             WILMINGTON TRUST COMPANY,
                                             Not in its individual capacity, but
                                             solely in its capacity as Sponsor
                                             Subsidiary Collateral Agent


                                             By: /s/ Ann E. Roberts
                                                 -------------------------------
                                             Name: Ann E. Roberts
                                             Title: Assistant Vice President

                                             TRINITY

                                             TRINITY RIVER ASSOCIATES, L.L.C.

                                             By: Sabine River Investors, L.L.C.,
                                                 its Class A Member

                                             By: EL PASO RED RIVER HOLDING
                                                 COMPANY, its Sole Member


                                             By: /s/ John J. Hopper
                                                 -------------------------------
                                                 Name:  John J. Hopper
                                                 Title: Manager